UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-22148

Invesco Actively Managed Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

3500 Lacey Road Downers Grove, IL 60515
(Address of principal executive offices) (Zip code)

Anna Paglia President 3500 Lacey Road Downers Grove, IL 60515
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end:  October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b)	Not applicable.

Invesco Annual Report to Shareholders October 31, 2021
PSR	Invesco Active U.S. Real Estate ETF

PSMB	Invesco Balanced Multi-Asset Allocation ETF

PSMC	Invesco Conservative Multi-Asset Allocation ETF

PSMG	Invesco Growth Multi-Asset Allocation ETF

IHYF	Invesco High Yield Bond Factor ETF

PSMM	Invesco Moderately Conservative Multi-Asset Allocation ETF

PHDG	Invesco S&P 500® Downside Hedged ETF

GTO	Invesco Total Return Bond ETF

GSY	Invesco Ultra Short Duration ETF

VRIG	Invesco Variable Rate Investment Grade ETF

2

The Market Environment

Domestic Equity

US equity markets posted gains in the fourth quarter of 2020, as positive news on coronavirus (“COVID-19”) vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter of 2020. However, stocks were buoyed by the US Federal Reserve’s (the Fed’s) pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at calendar year-end to 1.74%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that the US GDP grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September 2021,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. In October 2021, investor sentiment improved as many S&P 500 index companies met or exceeded earnings expectations and the index hit new record highs. For the fiscal year, the S&P 500 Index returned 42.91%.4

[1]	Source: US Department of the Treasury
[2]	Source: US Bureau of Economic Analysis
[3]	Source: US Bureau of Labor Statistics, July 13, 2021
[4]	Source: Lipper Inc.

Fixed Income

Fixed income markets posted positive gains in the third quarter of 2020 primarily due to the Federal Reserve’s (Fed) continued accommodative pledge to keep interest rates low through 2023, extending central bank support of many fixed income asset classes. Additionally, the Fed announced a revised framework for interest rate policy by changing the way its inflation targets operate, aiming for lower volatility within interest rates. Corporate credit spreads in the US and globally rallied early in the quarter, however, US markets wobbled late in the quarter amid a resurgence in European COVID-19 cases, as well as questions over refreshed fiscal stimulus measures. Central banks across developed nations in Europe and Asia have taken accommodative stances to keeping interest rate low. Uncertainty regarding the 2020 US presidential election and concerns of smooth transitions of power dampened markets towards the end of the quarter. The unemployment rate fell to 7.9%,1 its lowest since the beginning of the COVID-19 pandemic.

US corporate markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Global corporate markets were also buoyed by similar factors and ultra-accommodative central bank policies. Bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Corporate issuance of investment grade credit slowed in the quarter, concluding a year of record issuance. US interest rate moves subtly affected fixed income valuations during the quarter. The two-year Treasury yield fell from 0.14% to 0.13%, while the 10-year yield saw an increase of 25 basis points, rising from 0.68% to 0.93% (a basis point is one one-hundredth of a percentage point).2 The yield curve, as measured by the yield differential between 2- and 10-year Treasuries, steepened modestly during the quarter. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged.

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,2 their highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021, as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by 0.77% to end the quarter at 2.41%. Importantly, short-term rates, which are closely tied to Fed policy, were quite steady. Two-year US Treasury yields moved up just 0.04% to 0.16%.2

3

The Market Environment (continued)

Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the year due to a sharply rising interest rate environment. Globally, corporate credit markets rallied as economic activity continued to rebound. Yet global corporate credit spreads took a step back at the beginning of the third quarter of 2021, while credit stress from key emerging market country issuers stirred fear of possible global contagion. Despite higher volatility stemming from inflation concerns and potential for rising interest rates, investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021.3 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter, and economically sensitive areas, such as the consumer discretionary and technology sectors, began to recover. With an inconsistent global vaccine rollout and the threat of COVID-19 variants on the rise, investors remained cautiously optimistic and expected corporate balance sheets to continue to recover meaningfully in 2021.

Global Equity

At the beginning of the fiscal year, global equity markets posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Emerging market equities posted robust gains amplified by US dollar weakness.

Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation. The value-led equity rally continued in most regions, with value stocks outperforming growth stocks. The successful rollout of COVID-19 vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-19 related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities.

Developed global equity markets were flat in the third quarter of 2021 amid concerns about rising inflation, supply disruptions and the economic growth rate. Energy stocks and energy-driven markets performed well as global shortages pushed oil and gas prices higher. Emerging market equities declined during the quarter, primarily due to weak performance from Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector and the potential default of a large Chinese property developer.

In October of 2021, global equity stocks were positive with the US market leading the way, and Chinese equities rebounded after their decline in the third quarter. Overall, developed market equities outperformed emerging market equities for the fiscal year.

[1]	Source: US Bureau of Labor Statistics
[2]	Source: US Department of the Treasury
[3]	Source: US Bureau of Economic Analysis

4

PSR	Management’s Discussion of Fund Performance
Invesco Active U.S. Real Estate ETF (PSR)

The Invesco Active U.S. Real Estate ETF (the “Fund”) is an actively managed exchange-traded fund whose investment objective is to achieve high total return through growth of capital and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in securities of companies that are principally engaged in the U.S. real estate industry and included within the FTSE NAREIT All Equity REITs Index (the “Benchmark Index”). The Fund considers a company to be principally engaged in the U.S. real estate industry if it: (i) derives 50% of its revenues or profits from the ownership, leasing, management, construction, financing or sale of U.S. real estate; or (ii) has at least 50% of the value of its assets invested in U.S. real estate. The Fund plans to invest principally in equity real estate investment trusts (“REITs”). Equity REITs pool investors’ funds for investments primarily in real estate properties or real estate-related loans (such as mortgages). The Fund also may invest in real estate operating companies (“REOCs”), as well as securities of other companies principally engaged in the U.S. real estate industry. REOCs are similar to REITs, except that REOCs reinvest their earnings into the business, rather than distributing them to unitholders like REITs.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 44.82%. On a net asset value (“NAV”) basis, the Fund returned 44.71%. During the same time period, the Benchmark Index returned 45.73%.

The Fund’s underperformance relative to the Benchmark Index during the period is primarily the result of security selection. In particular, security selection in the industrial REITs and health care REITs sub-industries were key detractors from the Fund’s relative performance. Within the industrial REITs sub-industry, an underweight position in Prologis, Inc. (portfolio average weight of 3.72%) and an overweight position in Americold Realty Trust (portfolio average weight of 1.02%) were the main detractors from the Fund’s performance. Within the health care REITs sub-industry, an overweight position in National Health Investors, Inc. (portfolio average weight of 0.40%) detracted from the Fund’s relative performance. Additionally, underweight exposure to the retail REITs sub-industry detracted from the Fund’s relative performance.

Key contributors to the Fund’s relative return included underweight exposure to the office REITs sub-industry and overweight exposure to the residential REITs sub-industry. Additionally, security selection in the specialized REITs sub-industry contributed to the Fund’s relative performance. In particular, an underweight position in Equinix, Inc. (average portfolio weight of 3.40%) contributed.

Property Type and Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Infrastructure REITs	20.18
Industrial	13.41
Data Centers	11.21
Apartments	10.62
Self Storage	7.55
Health Care	7.41
Office	4.29
Manufactured Homes	3.92
Shopping Centers	3.86
Free Standing	3.46
Specialty	2.96
Diversified	2.90
Timber REITs	2.81
Lodging Resorts	2.75
Single Family Homes	2.65
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
American Tower Corp.	6.76
Crown Castle International Corp.	6.73
SBA Communications Corp., Class A	6.69
Equinix, Inc.	2.87
Digital Realty Trust, Inc.	2.86
CyrusOne, Inc.	2.81
CoreSite Realty Corp.	2.67
Extra Space Storage, Inc.	1.93
Life Storage, Inc.	1.91
CubeSmart	1.87
Total	37.10

*	Excluding money market fund holdings.

5

Invesco Active U.S. Real Estate ETF (PSR) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE NAREIT All Equity REITs Index	45.73%	15.33%	53.40%	11.06%	68.99%	11.40%	194.39%	17.36%	693.75%
Fund
NAV Return	44.71	14.96	51.92	10.71	66.31	10.68	175.88	16.60	630.12
Market Price Return	44.82	15.03	52.19	10.72	66.37	10.67	175.66	16.66	634.82

Fund Inception: November 20, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, as supplemented to date, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

6

PSMB	Management’s Discussion of Fund Performance
Invesco Balanced Multi-Asset Allocation ETF (PSMB)

The Invesco Balanced Multi-Asset Allocation ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks to provide current income and capital appreciation. The Fund is a “fund of funds,” meaning that it invests its assets primarily in other ETFs (“Underlying ETFs”), rather than in securities of individual companies. Under normal circumstances, most of those Underlying ETFs will be ETFs that are advised by the Fund’s adviser or one of its affiliates (the “Invesco ETFs”). However, at times the Fund also may invest a portion of its assets in Underlying ETFs that are advised by unaffiliated advisers. The Fund and the Invesco ETFs are part of the same group of investment companies. The Fund seeks to achieve its investment objective by allocating its assets using a balanced investment style that seeks to maximize the benefits of diversification, which focuses on investing portions of the Fund’s assets both in Underlying ETFs that invest primarily in fixed-income securities (“Fixed Income ETFs”) as well as in Underlying ETFs that invest primarily in equity securities (“Equity ETFs”).

Invesco Advisers, Inc., the Fund’s sub-adviser, uses the following investment process to construct the Fund’s portfolio: (1) a strategic allocation across broad asset classes (i.e., equities and fixed income securities) and particular investment factors within those classes (e.g., for fixed income securities, exposure to domestic, international, corporate, government, high-yield and investment grade bonds; for equity securities, exposure to domestic and international issuers); (2) selection of Underlying ETFs that best represent those broad asset classes and factor exposures, based on a comprehensive quantitative and qualitative criteria (such as management experience and structure, investment process, performance and risk metrics); (3) determination by the Fund’s sub-adviser of target weightings in each Underlying ETF in a manner that seeks to manage the amount of active risk contributed by each Underlying ETF; (4) and ongoing monitoring of the Fund’s performance and risk. The Fund typically holds a limited number of securities (generally 10-20).

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 27.68%. On a net asset value (“NAV”) basis, the Fund returned 27.55%. During the same time period, the Custom Invesco Balanced Allocation ETF Index (the “Benchmark Index”) returned 21.02%, while the S&P 500® Index returned 42.91%.

The Fund’s performance, on a NAV basis, was higher than the return of the Benchmark Index during the period primarily due to the Fund’s higher relative exposure to US equity securities. Exposure to small/mid cap equity securities, along with exposure to taxable municipal bonds and variable rate investment grade debt, also contributed to the Fund’s relative performance. The Fund’s performance, on a NAV basis, was lower than the return of the S&P 500 Index during the period primarily due to the Fund’s lower relative exposure to US equities.

For the fiscal year ended October 31, 2021, from an asset class perspective, exposure to US equity and small/mid cap equity through Underlying ETFs were the largest contributors to the Fund’s absolute returns, followed by non-US developed equity. From an asset class perspective, there were no detractors from the Fund’s performance.

Positions that contributed most significantly to the Fund’s absolute return included the Invesco RAFI Strategic US Small Company ETF (portfolio average weight of 6.86%), the Invesco Russell 1000 Dynamic Multifactor ETF (portfolio average weight of 8.58%) and Invesco RAFI Strategic US ETF (portfolio average weight of 8.82%). Positions that detracted most significantly from the Fund’s absolute return included the Invesco 1-30 Laddered Treasury ETF (portfolio average weight of 6.43%) and the Invesco Investment Grade Defensive ETF (portfolio average weight of 4.74%).

Market Segment Breakdown (% of the Fund’s Net Assets)* as of October 31, 2021
U.S. Equities	46.54
Fixed Income	37.69
International and Developed Equities	9.96
Emerging Markets Equities	5.81
Money Market Funds Plus Other Assets Less Liabilities	0.00

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Invesco Taxable Municipal Bond ETF	12.44
Invesco S&P 500® Pure Growth ETF	8.96
Invesco RAFI™ Strategic US ETF	8.56
Invesco Russell 1000 Dynamic Multifactor ETF	7.49
Invesco 1-30 Laddered Treasury ETF	6.96
Invesco RAFI™ Strategic US Small Company ETF	5.50
Invesco RAFI™ Strategic Developed ex-US ETF	5.45
Invesco S&P MidCap Low Volatility ETF	5.00
Invesco S&P 500® Low Volatility ETF	4.53
Invesco S&P SmallCap Low Volatility ETF	4.51
Total	69.40

*	Excluding money market fund holdings.

7

Invesco Balanced Multi-Asset Allocation ETF (PSMB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Custom Invesco Balanced Allocation ETF Index	21.02%	13.03%	44.39%	9.85%	55.23%
S&P 500® Index	42.91	21.48	79.25	17.46	112.41
Fund
NAV Return	27.55	13.17	44.95	10.20	57.57
Market Price Return	27.68	13.01	44.31	10.13	57.09

Fund Inception: February 23, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.32% includes the unitary management fee of 0.05% and acquired fund fees and expenses of 0.27%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	The Benchmark Index is a custom benchmark that consists of 60% MSCI ACWI Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

8

PSMC	Management’s Discussion of Fund Performance
Invesco Conservative Multi-Asset Allocation ETF (PSMC)

The Invesco Conservative Multi-Asset Allocation ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks total return consistent with a lower level of risk relative to the broad stock market. The Fund is a “fund of funds,” meaning that it invests its assets primarily in other ETFs (“Underlying ETFs”), rather than in securities of individual companies. Under normal circumstances, most of those Underlying ETFs will be ETFs that are advised by the Fund’s adviser or one of its affiliates (the “Invesco ETFs”). However, at times the Fund also may invest a portion of its assets in Underlying ETFs that are advised by unaffiliated advisers. The Fund and the Invesco ETFs are part of the same group of investment companies. The Fund seeks to achieve its investment objective by allocating its assets using a conservative investment style that seeks to maximize the benefits of diversification, which focuses on investing a greater portion of the Fund’s assets in Underlying ETFs that invest primarily in fixed- income securities (“Fixed Income ETFs”), but also provides some exposure to Underlying ETFs that invest primarily in equity securities (“Equity ETFs”).

Invesco Advisers, Inc., the Fund’s sub-adviser, uses the following investment process to construct the Fund’s portfolio: (1) a strategic allocation across broad asset classes (i.e., equities and fixed income securities) and particular investment factors within those classes (e.g., for fixed income securities, exposure to domestic, international, corporate, government, high-yield and investment grade bonds; for equity securities, exposure to domestic and international issuers); (2) selection of Underlying ETFs that best represent those broad asset classes and factor exposures, based on comprehensive quantitative and qualitative criteria (such as management experience and structure, investment process, performance and risk metrics);

(3) determination by the Fund’s sub-adviser of target weightings in each Underlying ETF in a manner that seeks to manage the amount of active risk contributed by each Underlying ETF; and (4) ongoing monitoring of the Fund’s performance and risk. The Fund typically holds a limited number of securities (generally 10-20).

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 11.44%. On a net asset value (“NAV”) basis, the Fund returned 11.18%. During the same time period, the Custom Invesco Conservative Allocation ETF Index (the “Benchmark Index”) returned 6.32%, while the S&P 500® Index returned 42.91%.

The Fund’s performance, on a NAV basis, was higher than the return of the Benchmark Index during the period primarily due to the Fund’s higher relative exposure to US equity securities. Exposure to high yield corporate bonds, along with taxable municipal bonds and preferred stock, also contributed to the Fund’s relative performance. The Fund’s performance, on a NAV basis, was lower than the return of the S&P 500 Index during the period primarily due to the Fund’s lower relative exposure to US equities. For the fiscal year ended October 31, 2021, from an asset class perspective, exposure to US equity and high yield corporate bonds through Underlying ETFs were the largest contributors to the Fund’s absolute returns, followed by taxable municipal bonds. From an asset class perspective, there were no detractors from the Fund’s performance.

Positions that contributed most significantly to the Fund’s absolute return included the Invesco S&P 500 Pure Growth ETF (portfolio average weight of 4.77%) and the Invesco Russell 1000 Dynamic Multifactor ETF (portfolio average weight of 3.81%). Invesco Investment Grade Defensive ETF (portfolio average weight of 8.27%) along with the Invesco Investment Grade Value ETF (portfolio average weight of 4.38%) and the Invesco RAFI Strategic Emerging Markets ETF (portfolio average weight of 0.51%) detracted from the Fund’s absolute return.

Market Segment Breakdown (% of the Fund’s Net Assets)* as of October 31, 2021
Fixed Income	75.71
U.S. Equities	19.32
International and Developed Equities	4.00
Emerging Markets Equities	0.96
Money Market Funds Plus Other Assets Less Liabilities	0.01

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Invesco Taxable Municipal Bond ETF	18.02
Invesco Variable Rate Investment Grade ETF	15.39
Invesco Fundamental High Yield® Corporate Bond ETF	11.93
Invesco 1-30 Laddered Treasury ETF	8.99
Invesco Senior Loan ETF	7.93
Invesco PureBetaSM 0-5 Yr US TIPS ETF	5.99
Invesco RAFI™ Strategic US ETF	4.57
Invesco Preferred ETF	3.99
Invesco Investment Grade Defensive ETF	3.97
Invesco S&P 500® Pure Growth ETF	3.71
Total	84.49

*	Excluding money market fund holdings.

9

Invesco Conservative Multi-Asset Allocation ETF (PSMC) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Custom Invesco Conservative Allocation ETF Index	6.32%	8.18%	26.59%	5.78%	30.11%
S&P 500® Index	42.91	21.48	79.25	17.46	112.41
Fund
NAV Return	11.18	8.23	26.76	6.23	32.67
Market Price Return	11.44	8.25	26.83	6.20	32.53

Fund Inception: February 23, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.36% includes the unitary management fee of 0.05% and acquired fund fees and expenses of 0.31%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	The Benchmark Index is a custom benchmark that consists of 20% MSCI ACWI Index and 80% Bloomberg Barclays U.S. Aggregate Bond Index.

10

PSMG	Management’s Discussion of Fund Performance
Invesco Growth Multi-Asset Allocation ETF (PSMG)

The Invesco Growth Multi-Asset Allocation ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks to provide long-term capital appreciation. The Fund is a “fund of funds,” meaning that it invests its assets primarily in other ETFs (“Underlying ETFs”), rather than in securities of individual companies. Under normal circumstances, most of those Underlying ETFs will be ETFs that are advised by the Fund’s adviser or one of its affiliates (the “Invesco ETFs”). However, at times the Fund also may invest a portion of its assets in Underlying ETFs that are advised by unaffiliated advisers. The Fund and the Invesco ETFs are part of the same group of investment companies. The Fund seeks to achieve its investment objective by allocating its assets using a growth investment style that seeks to maximize the benefits of diversification, which focuses on investing a greater portion of Fund assets in Underlying ETFs that invest primarily in equity securities (“Equity ETFs”), but also provides some exposure to Underlying ETFs that invest primarily in fixed-income securities (“Fixed Income ETFs”).

Invesco Advisers, Inc., the Fund’s sub-adviser, uses the following investment process to construct the Fund’s portfolio: (1) a strategic allocation across broad asset classes (i.e., equities and fixed income securities) and particular investment factors within those classes (e.g., for fixed income securities, exposure to domestic, international, corporate, government, high-yield and investment grade bonds; for equity securities, exposure to domestic and international stocks); (2) selection of Underlying ETFs that best represent those broad asset classes and factor exposures, based on comprehensive quantitative and qualitative criteria (such as management experience and structure, investment process, performance and risk metrics); (3) determination by the Fund’s sub-adviser of target weightings in each Underlying ETF in a manner that seeks to manage the amount of active risk contributed by each Underlying ETF; and (4) ongoing monitoring of the Fund’s performance and risk. The Fund typically holds a limited number of securities (generally 10-20).

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 36.58%. On a net asset value (“NAV”) basis, the Fund returned 36.68%. During the same time period, the Custom Invesco Growth Allocation ETF Index (the “Benchmark Index”) returned 28.95%, while the S&P 500® Index returned 42.91%.

The Fund’s performance, on a NAV basis, was higher than the return of the Benchmark Index during the period primarily due to the Fund’s higher relative exposure to US equity securities. Exposure to small/mid cap equity securities, along with exposure to taxable municipal bonds and treasury inflation-protected securities (TIPS), also contributed to the Fund’s relative performance. The Fund’s performance, on a NAV basis, was lower than the return of the S&P 500 Index during the period primarily due to the Fund’s lower relative exposure to US equities.

For the fiscal year ended October 31, 2021, from an asset class perspective, exposure to US equity and small/mid cap equity through Underlying ETFs were the largest contributors to the Fund’s absolute returns, followed by non-US developed equity. From an asset class perspective, there were no detractors from the Fund’s performance.

Positions that contributed most significantly to the Fund’s absolute return included the Invesco Russell 1000 Dynamic Multifactor ETF (portfolio average weight of 11.07%) and the Invesco RAFI Strategic US Small Company ETF (portfolio average weight of 8.62%). Invesco Investment Grade Defensive ETF (portfolio average weight of 3.63%) was the only position to detract from the Fund’s absolute return.

Market Segment Breakdown (% of the Fund’s Net Assets)* as of October 31, 2021
U.S. Equities	57.58
Fixed Income	19.78
International and Developed Equities	14.40
Emerging Markets Equities	8.23
Money Market Funds Plus Other Assets Less Liabilities	0.01

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Invesco S&P 500® Pure Growth ETF	12.09
Invesco RAFI™ Strategic US ETF	11.04
Invesco Russell 1000 Dynamic Multifactor ETF	9.46
Invesco RAFI™ Strategic Developed ex-US ETF	7.40
Invesco S&P International Developed Low Volatility ETF	6.99
Invesco RAFI™ Strategic US Small Company ETF	6.98
Invesco S&P 500® Low Volatility ETF	6.03
Invesco S&P SmallCap Low Volatility ETF	6.00
Invesco S&P MidCap Low Volatility ETF	5.98
Invesco 1-30 Laddered Treasury ETF	5.95
Total	77.92

*	Excluding money market fund holdings.

11

Invesco Growth Multi-Asset Allocation ETF (PSMG) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Custom Invesco Growth Allocation ETF Index	28.95%	15.31%	53.30%	11.78%	68.42%
S&P 500® Index	42.91	21.48	79.25	17.46	112.41
Fund
NAV Return	36.68	15.16	52.73	11.96	69.68
Market Price Return	36.58	15.01	52.14	11.93	69.52

Fund Inception: February 23, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% includes the unitary management fee of 0.05% and acquired fund fees and expenses of 0.25%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	The Benchmark Index is a custom benchmark that consists of 80% MSCI ACWI Index and 20% Bloomberg Barclays U.S. Aggregate Bond Index.

12

IHYF	Management’s Discussion of Fund Performance
Invesco High Yield Bond Factor ETF (IHYF)

The Invesco High Yield Bond Factor ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks to provide total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield, below-investment grade, fixed-income securities (also referred to as “junk” bonds), and in derivatives and other instruments that have economic characteristics similar to such securities.

Invesco Advisers, Inc., the Fund’s sub-adviser, selects securities for the Fund’s portfolio by utilizing a factor-based strategy that involves systematically targeting securities exhibiting quantifiable issuer characteristics (or “factors”) that the sub-adviser believes will have higher returns than other fixed income securities with comparable characteristics over market cycles. In practice, this means the Fund may have higher allocations to: value bonds (bonds that have high spreads relative to other securities of similar credit quality and/or sector); low volatility bonds (bonds that have lower levels of price volatility); and high carry bonds (bonds with higher absolute yield or spread). The portfolio managers expect to include additional factors, modify the factors used to build the Fund’s portfolio, or, alternatively, actively manage the Fund’s portfolio to minimize certain risks, as it deems appropriate.

During the fiscal period from the Fund’s inception (December 2, 2020) through October 31, 2021, on a market price basis, the Fund returned 5.30%. On a net asset value (“NAV”) basis, the Fund returned 5.39%. During the same time period, the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index (the “Benchmark Index”) returned 5.95%.

The Fund’s performance, on a NAV basis, was less than the return of the Benchmark Index during the period primarily because of the Fund’s underweight allocation to the consumer staples sector and the health care sector. Exposure to US Treasuries detracted from the Fund’s relative performance. During the same time period, the Benchmark Index posted a positive return, driven by a larger allocation to the energy and the industrials sectors.

For the fiscal period ended October 31, 2021, from an industry perspective, exposure in oil, gas & consumable fuels was the largest contributor to the Fund’s absolute returns, followed by equity real estate investment trusts (REITs). In contrast, diversification in independent power and renewable electricity producers and pharmaceuticals detracted from the Fund’s performance.

Positions that contributed most significantly to the Fund’s absolute return included the Occidental Petroleum Corp. (portfolio average weight of 1.10%) and a 10-Year US Treasury Note (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s absolute return included a 10-Year US Treasury Note (no longer held at fiscal year-end) and a 10-Year US Treasury Note (no longer held at fiscal year-end).

Security Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
U.S. Dollar Denominated Bonds & Notes	97.23
U.S. Treasury Securities	0.19
Money Market Funds Plus Other Assets Less Liabilities	2.58

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Occidental Petroleum Corp., 8.88%, 07/15/2030	1.09
Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/2025	0.75
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025	0.71
GFL Environmental, Inc., 4.25%, 06/01/2025	0.66
Cleveland-Cliffs, Inc., 6.75%, 03/15/2026	0.66
Staples, Inc., 7.50%, 04/15/2026	0.64
Sprint Corp., 7.13%, 06/15/2024	0.64
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc, 5.88%, 08/15/2027	0.64
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025	0.64
Sprint Corp., 7.88%, 09/15/2023	0.63
Total	7.06

*	Excluding money market fund holdings.

13

Invesco High Yield Bond Factor ETF (IHYF) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	Fund Inception
Index	Average Annualized	Cumulative
Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index		5.95%
Fund
NAV Return		5.39
Market Price Return		5.30

Fund Inception: December 2, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted.

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

14

PSMM	Management’s Discussion of Fund Performance
Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)

The Invesco Moderately Conservative Multi-Asset Allocation ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks to provide current income and some capital appreciation. The Fund is a “fund of funds,” meaning that it invests its assets primarily in other ETFs (“Underlying ETFs”), rather than in securities of individual companies. Under normal circumstances, most of those Underlying ETFs will be ETFs that are advised by the Fund’s adviser or one of its affiliates (the “Invesco ETFs”). However, at times the Fund also may invest a portion of its assets in Underlying ETFs that are advised by unaffiliated advisers. The Fund and the Invesco ETFs are part of the same group of investment companies. The Fund seeks to achieve its investment objective by allocating its assets using a moderately conservative investment style that seeks to maximize the benefits of diversification, which focuses on investing portions of the Fund’s assets in Underlying ETFs that invest primarily in equity securities (“Equity ETFs”), as well as in Underlying ETFs that invest primarily in fixed-income securities (“Fixed Income ETFs”).

Invesco Advisers, Inc., the Fund’s sub-adviser uses the following investment process to construct the Fund’s portfolio: (1) a strategic allocation across broad asset classes (i.e., equities and fixed income securities) and particular investment factors within those classes (e.g., for fixed income securities, exposure to domestic, international, corporate, government, high-yield and investment grade bonds; for equity securities, exposure to domestic and international stocks); (2) selection of Underlying ETFs that best represent those broad asset classes and factor exposures, based on comprehensive quantitative and qualitative criteria (such as management experience and structure, investment process, performance and risk metrics); (3) determination by the Fund’s sub-adviser of target weightings in each Underlying ETF in a manner that seeks to manage the amount of active risk contributed by each Underlying ETF; and (4) ongoing monitoring of the Fund’s performance and risk. The Fund typically holds a limited number of securities (generally 10-20).

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 19.57%. On a net asset value (“NAV”) basis, the Fund returned 19.34%. During the same time period, the Custom Invesco Moderately Conservative Allocation ETF Index (the “Benchmark Index”) returned 13.49%, while the S&P 500® Index returned 42.91%.

The Fund’s performance, on a NAV basis, was higher than the return of the Benchmark Index during the period primarily due to the Fund’s higher relative exposure to US equities and small/mid cap equities. Exposure to emerging markets equities and non-US developed equities detracted from the Fund’s relative performance. The Fund’s performance, on a NAV basis, was lower than the return of the S&P 500 Index during the period primarily due to the Fund’s lower relative exposure to US equities.

For the fiscal year ended October 31, 2021, from an asset class perspective, exposure to U.S. equity and small/mid cap equity through Underlying ETFs were the largest contributors to the Fund’s absolute returns, followed by taxable municipal bonds and high yield corporate bonds. From an asset class perspective, there were no detractors from the Fund’s performance.

Positions that contributed most significantly to the Fund’s absolute return included the Invesco S&P 500 Pure Growth ETF (portfolio average weight of 7.45%) and the Invesco Russell 1000 Dynamic Multifactor ETF (portfolio average weight of 6.09%). Positions that detracted most significantly from the Fund’s absolute return included the Invesco 1-30 Laddered Treasury ETF (portfolio average weight of 6.47%) and the Invesco Investment Grade Defensive ETF (portfolio average weight of 6.85%).

Market Segment Breakdown (% of the Fund’s Net Assets)* as of October 31, 2021
Fixed Income	56.62
U.S. Equities	33.00
International and Developed Equities	10.37
Money Market Funds Plus Other Assets Less Liabilities	0.01

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Invesco Taxable Municipal Bond ETF	15.95
Invesco Variable Rate Investment Grade ETF	9.41
Invesco Fundamental High Yield® Corporate Bond ETF	8.92
Invesco 1-30 Laddered Treasury ETF	7.97
Invesco RAFI™ Strategic US ETF	7.57
Invesco S&P 500® Pure Growth ETF	7.40
Invesco Russell 1000 Dynamic Multifactor ETF	5.50
Invesco PureBetaSM 0-5 Yr US TIPS ETF	4.97
Invesco Senior Loan ETF	4.45
Invesco RAFI™ Strategic Developed ex-US ETF	3.47
Total	75.61

*	Excluding money market fund holdings.

15

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Custom Invesco Moderately Conservative Allocation ETF Index	13.49%	10.65%	35.46%	7.85%	42.44%
S&P 500® Index	42.91	21.48	79.25	17.46	112.41
Fund
NAV Return	19.34	10.82	36.11	8.24	44.90
Market Price Return	19.57	10.81	36.05	8.23	44.83

Fund Inception: February 23, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.33% includes the unitary management fee of 0.05% and acquired fund fees and expenses of 0.28%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	The Benchmark Index is a custom benchmark that consists of 40% MSCI ACWI Index and 60% Bloomberg Barclays U.S. Aggregate Bond Index.

16

PHDG	Management’s Discussion of Fund Performance
Invesco S&P 500® Downside Hedged ETF (PHDG)

The Invesco S&P 500® Downside Hedged ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed income market returns. The Fund seeks to achieve its investment objective by using a quantitative, rules-based strategy to allocate its assets among components of the S&P 500® Dynamic VEQTOR Index (the “Benchmark Index”) in a combination of (i) equity securities contained in the S&P 500® Index and that are listed on a U.S. securities exchange, (ii) Chicago Board Options Exchange (“CBOE”) Volatility Index (“VIX Index”) related instruments, such as listed VIX Index futures contracts that reflect exposure to the S&P 500® VIX Short Term Futures Index (“VIX Futures Index”), and (iii) money market instruments, cash and cash equivalents. However, the Fund’s allocations among its investments may not correspond to those of the Benchmark Index.

Rather than adhering to the Benchmark Index’s strategy allocation rules, the Adviser uses active management techniques in seeking to obtain returns that exceed the Benchmark Index by providing the Fund with higher or lower exposure to any component within the Benchmark Index at any time. In addition, the Fund may invest in other VIX Index related instruments, including ETFs and exchange-traded notes that are listed on a U.S. securities exchange and that provide exposure to the VIX Index and U.S. listed futures contracts that track the S&P 500® Index and are listed on the Chicago Mercantile Exchange. Consistent with its investment strategy, the Fund moves to a substantial cash position from time to time during periods of heightened volatility.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 13.49%. On a net asset value (“NAV”) basis, the Fund returned 13.86%. During the same time period, the Benchmark Index returned 14.63%. The Fund’s underperformance on a NAV basis, relative to the return of the Benchmark Index was primarily due to fees and transaction costs, as well as trading slippage incurred by the Fund during the fiscal year.

During this same time period, the S&P 500® Index returned 42.91% and the U.S. 3-Month Treasury Bill Index (the “T-Bill 3-Month Index”) returned 0.05% (these indexes, collectively with the Benchmark Index, are referred to as the “Indexes”). The Indexes were selected for their recognition in the marketplace. The S&P 500® Index was selected because its performance comparison is a useful measure for investors as a broad representation of the equity market. The T-Bill 3-Month Index was selected because its performance comparison is a useful measure for investors as a broad representation of the short-term U.S. fixed income market.

The Fund’s performance, on a NAV basis, differed from the return of the S&P 500® Index during the period primarily because of the Fund’s consistent allocation to VIX futures, which generally have an inverse correlation to the S&P 500® Index. The Fund’s performance, on a NAV basis, differed from the return of the U.S. 3-Month Treasury Bill Index during the period primarily because of the Fund’s consistent allocation to VIX Futures.

For the fiscal year ended October 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the financials sector. The Fund’s VIX futures allocations were the only detractors from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included the E-Mini S&P 500 (CME) Jun 21 futures contract (portfolio average weight of 7.96%) and the E-Mini S&P 500 (CME) Dec 20 futures contract (portfolio average weight of 2.50%). The position that detracted most significantly from the Fund’s return was the CBOE VIX (CBF) Dec 20, a VIX futures contract (portfolio average weight of 0.91%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Information Technology	17.10
Health Care	7.97
Consumer Discretionary	7.85
Financials	6.97
Communication Services	6.63
Industrials	4.92
Consumer Staples	3.43
Sector Types Each Less Than 3%	6.36
Money Market Funds Plus Other Assets Less Liabilities	38.77

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Microsoft Corp.	3.90
Apple, Inc.	3.69
Amazon.com, Inc.	2.30
Tesla, Inc.	1.42
Alphabet, Inc., Class A	1.40
Alphabet, Inc., Class C	1.31
Meta Platforms, Inc., Class A	1.21
NVIDIA Corp.	1.00
Berkshire Hathaway, Inc., Class B	0.83
JPMorgan Chase & Co.	0.80
Total	17.86

*	Excluding money market fund holdings.

17

Invesco S&P 500® Downside Hedged ETF (PHDG) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Dynamic VEQTOR Index	14.63%	11.22%	37.59%	11.62%	73.30%	7.11%	84.23%
S&P 500® Index	42.91	21.48	79.25	18.93	137.90	16.46	288.20
U.S. 3 Month Treasury Bill Index	0.05	0.94	2.86	1.07	5.49	0.64	5.89
Fund
NAV Return	13.86	10.92	36.47	11.08	69.14	6.44	74.24
Market Price Return	13.49	10.96	36.62	11.03	68.75	6.42	73.96

Fund Inception: December 6, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% (0.40% after fee waiver) includes the unitary management fee of 0.39% and acquired fund fees and expenses of 0.06%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

18

GTO	Management’s Discussion of Fund Performance
Invesco Total Return Bond ETF (GTO)

The Invesco Total Return Bond ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objective is to seek maximum total return, comprised of income and capital appreciation. The Fund will normally invest in a portfolio of fixed income instruments of varying maturities and of any credit quality. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by certain derivative instruments as discussed below, and also include exchange-traded funds (“ETFs”) and closed-end funds (“CEFs”) that invest substantially all of their assets in fixed income instruments (which may include ETFs and CEFs affiliated with the Fund). The fixed income instruments in which the Fund will invest include corporate debt securities of U.S. and non-U.S. issuers, including corporate bonds, and other similar instruments, such as Treasury securities, collateralized loan obligations, mortgage- backed securities and asset-backed securities, issued by various

U.S. and non-U.S. public- or private-sector entities, and municipal securities, which are debt securities issued by states or local governments and their agencies, authorities and other government sponsored enterprises.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 2.14%. On a net asset value (“NAV”) basis, the Fund returned 2.06%.

During this same time period, the Bloomberg U.S. Aggregate Bond Index (the “Benchmark Index”) returned (0.48)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 11,570 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. bond market.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended October 31, 2021. The Fund’s performance, on a NAV basis, exceeded returns of the Benchmark Index during the period primarily because of the Fund’s overweight allocation to the financials and industrials sectors. Additionally, the Fund’s performance was positively impacted by security selection within the equity real estate investment trusts (REITs), insurance, and airlines industries. Security selection within the consumer staples sector detracted from the Fund’s performance relative to the Benchmark Index for the period.

Individual positions that contributed most significantly to the Fund’s return included a Corning, Inc. a T-Bond (no longer held at fiscal year-end) and a 10-Year US Treasury Note (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included a US Treasury Bond position (no longer held at fiscal year-end) and a US Ultra T-Bond (no longer held at fiscal year-end).

Asset Group (% of the Fund’s Net Assets) as of October 31, 2021
U.S. Dollar Denominated Bonds & Notes	53.60
Asset-Backed Securities	21.12
U.S. Government Sponsored Agency Mortgage-Backed Securities	9.66
U.S. Treasury Securities	3.07
Preferred Stocks	0.66
U.S. Government Sponsored Agency Securities	0.31
Municipal Obligations	0.30
Agency Credit Risk Transfer Notes	0.13
Options Purchased	0.11
Open Over-The-Counter Foreign Currency Options Purchased	0.05
Non-U.S. Dollar Denominated Bonds & Notes	0.05
Money Market Funds Plus Other Assets Less Liabilities	10.94

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Uniform Mortgage Backed Securities, TBA, 2.00%, 11/01/2051	2.59
Uniform Mortgage Backed Securities, TBA, 2.50%, 11/01/2051	1.79
Banc of America Merrill Lynch Large Loan, Inc., Series 2015-200P, Class A, 3.22%, 04/14/2033	1.06
U.S. Treasury Notes, 0.88%, 09/30/2026	1.01
BX Trust, Series 2021-LGCY, Class B, 0.96%, 10/15/2023	1.00
Mozart Debt Merger Sub, Inc., 3.88%, 04/01/2029	0.89
Uniform Mortgage Backed Securities, TBA, 1.50%, 11/01/2036	0.88
BX Commercial Mortgage Trust, Series 2021-VOLT, Class D, 1.74%, 09/15/2036	0.88
Golub Capital Partners CLO 40A Ltd., Series 2019-40A, Class AR, 1.21%, 01/25/2032	0.80
U.S. Treasury Bonds, 2.38%, 05/15/2051	0.74
Total	11.64

*	Excluding money market fund holdings.

19

Invesco Total Return Bond ETF (GTO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Bloomberg U.S. Aggregate Bond Index	(0.48)%	5.63%	17.84%	3.10%	16.46%	3.20%	19.74%
Fund
NAV Return	2.06	7.62	24.65	5.40	30.10	5.75	37.70
Market Price Return	2.14	7.62	24.65	5.43	30.28	5.76	37.76

Guggenheim Total Return Bond ETF (the “Predecessor Fund”) Inception: February 10, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

20

GSY	Management’s Discussion of Fund Performance
Invesco Ultra Short Duration ETF (GSY)

The Invesco Ultra Short Duration ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objective is to seek maximum current income, consistent with preservation of capital and daily liquidity. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities and in exchange-traded funds (“ETFs”) and closed-end funds that invest substantially all of their assets in fixed income securities. The Fund uses a low duration strategy to seek to outperform the ICE BofA US Treasury Bill Index (the “Benchmark Index”) in addition to providing returns in excess of those available in U.S. Treasury bills, government repurchase agreements, and money market funds, while seeking to provide preservation of capital and daily liquidity. The Fund expects, under normal circumstances, to hold a diversified portfolio of fixed income instruments of varying maturities, but that have an average duration of less than one year.

The Fund is primarily invested in corporate bonds, commercial paper and asset-backed securities. The Fund’s high allocation to floating rate securities reduces interest rate risk while commercial paper helps the Fund manage its liquidity needs. The Fund’s focus on high-quality short maturity holdings helps the Fund manage credit risk. The Fund continues to maintain an average effective duration below one year. The portfolio management team believes the Fund is well positioned for interest rate volatility and broader financial market sell-offs overall and relative to other conservative ultra-short fixed income funds. The Fund’s significant holdings in high quality investment grade assets and money market securities continue to help reduce drawdown risks, while preserving capital and maintaining a competitive yield.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 0.34%. On a net asset value (“NAV”) basis, the Fund returned 0.36%. During the same time period, the Benchmark Index returned 0.06%. The Fund’s performance, on a NAV basis, exceeded the return of the Benchmark Index during the year primarily due to the Fund maintaining an overweight position in short maturity investment grade credit securities.

Active positioning of investment grade corporate bonds of financial companies and cash securities were positive contributors to the Fund’s performance and specifically contributed to the Fund’s outperformance of the Benchmark Index. Investment grade corporate bonds benefitted from support from the U.S. Federal Reserve after spreads widened significantly earlier in the period due to the impact of the COVID-19 pandemic on the economy.

The allocation to thrifts & mortgage finance was a detractor from the Fund’s performance relative to the Fund’s Benchmark Index.

Security Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
U.S. Dollar Denominated Bonds & Notes	47.12
Commercial Paper	30.59
Asset-Backed Securities	13.92
Repurchase Agreements	6.88
Certificate of Deposit	0.85
U.S. Treasury Securities	0.41
Variable Rate Senior Loan Interests	0.06
Money Market Funds Plus Other Assets Less Liabilities	0.17

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Societe Generale, joint term agreement dated 09/30/2021, 0.48%, 04/04/2022	1.70
Citigroup Global Markets, Inc., joint open agreement dated 10/06/2021, 0.62%, 11/01/2021	1.70
Jabil, Inc., 0.50%, 11/22/2021	1.35
Bayer US Finance II LLC, 3.88%, 12/15/2023	1.08
J.P. Morgan Securities LLC, joint open agreement dated 06/11/2021, 0.37%, 11/01/2021	1.02
Rogers Communications, Inc., 0.28%, 01/13/2022	0.99
Sumitomo Mitsui Banking Corp., 0.70%, 07/08/2022	0.85
J.P. Morgan Securities LLC, open agreement dated 03/02/2020, 0.46%, 11/01/2021	0.85
Nomura Securities International, Inc., joint term agreement dated 10/29/2021, 0.74%, 02/28/2022	0.85
AbbVie, Inc., 0.59%, 11/19/2021	0.85
Total	11.24

*	Excluding money market fund holdings.

21

Invesco Ultra Short Duration ETF (GSY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
ICE BofA US Treasury Bill Index	0.06%	1.17%	3.56%	1.17%	5.99%	0.65%	6.72%	0.66%	9.49%
Fund
NAV Return	0.36	1.86	5.68	1.93	10.00	1.61	17.28	1.28	19.12
Market Price Return	0.34	1.85	5.65	1.93	10.00	1.63	17.50	1.28	19.12

Guggenheim Ultra Short Duration ETF (the “Predecessor Fund”) Inception: February 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.22% The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

22

VRIG	Management’s Discussion of Fund Performance
Invesco Variable Rate Investment Grade ETF (VRIG)

The Invesco Variable Rate Investment Grade ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objectives are seeking to generate current income while maintaining low portfolio duration as a primary objective and capital appreciation as a secondary objective. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade, variable rate or floating rate debt securities that are denominated in U.S. dollars and are issued by U.S. private sector entities or U.S. government agencies and instrumentalities.

Invesco Advisers, Inc., the sub-adviser to the Fund, selects the following types of securities for the Fund: (i) floating rate non-agency commercial mortgage-backed securities (“MBS”); variable rate non-agency residential MBS; variable rate agency MBS and floating rate non-agency asset-backed securities (“ABS”) (including floating rate non-agency commercial real estate collateralized loan obligations); (ii) floating rate corporate debt securities (comprised of corporate notes, bonds, debentures or privately issued securities offered pursuant to Rule 144A of the Securities Act of 1933, as amended); (iii) floating rate government sponsored enterprise credit risk transfers; (iv) floating rate U.S. Government securities (including floating rate agency debt securities); (v) variable rate preferred stock; and (vi) affiliated ETFs that invest primarily in any or all of the foregoing securities (collectively, “Variable Rate Instruments”), to the extent permitted by the Investment Company Act of 1940, as amended.

During the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 1.66%. On a net asset value (“NAV”) basis, the Fund returned 1.62%. During the same time period, the Bloomberg US Floating Rate Note Index (the “Benchmark Index”) returned 0.84%.

The Fund’s outperformance relative to the Benchmark Index was driven largely by its allocation to the Agency Mortgage credit risk transfer sector, as well as security selection within the financials sector. The Fund’s allocation to the healthcare sector was also a positive contributor for the period. The Fund’s allocation to the industrials sector and the consumer discretionary sector detracted from the Fund’s relative performance for the period.

Individual positions that contributed most significantly to the Fund’s return included the Fund’s allocation to Morgan Stanley, 0.75%, 01/20/2023 (portfolio average weight of 1.10%) as well as its allocation to Freddie Mac, Series STACR_18-HQA2, 2.38%, 10/25/2048 (portfolio average weight of 1.20%). The position that detracted most significantly from the Fund’s return was an allocation to Freddie Mac, Series STACR_15-DNA1, Class M3, 3.38%, 10/25/2027 (no longer held at fiscal year-end).

Security Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
U.S. Dollar Denominated Bonds & Notes	53.33
Asset-Backed Securities	15.73
Agency Credit Risk Transfer Notes	15.21
U.S. Treasury Securities	10.50
U.S. Government Sponsored Agency Mortgage-Backed Securities	5.75
Money Market Funds Plus Other Assets Less Liabilities	(0.52)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
U.S. Treasury Floating Rate Notes, 0.08%, 07/31/2023	10.50
Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1M2, 2.34%, 07/25/2030	1.46
Freddie Mac, Series 2018-HQA2, Class M2, STACR®, 2.39%, 10/25/2048	1.18
Freddie Mac, Series 2017-DNA3, Class M2, STACR®, 2.59%, 03/25/2030	1.18
Athene Global Funding, 1.36%, 07/01/2022	1.13
American Express Co., 0.77%, 02/27/2023	1.11
Banco Santander S.A., 1.68%, 04/11/2022	1.11
Athene Global Funding, 0.75%, 05/24/2024	1.07
Morgan Stanley, 0.75%, 01/20/2023	1.06
Caterpillar Financial Services Corp., 0.20%, 11/17/2022	1.06
Total	20.86

*	Excluding money market fund holdings.

23

Invesco Variable Rate Investment Grade ETF (VRIG) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Bloomberg US Floating Rate Note Index	0.84%	1.92%	5.87%	2.10%	10.97%	2.09%	11.14%
Fund
NAV Return	1.62	2.09	6.41	2.30	12.05	2.29	12.25
Market Price Return	1.66	2.11	6.46	2.26	11.83	2.26	12.08

Fund Inception: September 22, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.31% (0.30% after fee waiver) includes the unitary management fee of 0.30% and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the Benchmark Indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

24

Invesco Active U.S. Real Estate ETF (PSR)

October 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Apartments-10.62%
American Campus Communities, Inc.	32,432	$1,742,247
Apartment Income REIT Corp.	32,899	1,763,715
AvalonBay Communities, Inc.	7,299	1,727,527
Camden Property Trust	10,625	1,732,938
Equity Residential	19,826	1,712,967
Essex Property Trust, Inc.	5,001	1,699,990
Mid-America Apartment Communities, Inc.	8,494	1,734,560
UDR, Inc.	30,659	1,702,494

		13,816,438

Data Centers-11.21%
CoreSite Realty Corp.	24,429	3,480,155
CyrusOne, Inc.	44,591	3,657,354
Digital Realty Trust, Inc.	23,566	3,718,951
Equinix, Inc.	4,456	3,729,984

		14,586,444

Diversified-2.90%
DigitalBridge Group, Inc.(b)(c)	104,892	702,776
JBG SMITH Properties	23,886	689,350
Washington REIT	65,613	1,663,290
WP Carey, Inc.	9,243	712,728

		3,768,144

Free Standing-3.46%
Agree Realty Corp.	10,628	755,226
Essential Properties Realty Trust, Inc.	25,492	759,407
Four Corners Property Trust, Inc.	25,875	750,375
National Retail Properties, Inc.	16,074	729,117
NETSTREIT Corp.	30,489	739,053
Realty Income Corp.	10,713	765,229

		4,498,407

Health Care-7.41%
CareTrust REIT, Inc.	51,828	1,075,431
Healthcare Realty Trust, Inc.	33,211	1,097,956
Healthcare Trust of America, Inc., Class A	32,528	1,086,110
Healthpeak Properties, Inc.	31,604	1,122,258
Medical Properties Trust, Inc.	52,764	1,125,456
National Health Investors, Inc.	19,468	1,046,989
Omega Healthcare Investors, Inc.	35,234	1,034,470
Sabra Health Care REIT, Inc.	71,966	1,018,319
Welltower, Inc.	12,900	1,037,160

		9,644,149

Industrial-13.41%
Americold Realty Trust	61,399	1,809,429
Duke Realty Corp.	34,764	1,955,127
EastGroup Properties, Inc.	10,228	2,022,894
First Industrial Realty Trust, Inc.	32,646	1,900,977
Prologis, Inc.	13,597	1,971,021
PS Business Parks, Inc.	10,663	1,894,815
Rexford Industrial Realty, Inc.	30,422	2,044,358
STAG Industrial, Inc.	42,995	1,871,572
Terreno Realty Corp.	27,025	1,976,338

		17,446,531

Infrastructure REITs-20.18%
American Tower Corp.	31,198	8,796,900

	Shares	Value
Infrastructure REITs-(continued)
Crown Castle International Corp.	48,554	$8,754,286
SBA Communications Corp., Class A	25,216	8,707,841

		26,259,027

Lodging Resorts-2.75%
Apple Hospitality REIT, Inc.	22,290	350,176
Chatham Lodging Trust(b)	28,745	364,774
DiamondRock Hospitality Co.(b)	39,715	359,024
Host Hotels & Resorts, Inc.(b)	21,710	365,379
Pebblebrook Hotel Trust(c)	15,770	354,194
RLJ Lodging Trust	24,153	348,286
Ryman Hospitality Properties, Inc.(b)	4,167	356,445
Summit Hotel Properties, Inc.(b)(c)	35,790	357,900
Sunstone Hotel Investors, Inc.(b)	28,941	357,132
Xenia Hotels & Resorts, Inc.(b)	20,206	359,667

		3,572,977

Manufactured Homes-3.92%
Equity LifeStyle Properties, Inc.	19,892	1,681,073
Sun Communities, Inc.	8,643	1,693,855
UMH Properties, Inc.	71,931	1,722,028

		5,096,956

Office-4.29%
Alexandria Real Estate Equities, Inc.	5,694	1,162,373
Cousins Properties, Inc.	28,568	1,131,579
Douglas Emmett, Inc.	33,502	1,094,845
Highwoods Properties, Inc.	24,440	1,095,890
Kilroy Realty Corp.	16,298	1,098,159

		5,582,846

Self Storage-7.55%
CubeSmart	44,197	2,431,277
Extra Space Storage, Inc.	12,736	2,513,704
Life Storage, Inc.	18,545	2,481,507
Public Storage	7,213	2,396,014

		9,822,502

Shopping Centers-3.86%
Brixmor Property Group, Inc.	31,265	732,851
Federal Realty Investment Trust	5,985	720,295
Kimco Realty Corp.	32,934	744,308
Regency Centers Corp.	10,529	741,347
Retail Opportunity Investments Corp.	39,917	709,325
SITE Centers Corp.	43,484	690,961
Urban Edge Properties	39,249	688,035

		5,027,122

Single Family Homes-2.65%
American Homes 4 Rent, Class A	42,414	1,722,009
Invitation Homes, Inc.	41,829	1,725,446

		3,447,455

Specialty-2.96%
Gaming and Leisure Properties, Inc.	26,996	1,309,036
Lamar Advertising Co., Class A	11,040	1,249,728
VICI Properties, Inc.(c)	43,824	1,286,234

		3,844,998

Timber REITs-2.81%
PotlatchDeltic Corp.	23,057	1,205,190

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco Active U.S. Real Estate ETF (PSR)–(continued)

October 31, 2021

	Shares	Value
Timber REITs-(continued)
Rayonier, Inc.	33,734	$1,259,290
Weyerhaeuser Co.	33,439	1,194,441

		3,658,921

Total Common Stocks & Other Equity Interests (Cost $111,499,251)		130,072,917

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $12,688)	12,688	12,688

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $111,511,939)		130,085,605

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.17%
Invesco Private Government Fund, 0.02%(d)(e)(f)	454,874	$454,874
Invesco Private Prime Fund, 0.11%(d)(e)(f)	1,060,950	1,061,374

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,516,248)		1,516,248

TOTAL INVESTMENTS IN SECURITIES-101.16% (Cost $113,028,187)		131,601,853
OTHER ASSETS LESS LIABILITIES-(1.16)%		(1,508,174)

NET ASSETS-100.00%		$130,093,679

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Property type classifications used in this report are generally according to FTSE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$185	$2,828,408	$(2,815,905)	$-	$-	$12,688	$25

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	197,061	14,561,765	(14,303,952)	-	-	454,874	100	*

Invesco Private Prime Fund	295,591	26,715,776	(25,949,993)	-	-	1,061,374	1,429	*

Total	$492,837	$44,105,949	$(43,069,850)	$-	$-	$1,528,936	$1,554

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco Balanced Multi-Asset Allocation ETF (PSMB)

October 31, 2021

Schedule of Investments

Schedule of Investments in Affiliated Issuers- 108.59%(a)

	% of				Change in
	Net				Unrealized	Realized
	Assets	Value	Purchases	Proceeds	Appreciation	Gain	Dividend	Shares	Value
	10/31/21	10/31/20	at Cost	from Sales	(Depreciation)	(Loss)	Income	10/31/21	10/31/21
Domestic Equity Funds-46.54%
Invesco Preferred ETF(b)	1.99%	$232,732	$387,764	$(195,084)	$5,012	$1,467	$15,221	28,640	$431,891
Invesco RAFI™ Strategic US ETF	8.56%	712,438	1,331,066	(530,508)	278,798	70,806	18,814	47,985	1,862,600
Invesco RAFI™ Strategic US Small Company ETF(b)	5.50%	631,196	1,026,690	(843,127)	273,967	107,634	6,505	30,465	1,196,360
Invesco Russell 1000 Dynamic Multifactor ETF	7.49%	769,193	1,290,953	(832,285)	243,199	159,073	14,637	33,302	1,630,133
Invesco S&P 500® Low Volatility ETF	4.53%	477,427	846,509	(467,376)	77,688	52,061	11,602	15,508	986,309
Invesco S&P 500® Pure Growth ETF	8.96%	728,660	1,429,682	(719,954)	408,097	104,746	771	9,210	1,951,231
Invesco S&P MidCap Low Volatility ETF	5.00%	321,895	775,100	(121,452)	105,008	7,582	8,003	19,734	1,088,133
Invesco S&P SmallCap Low Volatility ETF(b)	4.51%	284,947	715,830	(160,177)	133,404	8,471	6,526	19,969	982,475

Total Domestic Equity Funds		4,158,488	7,803,594	(3,869,963)	1,525,173	511,840	82,079		10,129,132

Fixed Income Funds-37.69%
Invesco 1-30 Laddered Treasury ETF	6.96%	500,119	1,157,794	(129,806)	(9,128)	(4,276)	10,638	41,476	1,514,703
Invesco Emerging Markets Sovereign Debt ETF(b)	0.99%	-	226,199	(4,075)	(5,768)	(6)	4,263	8,103	216,350
Invesco Fundamental High Yield® Corporate Bond ETF(b)	2.97%	183,961	498,396	(44,139)	5,687	2,026	12,737	33,244	645,931
Invesco Investment Grade Defensive ETF	1.97%	649,440	752,333	(953,487)	(11,007)	450	6,233	16,227	429,326
Invesco Investment Grade Value ETF	0.99%	352,301	413,740	(536,957)	(5,119)	(3,222)	5,465	7,899	215,506
Invesco PureBetaSM 0-5 Yr US TIPS ETF	3.97%	210,948	692,726	(51,473)	11,198	785	15,641	32,368	864,064
Invesco Senior Loan ETF(b)	3.45%	-	766,529	(12,720)	(2,363)	(19)	9,590	34,032	751,427
Invesco Taxable Municipal Bond ETF	12.44%	424,940	2,393,942	(139,756)	25,681	1,856	36,398	81,797	2,706,663
Invesco Variable Rate Investment Grade ETF	3.95%	804,047	1,025,358	(976,145)	(4,550)	11,446	5,493	34,276	860,156

Total Fixed Income Funds		3,125,756	7,927,017	(2,848,558)	4,631	9,040	106,458		8,204,126

Foreign Equity Funds-15.77%
Invesco RAFI™ Strategic Developed ex-US ETF(b)	5.45%	326,284	890,693	(157,148)	104,465	20,780	21,425	38,439	1,185,074
Invesco RAFI™ Strategic Emerging Markets ETF	2.85%	163,452	541,245	(107,758)	23,039	1,296	15,967	21,564	621,274
Invesco S&P Emerging Markets Low Volatility ETF	2.96%	-	658,818	(25,993)	12,546	(320)	10,425	25,730	645,051
Invesco S&P International Developed Low Volatility ETF	4.51%	383,524	721,650	(190,736)	68,326	(1,561)	16,392	30,943	981,203

Total Foreign Equity Funds		873,260	2,812,406	(481,635)	208,376	20,195	64,209		3,432,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco Balanced Multi-Asset Allocation ETF (PSMB)–(continued)

October 31, 2021

Schedule of Investments in Affiliated Issuers- 108.59%(a)

	% of				Change in
	Net				Unrealized	Realized
	Assets	Value	Purchases	Proceeds	Appreciation	Gain	Dividend		Shares	Value
	10/31/21	10/31/20	at Cost	from Sales	(Depreciation)	(Loss)	Income		10/31/21	10/31/21
Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)	0.00%	$-	$120,628	$(120,503)	$-	$-	$1		125	$125

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $19,866,860)	100.00%	8,157,504	18,663,645	(7,320,659)	1,738,180	541,075	252,747			21,765,985

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.59%

Invesco Private Government Fund, 0.02%(c)(d)	2.56%	157,691	9,030,185	(8,630,712)	-	-	61	*	557,164	557,164

Invesco Private Prime Fund, 0.11%(c)(d)	6.03%	236,537	14,637,681	(13,560,949)	-	40	746	*	1,312,784	1,313,309

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,870,473)	8.59%	394,228	23,667,866	(22,191,661)	-	40	807			1,870,473

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $21,737,333)	108.59%	$8,551,732	$42,331,511	$(29,512,320)	$1,738,180	$541,115 (e)	$253,554			$23,636,458

OTHER ASSETS LESS LIABILITIES	(8.59)%									(1,869,160)

NET ASSETS	100.00%									$21,767,298

Investment Abbreviations:

ETF-Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain

Invesco Investment Grade Defensive ETF	$8,403

Invesco Investment Grade Value ETF	5,237

Invesco PureBetaSM 0-5 Yr US TIPS ETF	120

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Conservative Multi-Asset Allocation ETF (PSMC)

October 31, 2021

Schedule of Investments

Schedule of Investments in Affiliated Issuers- 114.75%(a)

	% of				Change in
	Net				Unrealized	Realized
	Assets	Value	Purchases	Proceeds	Appreciation	Gain	Dividend	Shares	Value
	10/31/21	10/31/20	at Cost	from Sales	(Depreciation)	(Loss)	Income	10/31/21	10/31/21
Domestic Equity Funds-19.32%
Invesco Preferred ETF(b)	3.99%	$470,471	$1,588,722	$(1,514,759)	$(9,050)	$19,831	$27,686	36,818	$555,215
Invesco RAFI™ Strategic US ETF(b)	4.57%	367,255	1,371,757	(1,268,147)	30,046	134,007	7,318	16,357	634,918
Invesco RAFI™ Strategic US Small Company ETF(b)	1.51%	-	222,442	(22,532)	9,863	479	545	5,354	210,252
Invesco Russell 1000 Dynamic Multifactor ETF	3.01%	338,079	1,201,175	(1,284,904)	12,282	152,625	4,778	8,565	419,257
Invesco S&P 500® Low Volatility ETF	1.52%	184,602	662,002	(680,557)	(96)	45,392	3,788	3,323	211,343
Invesco S&P 500® Pure Growth ETF	3.71%	440,954	1,597,882	(1,706,109)	43,344	140,232	476	2,437	516,303
Invesco S&P SmallCap Low Volatility ETF(b)	1.01%	-	151,874	(19,454)	7,634	215	516	2,851	140,269

Total Domestic Equity Funds		1,801,361	6,795,854	(6,496,462)	94,023	492,781	45,107		2,687,557

Fixed Income Funds-75.71%
Invesco 1-30 Laddered Treasury ETF	8.99%	270,688	1,781,423	(802,532)	38	1,339	8,220	34,254	1,250,956
Invesco Emerging Markets Sovereign Debt ETF(b)	1.50%	589,654	1,851,623	(2,257,842)	15,791	9,408	23,542	7,814	208,634
Invesco Fundamental High Yield® Corporate Bond ETF(b)	11.93%	597,421	2,687,663	(1,644,895)	13,180	6,264	37,897	85,416	1,659,633
Invesco Investment Grade Defensive ETF	3.97%	1,001,746	3,087,267	(3,510,043)	(17,574)	4,047	10,918	20,846	551,533
Invesco Investment Grade Value ETF	1.99%	537,036	1,680,566	(1,921,603)	(11,215)	653	9,582	10,148	276,865
Invesco PureBetaSM 0-5 Yr US TIPS ETF	5.99%	352,318	1,414,915	(951,559)	(1,718)	18,956	15,597	31,193	832,697
Invesco Senior Loan ETF	7.93%	481,192	1,913,487	(1,296,019)	5,896	(1,020)	24,888	49,979	1,103,536
Invesco Taxable Municipal Bond ETF	18.02%	664,899	3,736,292	(1,919,111)	12,625	11,102	39,498	75,727	2,505,807
Invesco Variable Rate Investment Grade ETF	15.39%	1,256,515	4,306,824	(3,432,771)	(4,135)	14,622	12,636	85,318	2,141,055

Total Fixed Income Funds		5,751,469	22,460,060	(17,736,375)	12,888	65,371	182,778		10,530,716

Foreign Equity Funds-4.96%
Invesco RAFI™ Strategic Developed ex-US ETF(b)	1.99%	73,852	422,159	(251,200)	5,880	26,255	4,686	8,983	276,946
Invesco RAFI™ Strategic Emerging Markets ETF	0.96%	-	158,880	(22,054)	(3,320)	(487)	2,997	4,617	133,019
Invesco S&P International Developed Low Volatility ETF	2.01%	75,707	416,536	(229,092)	9,137	7,838	3,965	8,834	280,126

Total Foreign Equity Funds		149,559	997,575	(502,346)	11,697	33,606	11,648		690,091

Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)	-	-	187,683	(187,683)	-	-	1	-	-

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $13,728,840)	99.99%	7,702,389	30,441,172	(24,922,866)	118,608	591,758	239,534		13,908,364

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco Conservative Multi-Asset Allocation ETF (PSMC)–(continued)

October 31, 2021

Schedule of Investments in Affiliated Issuers- 114.75%(a)

	% of				Change in
	Net				Unrealized	Realized
	Assets	Value	Purchases	Proceeds	Appreciation	Gain	Dividend		Shares	Value
	10/31/21	10/31/20	at Cost	from Sales	(Depreciation)	(Loss)	Income		10/31/21	10/31/21

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-14.76%

Invesco Private Government Fund, 0.02%(c)(d)	4.26%	$431,211	$12,467,516	$(12,305,997)	$-	$-	$65	*	592,730	$592,730

Invesco Private Prime Fund, 0.11%(c)(d)	10.50%	697,313	19,499,855	(18,737,126)	-	72	798	*	1,459,530	1,460,114

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,052,844)	14.76%	1,128,524	31,967,371	(31,043,123)	-	72	863			2,052,844

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $15,781,684)	114.75%	$8,830,913	$62,408,543	$(55,965,989)	$118,608	$591,830 (e)	$240,397			$15,961,208

OTHER ASSETS LESS LIABILITIES	(14.75)%									(2,051,423)

NET ASSETS	100.00%									$13,909,785

Investment Abbreviations:

ETF-Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain

Invesco Investment Grade Defensive ETF	$13,910

Invesco Investment Grade Value ETF	8,572

Invesco PureBetaSM 0-5 Yr US TIPS ETF	215

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco Growth Multi-Asset Allocation ETF (PSMG)

October 31, 2021

Schedule of Investments

Schedule of Investments in Affiliated Issuers- 106.36%(a)

	% of				Change in
	Net				Unrealized	Realized
	Assets	Value	Purchases	Proceeds	Appreciation	Gain	Dividend	Shares	Value
	10/31/21	10/31/20	at Cost	from Sales	(Depreciation)	(Loss)	Income	10/31/21	10/31/21
Domestic Equity Funds-57.58%
Invesco RAFI™ Strategic US ETF(b)	11.04%	$632,353	$1,425,789	$(301,473)	$349,905	$35,465	$21,570	55,184	$2,142,039
Invesco RAFI™ Strategic US Small Company ETF(b)	6.98%	548,076	1,113,958	(717,996)	338,429	70,659	7,333	34,457	1,353,126
Invesco Russell 1000 Dynamic Multifactor ETF	9.46%	703,022	1,408,715	(723,304)	277,314	169,192	16,819	37,486	1,834,940
Invesco S&P 500® Low Volatility ETF	6.03%	442,203	974,924	(398,648)	114,166	36,069	13,834	18,376	1,168,713
Invesco S&P 500® Pure Growth ETF(b)	12.09%	632,619	1,593,927	(464,114)	581,923	1,571	900	11,073	2,345,926
Invesco S&P MidCap Low Volatility ETF	5.98%	279,494	809,839	(48,205)	120,570	(1,332)	8,556	21,044	1,160,366
Invesco S&P SmallCap Low Volatility ETF	6.00%	311,008	777,324	(104,194)	192,229	(12,296)	8,376	23,660	1,164,072

Total Domestic Equity Funds		3,548,775	8,104,476	(2,757,934)	1,974,536	299,328	77,388		11,169,182

Fixed Income Funds-19.78%
Invesco 1-30 Laddered Treasury ETF	5.95%	115,812	1,059,947	(30,082)	10,747	(2,647)	6,966	31,593	1,153,776
Invesco Fundamental High Yield® Corporate Bond ETF(b)	0.98%	-	194,159	(2,516)	(287)	(9)	2,673	9,848	191,347
Invesco Investment Grade Defensive ETF	0.98%	380,835	533,932	(710,379)	(7,012)	(36)	4,096	7,210	190,759
Invesco Investment Grade Value ETF	0.99%	203,928	328,438	(330,156)	(3,360)	(3,303)	4,329	7,019	191,497
Invesco PureBetaSM 0-5 Yr US TIPS ETF	1.98%	117,216	274,661	(15,370)	7,440	69	7,225	14,382	383,927
Invesco Senior Loan ETF(b)	1.97%	-	387,133	(4,226)	(1,299)	(21)	4,903	17,282	381,587
Invesco Taxable Municipal Bond ETF	4.96%	231,528	742,134	(20,743)	9,555	(349)	15,157	29,076	962,125
Invesco Variable Rate Investment Grade ETF	1.97%	117,583	273,569	(10,519)	1,575	(11)	1,490	15,230	382,197

Total Fixed Income Funds		1,166,902	3,793,973	(1,123,991)	17,359	(6,307)	46,839		3,837,215

Foreign Equity Funds-22.63%
Invesco RAFI™ Strategic Developed ex-US ETF	7.41%	315,104	1,057,631	(83,576)	148,802	(1,869)	25,739	46,581	1,436,092
Invesco RAFI™ Strategic Emerging Markets ETF	3.80%	113,530	681,237	(71,874)	16,336	(3,087)	18,167	25,551	736,142
Invesco S&P Emerging Markets Low Volatility ETF	4.43%	86,129	759,960	(27,368)	41,907	(777)	15,051	34,298	859,851
Invesco S&P International Developed Low Volatility ETF	6.99%	385,443	921,279	(34,281)	87,725	(3,802)	22,131	42,774	1,356,364

Total Foreign Equity Funds		900,206	3,420,107	(217,099)	294,770	(9,535)	81,088		4,388,449

Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%	-	-	90,230	(90,230)	-	-	-	-	-

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $17,158,013)	99.99%	5,615,883	15,408,786	(4,189,254)	2,286,665	283,486	205,315		19,394,846

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Growth Multi-Asset Allocation ETF (PSMG)–(continued)

October 31, 2021

Schedule of Investments in Affiliated Issuers- 106.36%(a)

	% of				Change in
	Net				Unrealized	Realized
	Assets	Value	Purchases	Proceeds	Appreciation	Gain	Dividend		Shares	Value
	10/31/21	10/31/20	at Cost	from Sales	(Depreciation)	(Loss)	Income		10/31/21	10/31/21

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.37%

Invesco Private Government Fund, 0.02%(c)(d)	1.91%	$87,858	$7,602,752	$(7,319,834)	$-	$-	$51	*	370,776	$370,776

Invesco Private Prime Fund, 0.11%(c)(d)	4.46%	131,787	13,300,250	(12,566,952)	-	58	617	*	864,797	865,143

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,235,919)	6.37%	219,645	20,903,002	(19,886,786)	-	58	668			1,235,919

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $18,393,932)	106.36%	$5,835,528	$36,311,788	$(24,076,040)	$2,286,665	$283,544 (e)	$205,983			$20,630,765

OTHER ASSETS LESS LIABILITIES	(6.36)%									(1,234,148)

NET ASSETS	100.00%									$19,396,617

Investment Abbreviations:

ETF-Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain

Invesco Investment Grade Defensive ETF	$6,581

Invesco Investment Grade Value ETF	4,050

Invesco PureBetaSM 0-5 Yr US TIPS ETF	89

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco High Yield Bond Factor ETF (IHYF)

October 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.23%
Advertising-0.30%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/2028(b)	$118,000	$122,867

Aerospace & Defense-2.02%
Bombardier, Inc. (Canada)
7.50%, 03/15/2025(b)	60,000	61,666
7.88%, 04/15/2027(b)(c)	46,000	47,882
Howmet Aerospace, Inc., 6.88%, 05/01/2025	115,000	133,398
Rolls-Royce PLC (United Kingdom), 5.75%, 10/15/2027(b)	200,000	221,560
Spirit AeroSystems, Inc., 7.50%, 04/15/2025(b)	164,000	173,348
TransDigm, Inc., 5.50%, 11/15/2027	60,000	61,500
Triumph Group, Inc., 8.88%, 06/01/2024(b)	127,000	140,050

		839,404

Airlines-1.10%
American Airlines Pass-Through Trust, Series 2014-1, Class A, 3.70%, 04/01/2028	31,894	32,769
American Airlines, Inc., 11.75%, 07/15/2025(b)	99,000	122,760
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029(b)	37,000	39,868
Delta Air Lines, Inc.
3.80%, 04/19/2023	42,000	43,552
2.90%, 10/28/2024(c)	211,000	215,583

		454,532

Alternative Carriers-1.26%
Lumen Technologies, Inc.
Series P, 7.60%, 09/15/2039(c)	177,000	195,638
Series U, 7.65%, 03/15/2042	75,000	82,647
Series Y, 7.50%, 04/01/2024	140,000	153,825
Qwest Corp., 7.25%, 09/15/2025	77,000	92,000

		524,110

Apparel, Accessories & Luxury Goods-0.59%
G-III Apparel Group Ltd., 7.88%, 08/15/2025(b)	88,000	93,940
Hanesbrands, Inc., 4.63%, 05/15/2024(b)	143,000	149,256

		243,196

Application Software-0.45%
Open Text Corp. (Canada), 5.88%, 06/01/2026(b)	182,000	188,142

Auto Parts & Equipment-1.10%
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	37,000	39,350
IHO Verwaltungs GmbH (Germany), 6.38% 7.13% PIK Rate, 6.38% Cash Rate, 05/15/2029(b)(d)	200,000	216,500
Tenneco, Inc.
7.88%, 01/15/2029(b)	130,000	142,350
5.13%, 04/15/2029(b)	60,000	59,550

		457,750

	Principal Amount	Value
Automobile Manufacturers-2.44%
Ford Motor Co.
8.90%, 01/15/2032	$114,000	$154,648
9.98%, 02/15/2047	100,000	161,574
Ford Motor Credit Co. LLC
5.58%, 03/18/2024	202,000	217,402
3.66%, 09/08/2024	200,000	207,250
PM General Purchaser LLC, 9.50%, 10/01/2028(b)	123,000	128,439
Winnebago Industries, Inc., 6.25%, 07/15/2028(b)	134,000	144,553

		1,013,866

Automotive Retail-0.11%
AAG FH L.P./AAG FH Finco, Inc. (Canada), 9.75%, 07/15/2024(b)	45,000	44,694

Biotechnology-0.19%
Emergent BioSolutions, Inc., 3.88%, 08/15/2028(b)(c)	84,000	80,745

Broadcasting-2.37%
AMC Networks, Inc.
5.00%, 04/01/2024	55,000	55,688
4.25%, 02/15/2029(c)	218,000	215,002
iHeartCommunications, Inc., 8.38%, 05/01/2027	45,000	47,981
Liberty Interactive LLC
8.50%, 07/15/2029	155,000	173,138
8.25%, 02/01/2030(c)	79,000	86,257
Sinclair Television Group, Inc., 4.13%, 12/01/2030(b)	83,000	79,166
TEGNA, Inc., 5.00%, 09/15/2029	134,000	135,832
Urban One, Inc., 7.38%, 02/01/2028(b)	67,000	70,420
Videotron Ltd. (Canada), 5.38%, 06/15/2024(b)	113,000	121,475

		984,959

Building Products-1.34%
North Queensland Export Terminal Pty. Ltd. (Australia), 4.45%, 12/15/2022(b)	200,000	193,498
SRM Escrow Issuer LLC, 6.00%, 11/01/2028(b)	195,000	203,044
Standard Industries, Inc., 5.00%, 02/15/2027(b)	156,000	160,290

		556,832

Cable & Satellite-3.28%
CSC Holdings LLC, 6.50%, 02/01/2029(b)	200,000	214,750
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc, 5.88%, 08/15/2027(b)	256,000	265,703
DISH DBS Corp., 7.38%, 07/01/2028(c)	176,000	185,240
Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, 09/15/2028(b)	40,000	40,061
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), 5.50%, 03/01/2028(b)	200,000	209,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2021

	Principal Amount	Value
Cable & Satellite-(continued)
Telesat Canada/Telesat LLC (Canada)
5.63%, 12/06/2026(b)	$180,000	$168,359
4.88%, 06/01/2027(b)	137,000	122,682
Ziggo B.V. (Netherlands), 5.50%, 01/15/2027(b)	150,000	153,938

		1,359,733

Casinos & Gaming-4.33%
Affinity Gaming, 6.88%, 12/15/2027(b)	187,000	194,096
Caesars Entertainment, Inc., 8.13%, 07/01/2027(b)(c)	44,000	49,337
International Game Technology PLC, 6.50%, 02/15/2025(b)	200,000	222,250
Melco Resorts Finance Ltd. (Hong Kong)
5.75%, 07/21/2028(b)	200,000	199,500
5.38%, 12/04/2029(b)(c)	200,000	197,000
MGM Resorts International, 6.75%, 05/01/2025	168,000	177,345
Sabre GLBL, Inc.
9.25%, 04/15/2025(b)	121,000	139,835
7.38%, 09/01/2025(b)	117,000	124,459
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/2023(b)	197,000	198,724
5.50%, 03/01/2025(b)	290,000	295,075

		1,797,621

Commodity Chemicals-0.87%
Methanex Corp. (Canada)
5.13%, 10/15/2027	190,000	200,165
5.25%, 12/15/2029(c)	153,000	162,371

		362,536

Communications Equipment-0.42%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	40,000	39,664
Plantronics, Inc., 4.75%, 03/01/2029(b)(c)	145,000	133,295

		172,959

Computer & Electronics Retail-0.29%
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)	120,000	122,148

Construction & Engineering-1.11%
Dycom Industries, Inc., 4.50%, 04/15/2029(b)	63,000	64,024
Fluor Corp., 4.25%, 09/15/2028(c)	200,000	208,243
Michael Baker International LLC, 8.75%, 03/01/2023	42,000	42,214
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/2026(b)	143,000	147,697

		462,178

Construction Machinery & Heavy Trucks-0.36%
Manitowoc Co., Inc. (The), 9.00%, 04/01/2026(b)	40,000	42,641
Trinity Industries, Inc., 4.55%, 10/01/2024	100,000	106,110

		148,751

Consumer Finance-3.15%
ASG Finance Designated Activity Co. (Cyprus), 7.88%, 12/03/2024(b)	200,000	197,000

	Principal Amount	Value
Consumer Finance-(continued)
Credit Acceptance Corp., 5.13%, 12/31/2024(b)	$80,000	$81,900
goeasy Ltd. (Canada), 5.38%, 12/01/2024(b)	129,000	132,547
Navient Corp.
6.13%, 03/25/2024	163,000	174,614
5.88%, 10/25/2024	77,000	82,386
5.00%, 03/15/2027	153,000	156,231
5.63%, 08/01/2033	62,000	59,018
OneMain Finance Corp.
6.13%, 03/15/2024	181,000	192,765
6.88%, 03/15/2025	72,000	80,460
PRA Group, Inc., 7.38%, 09/01/2025(b)	140,000	149,450

		1,306,371

Copper-0.39%
Freeport-McMoRan, Inc., 4.55%, 11/14/2024	151,000	163,461

Department Stores-1.08%
Macy’s Retail Holdings LLC, 3.63%, 06/01/2024	172,000	177,968
Nordstrom, Inc.
4.38%, 04/01/2030	94,000	95,764
5.00%, 01/15/2044(c)	177,000	175,341

		449,073

Diversified Banks-1.59%
Commerzbank AG (Germany), 8.13%, 09/19/2023(b)(c)	200,000	224,153
Intesa Sanpaolo S.p.A. (Italy), 5.02%, 06/26/2024(b)(c)	200,000	214,513
UniCredit S.p.A. (Italy), 5.46%, 06/30/2035(b)(e)	200,000	219,055

		657,721

Diversified Chemicals-0.36%
NOVA Chemicals Corp. (Canada), 4.25%, 05/15/2029(b)(c)	150,000	148,237

Diversified Metals & Mining-0.62%
FMG Resources August 2006 Pty. Ltd. (Australia), 5.13%, 05/15/2024(b)	153,000	163,281
Mineral Resources Ltd. (Australia), 8.13%, 05/01/2027(b)	86,000	92,955

		256,236

Diversified REITs-2.08%
iStar, Inc., 4.75%, 10/01/2024	139,000	147,027
MGM Growth Properties Operating Partnership
L.P./MGP Finance Co-Issuer, Inc., 5.63%, 05/01/2024(c)	226,000	245,458
Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/2025(b)	296,000	311,673
VICI Properties L.P./VICI Note Co., Inc., 3.50%, 02/15/2025(b)	157,000	159,944

		864,102

Diversified Support Services-0.58%
MPH Acquisition Holdings LLC, 5.75%, 11/01/2028(b)(c)	208,000	189,395
Ritchie Bros. Auctioneers, Inc. (Canada), 5.38%, 01/15/2025(b)	49,000	49,967

		239,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2021

	Principal Amount	Value
Drug Retail-0.15%
Rite Aid Corp., 8.00%, 11/15/2026(b)	$60,000	$60,397

Electric Utilities-2.37%
Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	200,000	205,750
FirstEnergy Transmission LLC, 4.35%, 01/15/2025(b)	130,000	140,725
InterGen N.V. (Netherlands), 7.00%, 06/30/2023(b)	200,000	197,061
Midland Cogeneration Venture L.P., 6.00%, 03/15/2025(b)	95,922	98,644
NextEra Energy Operating Partners L.P., 4.25%, 07/15/2024(b)	158,000	167,472
Talen Energy Supply LLC, 7.25%, 05/15/2027(b)(c)	179,000	171,525

		981,177

Electrical Components & Equipment-0.60%
Sensata Technologies B.V.
4.88%, 10/15/2023(b)	125,000	132,538
5.63%, 11/01/2024(b)	106,000	116,998

		249,536

Electronic Components-0.91%
Brightstar Escrow Corp., 9.75%, 10/15/2025(b)	141,000	151,046
Imola Merger Corp., 4.75%, 05/15/2029(b)	221,000	227,343

		378,389

Environmental & Facilities Services-1.13%
GFL Environmental, Inc. (Canada), 4.25%, 06/01/2025(b)	267,000	275,637
Stericycle, Inc., 5.38%, 07/15/2024(b)	187,000	192,937

		468,574

Fertilizers & Agricultural Chemicals-0.54%
CVR Partners L.P./CVR Nitrogen Finance Corp., 9.25%, 06/15/2023(b)	19,000	19,076
OCI N.V. (Netherlands), 5.25%, 11/01/2024(b)	200,000	205,250

		224,326

Food Distributors-0.50%
C&S Group Enterprises LLC, 5.00%, 12/15/2028(b)	224,000	208,751

Footwear-0.38%
Abercrombie & Fitch Management Co., 8.75%, 07/15/2025(b)	147,000	158,209

Gas Utilities-0.32%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.63%, 05/20/2024	122,000	131,912

Health Care Distributors-0.20%
Owens & Minor, Inc., 4.38%, 12/15/2024(c)	78,000	81,998

Health Care Equipment-0.29%
Varex Imaging Corp., 7.88%, 10/15/2027(b)	108,000	120,307

Health Care Facilities-1.45%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/2025(b)	36,000	36,315
HCA, Inc., 5.38%, 02/01/2025	198,000	220,522

	Principal Amount	Value
Health Care Facilities-(continued)
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/2026(b)(c)	$26,000	$27,463
Tenet Healthcare Corp.
6.75%, 06/15/2023	38,000	40,898
4.63%, 07/15/2024	58,000	58,797
4.63%, 09/01/2024(b)	121,000	123,722
6.13%, 10/01/2028(b)	89,000	93,557

		601,274

Health Care REITs-0.23%
Diversified Healthcare Trust, 4.75%, 05/01/2024	92,000	94,990

Health Care Services-1.55%
Akumin, Inc., 7.00%, 11/01/2025(b)(c)	155,000	148,266
Community Health Systems, Inc.
6.88%, 04/15/2029(b)	26,000	26,789
6.13%, 04/01/2030(b)(c)	36,000	35,438
Global Medical Response, Inc., 6.50%, 10/01/2025(b)	112,000	111,084
MEDNAX, Inc., 6.25%, 01/15/2027(b)	117,000	122,829
US Acute Care Solutions LLC, 6.38%, 03/01/2026(b)	192,000	199,440

		643,846

Home Improvement Retail-0.29%
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/2026(b)	117,000	121,972

Homebuilding-1.03%
LGI Homes, Inc., 4.00%, 07/15/2029(b)	202,000	196,697
New Home Co., Inc. (The), 7.25%, 10/15/2025(b)	80,000	82,700
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/2024	133,000	147,497

		426,894

Homefurnishing Retail-0.24%
Bed Bath & Beyond, Inc., 3.75%, 08/01/2024	97,000	98,819

Hotel & Resort REITs-1.03%
Service Properties Trust
4.50%, 06/15/2023	31,000	31,659
4.65%, 03/15/2024	108,000	109,080
4.35%, 10/01/2024	138,000	139,242
4.75%, 10/01/2026	150,000	148,875

		428,856

Hotels, Resorts & Cruise Lines-3.07%
Carnival Corp.
10.50%, 02/01/2026(b)	159,000	184,957
9.88%, 08/01/2027(b)	103,000	118,708
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.13%, 12/01/2024	90,000	93,150
Royal Caribbean Cruises Ltd.
9.13%, 06/15/2023(b)	111,000	120,660
11.50%, 06/01/2025(b)	112,000	127,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2021

	Principal Amount	Value
Hotels, Resorts & Cruise Lines-(continued)
Travel + Leisure Co.
5.65%, 04/01/2024	$95,000	$103,056
6.60%, 10/01/2025	144,000	160,891
Series J, 6.00%, 04/01/2027	188,000	204,702
VOC Escrow Ltd., 5.00%, 02/15/2028(b)	163,000	161,981

		1,275,505

Independent Power Producers & Energy Traders-0.63%
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Spain), 5.38%, 12/30/2030(b)	270,000	259,272

Industrial Conglomerates-0.40%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.75%, 09/15/2024	161,000	167,069

Industrial Machinery-0.55%
Amsted Industries, Inc., 4.63%, 05/15/2030(b)	77,000	79,225
JPW Industries Holding Corp., 9.00%, 10/01/2024(b)	65,000	67,921
TriMas Corp., 4.13%, 04/15/2029(b)	81,000	82,120

		229,266

Insurance Brokers-0.19%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/2027(b)	50,000	51,688
HUB International Ltd., 7.00%, 05/01/2026(b)	26,000	26,845

		78,533

Integrated Oil & Gas-1.39%
Occidental Petroleum Corp.
6.95%, 07/01/2024	110,000	123,888
8.88%, 07/15/2030	334,000	452,987

		576,875

Integrated Telecommunication Services-2.16%
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom), 6.75%, 10/01/2026(b)	200,000	207,794
Embarq Corp., 8.00%, 06/01/2036	217,000	240,174
Ligado Networks LLC, 15.50% 15.50% PIK Rate, 0.00% Cash Rate, 11/01/2023(b)(d)	29,186	26,377
Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)	200,000	213,250
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/2028(b)(c)	198,000	209,678

		897,273

Interactive Media & Services-1.27%
Audacy Capital Corp.
6.50%, 05/01/2027(b)(c)	79,000	79,327
6.75%, 03/31/2029(b)(c)	150,000	148,915
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	74,000	77,052
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/2026(b)	101,000	57,267
TripAdvisor, Inc., 7.00%, 07/15/2025(b)	157,000	166,224

		528,785

Internet & Direct Marketing Retail-0.28%
QVC, Inc., 4.85%, 04/01/2024	108,000	115,960

	Principal Amount	Value
Investment Banking & Brokerage-0.25%
FS Energy and Power Fund, 7.50%, 08/15/2023(b)	$47,000	$48,944
NFP Corp., 6.88%, 08/15/2028(b)	25,000	25,437
StoneX Group, Inc., 8.63%, 06/15/2025(b)	26,000	27,657

		102,038

IT Consulting & Other Services-0.22%
Dell, Inc., 6.50%, 04/15/2038	69,000	91,621

Leisure Facilities-0.89%
NCL Corp. Ltd., 12.25%, 05/15/2024(b)	149,000	175,951
Vail Resorts, Inc., 6.25%, 05/15/2025(b)	184,000	194,037

		369,988

Life & Health Insurance-0.26%
Genworth Holdings, Inc., 4.90%, 08/15/2023	15,000	15,356
Provident Financing Trust I, 7.41%, 03/15/2038	75,000	92,025

		107,381

Managed Health Care-0.39%
Magellan Health, Inc., 4.90%, 09/22/2024	147,000	161,115

Metal & Glass Containers-1.04%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(b)	200,000	208,250
Ball Corp., 4.00%, 11/15/2023	156,000	163,800
Mauser Packaging Solutions Holding Co.
8.50%, 04/15/2024(b)	30,000	31,043
7.25%, 04/15/2025(b)(c)	28,000	27,153

		430,246

Mortgage REITs-0.64%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/2025(b)	82,000	82,717
New Residential Investment Corp., 6.25%, 10/15/2025(b)	115,000	115,182
Starwood Property Trust, Inc., 5.50%, 11/01/2023(b)	63,000	66,229

		264,128

Movies & Entertainment-1.11%
Banijay Entertainment S.A.S.U. (France), 5.38%, 03/01/2025(b)	200,000	206,000
Cinemark USA, Inc., 8.75%, 05/01/2025(b)	145,000	155,331
Netflix, Inc., 5.75%, 03/01/2024	91,000	100,328

		461,659

Office Services & Supplies-0.79%
ACCO Brands Corp., 4.25%, 03/15/2029(b)	171,000	169,290
Pitney Bowes, Inc.
6.88%, 03/15/2027(b)	78,000	80,827
7.25%, 03/15/2029(b)	75,000	77,585

		327,702

Oil & Gas Drilling-0.39%
Harvest Midstream I L.P., 7.50%, 09/01/2028(b)	84,000	88,337
Patterson-UTI Energy, Inc., 5.15%, 11/15/2029	71,000	73,332

		161,669

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2021

	Principal Amount	Value
Oil & Gas Equipment & Services-0.36%
Oceaneering International, Inc., 4.65%, 11/15/2024	$145,000	$150,800

Oil & Gas Exploration & Production-6.19%
Baytex Energy Corp. (Canada), 8.75%, 04/01/2027(b)	72,000	76,987
CNX Resources Corp., 6.00%, 01/15/2029(b)	119,000	125,694
Continental Resources, Inc., 3.80%, 06/01/2024	152,000	159,790
CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/2025(b)	119,000	121,826
Encino Acquisition Partners Holdings LLC, 8.50%, 05/01/2028(b)	161,000	168,525
Endeavor Energy Resources L.P./EER Finance, Inc., 6.63%, 07/15/2025(b)	137,000	144,643
EQT Corp., 6.63%, 02/01/2025	137,000	154,296
Genesis Energy L.P./Genesis Energy Finance Corp.
5.63%, 06/15/2024	221,000	220,448
8.00%, 01/15/2027	112,000	112,702
MEG Energy Corp. (Canada), 6.50%, 01/15/2025(b)	89,000	91,225
Murphy Oil Corp.
6.88%, 08/15/2024	121,000	123,598
5.88%, 12/01/2027	139,000	144,908
6.38%, 12/01/2042	90,000	91,575
PDC Energy, Inc.
6.13%, 09/15/2024	157,000	159,466
5.75%, 05/15/2026	80,000	82,400
Southwestern Energy Co.
6.45%, 01/23/2025	88,000	96,030
7.75%, 10/01/2027(c)	85,000	91,375
Talos Production, Inc., 12.00%, 01/15/2026	78,000	84,744
Vermilion Energy, Inc. (Canada), 5.63%, 03/15/2025(b)	144,000	145,465
WPX Energy, Inc., 5.25%, 09/15/2024	161,000	174,342

		2,570,039

Oil & Gas Refining & Marketing-2.54%
Calumet Specialty Products Partners
L.P./Calumet Finance Corp., 9.25%, 07/15/2024(b)	118,000	128,287
CVR Energy, Inc., 5.25%, 02/15/2025(b)(c)	244,000	241,343
EnLink Midstream Partners L.P.
4.40%, 04/01/2024	47,000	49,174
4.85%, 07/15/2026	118,000	122,869
5.45%, 06/01/2047	96,000	96,128
PBF Holding Co. LLC/PBF Finance Corp.
9.25%, 05/15/2025(b)	198,000	193,483
6.00%, 02/15/2028	231,000	167,908
Weatherford International Ltd., 11.00%, 12/01/2024(b)	55,000	53,249

		1,052,441

Oil & Gas Storage & Transportation-3.00%
Altera Infrastructure L.P./Teekay Offshore Finance Corp., 8.50%, 07/15/2023(b)	107,000	81,320
Buckeye Partners L.P., 4.13%, 03/01/2025(b)	110,000	112,888
EnLink Midstream LLC, 5.38%, 06/01/2029	194,000	201,032

	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)
EQM Midstream Partners L.P., 4.00%, 08/01/2024	$118,000	$122,572
Neptune Energy Bondco PLC (United Kingdom), 6.63%, 05/15/2025(b)	200,000	204,750
Southeast Supply Header LLC, 4.25%, 06/15/2024(b)	100,000	104,250
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
7.50%, 10/01/2025(b)	75,000	81,188
6.00%, 12/31/2030(b)	138,000	138,204
Western Midstream Operating L.P., 4.35%, 02/01/2025	190,000	199,262

		1,245,466

Other Diversified Financial Services-1.70%
AG Issuer LLC, 6.25%, 03/01/2028(b)	192,000	200,400
CNG Holdings, Inc., 12.50%, 06/15/2024(b)	75,000	71,342
Global Aircraft Leasing Co. Ltd. (Cayman Islands), 6.50% 7.25% PIK Rate, 6.50% Cash Rate, 09/15/2024(b)(d)	232,120	225,712
Midcap Financial Issuer Trust, 5.63%, 01/15/2030(b)	209,000	205,865

		703,319

Packaged Foods & Meats-1.69%
Aramark Services, Inc., 6.38%, 05/01/2025(b)	190,000	200,192
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/2029(b)(c)	159,000	176,093
Kraft Heinz Foods Co. (The), 3.00%, 06/01/2026	137,000	143,377
Pilgrim’s Pride Corp., 5.88%, 09/30/2027(b)	170,000	179,466

		699,128

Paper Packaging-0.39%
Berry Global, Inc., 4.50%, 02/15/2026(b)	82,000	83,332
Graphic Packaging International LLC, 4.13%, 08/15/2024	75,000	79,356

		162,688

Paper Products-0.20%
Clearwater Paper Corp., 5.38%, 02/01/2025(b)	75,000	81,075

Personal Products-1.47%
Avon Products, Inc. (United Kingdom), 8.45%, 03/15/2043	116,000	145,165
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(b)	247,000	265,515
Oriflame Investment Holding PLC (Switzerland), 5.13%, 05/04/2026(b)(c)	200,000	198,570

		609,250

Pharmaceuticals-3.35%
AdaptHealth LLC, 6.13%, 08/01/2028(b)	147,000	155,820
Bausch Health Cos., Inc.
5.50%, 11/01/2025(b)	160,000	162,771
5.00%, 01/30/2028(b)	151,000	139,675
6.25%, 02/15/2029(b)	215,000	208,611
5.25%, 01/30/2030(b)	172,000	155,337
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 6.00%, 06/30/2028(b)	36,000	25,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2021

	Principal Amount	Value
Pharmaceuticals-(continued)
Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.13%, 04/01/2029(b)	$210,000	$206,867
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/2025(b)	146,000	149,709
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	183,000	184,896

		1,388,861

Real Estate Development-0.40%
Howard Hughes Corp. (The)
5.38%, 08/01/2028(b)	83,000	87,150
4.13%, 02/01/2029(b)	80,000	80,186

		167,336

Regional Banks-0.17%
CIT Group, Inc., 4.75%, 02/16/2024	67,000	71,271

Reinsurance-0.17%
Enstar Finance LLC, 5.75%, 09/01/2040(e)	65,000	68,656

Restaurants-0.13%
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/2025(b)	52,000	52,346

Retail REITs-0.17%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 5.75%, 05/15/2026(b)	68,000	70,431

Security & Alarm Services-0.94%
CoreCivic, Inc.
4.63%, 05/01/2023(c)	120,000	122,250
4.75%, 10/15/2027	153,000	141,055
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, 04/15/2024(b)(c)	117,000	124,605

		387,910

Specialized Consumer Services-0.34%
Garda World Security Corp. (Canada), 4.63%, 02/15/2027(b)	83,000	82,277
WW International, Inc., 4.50%, 04/15/2029(b)	62,000	59,443

		141,720

Specialized REITs-1.36%
Iron Mountain, Inc.
4.88%, 09/15/2029(b)	127,000	131,609
5.25%, 07/15/2030(b)	188,000	196,555
SBA Communications Corp., 4.88%, 09/01/2024	232,000	235,190

		563,354

Specialty Stores-1.01%
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/2026(b)	111,000	112,685
Michaels Cos., Inc. (The), 7.88%, 05/01/2029(b)(c)	39,000	39,448
Staples, Inc., 7.50%, 04/15/2026(b)	263,000	266,019

		418,152

Steel-2.72%
ArcelorMittal S.A. (Luxembourg), 3.60%, 07/16/2024	176,000	185,854
Carpenter Technology Corp., 6.38%, 07/15/2028	172,000	182,033

	Principal Amount	Value
Steel-(continued)
Cleveland-Cliffs, Inc.
9.88%, 10/17/2025(b)	$47,000	$53,874
6.75%, 03/15/2026(b)	255,000	271,894
Infrabuild Australia Pty. Ltd. (Australia), 12.00%, 10/01/2024(b)	102,000	108,199
SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	123,000	122,231
Warrior Met Coal, Inc., 8.00%, 11/01/2024(b)	202,000	204,039

		1,128,124

Systems Software-0.79%
NortonLifeLock, Inc., 5.00%, 04/15/2025(b)	150,000	151,313
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025(b)	171,000	177,412

		328,725

Technology Distributors-0.24%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/2024	90,000	98,663

Technology Hardware, Storage & Peripherals-1.30%
Seagate HDD Cayman, 4.88%, 03/01/2024(c)	121,000	129,174
Xerox Corp., 6.75%, 12/15/2039	147,000	160,135
Xerox Holdings Corp.
5.00%, 08/15/2025(b)	57,000	59,280
5.50%, 08/15/2028(b)(c)	189,000	191,364

		539,953

Thrifts & Mortgage Finance-0.40%
MGIC Investment Corp., 5.75%, 08/15/2023	21,000	22,464
NMI Holdings, Inc., 7.38%, 06/01/2025(b)	81,000	93,168
Radian Group, Inc., 4.50%, 10/01/2024	49,000	52,001

		167,633

Tires & Rubber-0.27%
FXI Holdings, Inc., 12.25%, 11/15/2026(b)	101,000	112,525

Tobacco-0.25%
Vector Group Ltd., 5.75%, 02/01/2029(b)	106,000	105,602

Trading Companies & Distributors-0.38%
AerCap Holdings N.V. (Ireland), 5.88%, 10/10/2079(e)	150,000	156,711

Wireless Telecommunication Services-2.39%
Sprint Corp.
7.88%, 09/15/2023	235,000	260,850
7.13%, 06/15/2024	235,000	265,844
7.63%, 02/15/2025	199,000	231,586
T-Mobile USA, Inc., 2.25%, 02/15/2026	40,000	40,300
Vmed O2 UK Financing I PLC (United Kingdom), 4.25%, 01/31/2031(b)	200,000	194,991

		993,571

Total U.S. Dollar Denominated Bonds & Notes (Cost $40,131,309)		40,343,648

U.S. Treasury Securities-0.19%

U.S. Treasury Bills-0.19%
0.04%–0.05%, 02/17/2022(f)(g) (Cost $77,989)	78,000	77,988

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2021

	Shares	Value
Money Market Funds-0.58%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(h)(i) (Cost $242,352)	242,352	$242,352

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.00% (Cost $40,451,650)		40,663,988

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-11.40%
Invesco Private Government Fund, 0.02%(h)(i)(j)	1,418,750	1,418,750

	Shares	Value

Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(h)(i)(j)	3,309,094	$3,310,417

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,729,167)		4,729,167

TOTAL INVESTMENTS IN SECURITIES-109.40% (Cost $45,180,817)		45,393,155
OTHER ASSETS LESS LIABILITIES-(9.40)%		(3,901,878)

NET ASSETS-100.00%		$41,491,277

Investment Abbreviations:

PIK-Pay-in-Kind

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $25,784,686, which represented 62.14% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	$77,988 was pledged as collateral to cover margin requirements for open futures contracts. See Note 2P.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$30,144,683	$(29,902,331)	$-	$-	$242,352	$166

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	9,059,977	(7,641,227)	-	-	1,418,750	136	*

Invesco Private Prime Fund	-	15,883,994	(12,573,577)	-	-	3,310,417	1,925	*

Total	$-	$55,088,654	$(50,117,135)	$-	$-	$4,971,519	$2,227

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(j)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk

U.S. Treasury Long Bonds	1	December-2021	$160,844	$(1,674)	$(1,674)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2021

Open Futures Contracts–(continued)
Long Futures Contracts–(continued)	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

U.S. Treasury Ultra Bonds	2	December-2021	$392,813	$3,840	$3,840

U.S. Treasury 5 Year Notes	8	December-2021	974,000	(9,810)	(9,810)

U.S. Treasury 10 Year Notes	20	December-2021	2,614,063	(38,665)	(38,665)

U.S. Treasury 10 Year Ultra Bonds	13	December-2021	1,885,406	(31,097)	(31,097)

Subtotal–Long Futures Contracts				(77,406)	(77,406)

Short Futures Contracts
Interest Rate Risk

U.S. Treasury 2 Year Notes	17	December-2021	(3,727,250)	13,601	13,601

Total Futures Contracts				$(63,805)	$(63,805)

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 37, Version 1 Sell		5.00%	Quarterly	12/20/2026	3.047%	USD 210,000	$19,009	$19,862	$853

(a)	Centrally cleared swap agreements collateralized by $171,734 cash held with the broker.
(b)

Implied credit spreads represent the current level, as of October 31, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)

October 31, 2021

Schedule of Investments

Schedule of Investments in Affiliated Issuers- 113.82%(a)

	% of				Change in
	Net				Unrealized	Realized
	Assets	Value	Purchases	Proceeds	Appreciation	Gain	Dividend	Shares	Value
	10/31/21	10/31/20	at Cost	from Sales	(Depreciation)	(Loss)	Income	10/31/21	10/31/21
Domestic Equity Funds-33.00%
Invesco Preferred ETF(b)	2.99%	$162,929	$506,037	$(129,719)	$3,206	$1,814	$14,734	36,092	$544,267
Invesco RAFI™ Strategic US ETF(b)	7.57%	232,768	1,133,936	(135,383)	142,145	6,454	10,282	35,550	1,379,920
Invesco RAFI™ Strategic US Small Company ETF	2.50%	177,872	461,675	(289,684)	86,322	20,407	2,090	11,627	456,592
Invesco Russell 1000 Dynamic Multifactor ETF	5.50%	257,927	882,540	(294,883)	109,028	49,157	6,857	20,506	1,003,769
Invesco S&P 500® Low Volatility ETF	3.03%	140,377	492,562	(129,914)	35,710	13,377	4,966	8,681	552,112
Invesco S&P 500® Pure Growth ETF	7.40%	302,738	1,110,018	(368,979)	261,271	44,288	330	6,369	1,349,336
Invesco S&P MidCap Low Volatility ETF	2.00%	118,297	351,137	(145,107)	33,019	8,122	2,604	6,628	365,468
Invesco S&P SmallCap Low Volatility ETF	2.01%	107,702	337,867	(129,670)	34,226	16,513	2,341	7,452	366,638

Total Domestic Equity Funds		1,500,610	5,275,772	(1,623,339)	704,927	160,132	44,204		6,018,102

Fixed Income Funds-56.62%
Invesco 1-30 Laddered Treasury ETF	7.97%	204,246	1,311,903	(68,810)	9,151	(2,957)	8,228	39,801	1,453,533
Invesco Emerging Markets Sovereign Debt ETF(b)	1.00%	169,858	302,925	(290,313)	9,710	(10,487)	7,660	6,805	181,693
Invesco Fundamental High Yield® Corporate Bond ETF(b)	8.92%	151,609	1,518,384	(48,026)	5,716	(576)	23,782	83,742	1,627,107
Invesco Investment Grade Defensive ETF	2.47%	475,320	776,208	(786,409)	(4,720)	(3,723)	6,916	17,031	450,598
Invesco Investment Grade Value ETF(b)	1.49%	254,847	443,030	(416,790)	(3,392)	(2,515)	2,895	9,949	271,436
Invesco PureBetaSM 0-5 Yr US TIPS ETF	4.97%	165,396	776,253	(44,490)	8,811	1,032	15,242	33,973	906,909
Invesco Senior Loan ETF(b)	4.45%	73,788	760,510	(22,153)	(322)	(582)	10,884	36,741	811,241
Invesco Taxable Municipal Bond ETF	15.95%	310,332	2,680,082	(104,783)	22,388	1,022	34,316	87,913	2,909,041
Invesco Variable Rate Investment Grade ETF	9.40%	497,725	1,539,254	(325,938)	4,751	(448)	6,320	68,354	1,715,344

Total Fixed Income Funds		2,303,121	10,108,549	(2,107,712)	52,093	(19,234)	116,243		10,326,902

Foreign Equity Funds-10.37%
Invesco RAFI™ Strategic Developed ex-US ETF	3.47%	109,199	549,120	(66,343)	41,389	(148)	10,134	20,539	633,217
Invesco RAFI™ Strategic Emerging Markets ETF	1.91%	-	383,214	(23,875)	(9,977)	(1,588)	7,752	12,071	347,774
Invesco S&P Emerging Markets Low Volatility ETF	1.98%	-	364,314	(11,139)	8,144	(236)	5,454	14,403	361,083
Invesco S&P International Developed Low Volatility ETF(b)	3.01%	119,962	457,414	(53,470)	28,999	(3,656)	7,590	17,321	549,249

Total Foreign Equity Funds		229,161	1,754,062	(154,827)	68,555	(5,628)	30,930		1,891,323

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)–(continued)

October 31, 2021

Schedule of Investments in Affiliated Issuers- 113.82%(a)

	% of				Change in
	Net				Unrealized	Realized
	Assets	Value	Purchases	Proceeds	Appreciation	Gain	Dividend		Shares	Value
	10/31/21	10/31/20	at Cost	from Sales	(Depreciation)	(Loss)	Income		10/31/21	10/31/21
Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)	-	$58	$69,816	$(69,874)	$-	$-	$-		-	$-

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $17,432,228)	99.99%	4,032,950	17,208,199	(3,955,752)	825,575	135,270	191,377			18,236,327

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-13.83%

Invesco Private Government Fund, 0.02%(c)(d)	4.15%	89,597	8,330,979	(7,663,941)	-	-	49	*	756,635	756,635

Invesco Private Prime Fund, 0.11%(c)(d)	9.68%	199,099	13,034,637	(11,468,270)	-	16	627	*	1,764,776	1,765,482

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,522,117)	13.83%	288,696	21,365,616	(19,132,211)	-	16	676			2,522,117

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $19,954,345)	113.82%	$4,321,646	$38,573,815	$(23,087,963)	$825,575	$135,286 (e)	$192,053			$20,758,444

OTHER ASSETS LESS LIABILITIES	(13.82)%									(2,521,285)

NET ASSETS	100.00%									$18,237,159

Investment Abbreviations:

ETF-Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.

(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain

Invesco Investment Grade Defensive ETF	$6,078

Invesco Investment Grade Value ETF	3,744

Invesco PureBetaSM 0-5 Yr US TIPS ETF	93

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P 500® Downside Hedged ETF (PHDG)

October 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-61.23%
Communication Services-6.63%
Activision Blizzard, Inc.	3,049	$238,401
Alphabet, Inc., Class A(b)	1,183	3,502,768
Alphabet, Inc., Class C(b)	1,105	3,276,778
AT&T, Inc.	28,008	707,482
Charter Communications, Inc., Class A(b)	499	336,770
Comcast Corp., Class A	17,966	923,991
Discovery, Inc., Class A(b)	664	15,564
Discovery, Inc., Class C(b)	1,192	26,892
DISH Network Corp., Class A(b)	975	40,043
Electronic Arts, Inc.	1,115	156,379
Fox Corp., Class A	1,267	50,351
Fox Corp., Class B	580	21,437
Interpublic Group of Cos., Inc. (The)	1,542	56,391
Live Nation Entertainment, Inc.(b)	518	52,396
Lumen Technologies, Inc.	3,904	46,301
Match Group, Inc.(b)	1,086	163,747
Meta Platforms, Inc., Class A(b)	9,352	3,026,027
Netflix, Inc.(b)	1,737	1,199,068
News Corp., Class A	1,533	35,106
News Corp., Class B	480	10,829
Omnicom Group, Inc.	840	57,187
Take-Two Interactive Software, Inc.(b)	456	82,536
T-Mobile US, Inc.(b)	2,301	264,684
Twitter, Inc.(b)	3,130	167,580
Verizon Communications, Inc.	16,238	860,452
ViacomCBS, Inc., Class B	2,374	85,986
Walt Disney Co. (The)(b)	7,126	1,204,793

		16,609,939

Consumer Discretionary-7.85%
Advance Auto Parts, Inc.	258	58,184
Amazon.com, Inc.(b)	1,711	5,770,228
Aptiv PLC(b)	1,062	183,609
AutoZone, Inc.(b)	87	155,281
Bath & Body Works, Inc.	1,040	71,854
Best Buy Co., Inc.	887	108,427
Booking Holdings, Inc.(b)	160	387,325
BorgWarner, Inc.	941	42,411
Caesars Entertainment, Inc.(b)	837	91,618
CarMax, Inc.(b)	640	87,629
Carnival Corp.(b)(c)	3,132	69,405
Chipotle Mexican Grill, Inc.(b)	111	197,472
D.R. Horton, Inc.	1,276	113,908
Darden Restaurants, Inc.	513	73,944
Dollar General Corp.	928	205,571
Dollar Tree, Inc.(b)	911	98,169
Domino’s Pizza, Inc.	144	70,412
eBay, Inc.	2,551	195,713
Etsy, Inc.(b)	498	124,844
Expedia Group, Inc.(b)	569	93,549
Ford Motor Co.(b)	15,391	262,878
Gap, Inc. (The)	843	19,128
Garmin Ltd.	594	85,298
General Motors Co.(b)	5,695	309,979
Genuine Parts Co.	561	73,553
Hanesbrands, Inc.	1,369	23,328
Hasbro, Inc.	509	48,742

	Shares	Value
Consumer Discretionary-(continued)
Hilton Worldwide Holdings, Inc.(b)	1,093	$157,337
Home Depot, Inc. (The)	4,173	1,551,271
Las Vegas Sands Corp.(b)	1,349	52,355
Leggett & Platt, Inc.	523	24,503
Lennar Corp., Class A	1,078	107,725
LKQ Corp.(b)	1,061	58,440
Lowe’s Cos., Inc.	2,771	647,915
Marriott International, Inc., Class A(b)	1,074	171,861
McDonald’s Corp.	2,932	719,953
MGM Resorts International	1,571	74,088
Mohawk Industries, Inc.(b)	221	39,163
Newell Brands, Inc.	1,486	34,015
NIKE, Inc., Class B	5,014	838,792
Norwegian Cruise Line Holdings Ltd.(b)	1,453	37,371
NVR, Inc.(b)	13	63,632
O’Reilly Automotive, Inc.(b)	271	168,649
Penn National Gaming, Inc.(b)	617	44,177
Pool Corp.	156	80,365
PulteGroup, Inc.	1,015	48,801
PVH Corp.(b)	280	30,612
Ralph Lauren Corp.	189	24,035
Ross Stores, Inc.	1,399	158,367
Royal Caribbean Cruises Ltd.(b)	877	74,045
Starbucks Corp.	4,625	490,574
Tapestry, Inc.	1,094	42,644
Target Corp.	1,939	503,403
Tesla, Inc.(b)	3,181	3,543,634
TJX Cos., Inc. (The)	4,734	310,030
Tractor Supply Co.	447	97,075
Ulta Beauty, Inc.(b)	217	79,717
Under Armour, Inc., Class A(b)	738	16,206
Under Armour, Inc., Class C(b)	817	15,425
VF Corp.	1,276	92,995
Whirlpool Corp.	247	52,075
Wynn Resorts Ltd.(b)(c)	413	37,087
Yum! Brands, Inc.	1,162	145,180

		19,655,976

Consumer Staples-3.43%
Altria Group, Inc.	7,233	319,048
Archer-Daniels-Midland Co.	2,194	140,943
Brown-Forman Corp., Class B	715	48,541
Campbell Soup Co.	797	31,840
Church & Dwight Co., Inc.	963	84,128
Clorox Co. (The)	484	78,897
Coca-Cola Co. (The)	15,239	859,022
Colgate-Palmolive Co.	3,307	251,960
Conagra Brands, Inc.	1,885	60,697
Constellation Brands, Inc., Class A	661	143,311
Costco Wholesale Corp.	1,735	852,822
Estee Lauder Cos., Inc. (The), Class A	911	295,465
General Mills, Inc.	2,375	146,775
Hershey Co. (The)	569	99,774
Hormel Foods Corp.	1,105	46,764
JM Smucker Co. (The)	424	52,093
Kellogg Co.	1,001	61,361
Kimberly-Clark Corp.	1,323	171,315
Kraft Heinz Co. (The)	2,637	94,642

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2021

	Shares	Value
Consumer Staples-(continued)
Kroger Co. (The)	2,669	$106,813
Lamb Weston Holdings, Inc.	568	32,064
McCormick & Co., Inc.	977	78,385
Molson Coors Beverage Co., Class B	737	32,494
Mondelez International, Inc., Class A	5,482	332,977
Monster Beverage Corp.(b)	1,474	125,290
PepsiCo, Inc.	5,422	876,195
Philip Morris International, Inc.	6,114	578,018
Procter & Gamble Co. (The)	9,522	1,361,551
Sysco Corp.	2,008	154,415
Tyson Foods, Inc., Class A	1,159	92,685
Walgreens Boots Alliance, Inc.	2,818	132,502
Walmart, Inc.	5,605	837,499

		8,580,286

Energy-1.75%
APA Corp.	1,483	38,869
Baker Hughes Co., Class A	3,250	81,510
Chevron Corp.	7,587	868,636
ConocoPhillips	5,255	391,445
Coterra Energy, Inc.	3,182	67,840
Devon Energy Corp.	2,469	98,957
Diamondback Energy, Inc.	668	71,603
EOG Resources, Inc.	2,291	211,826
Exxon Mobil Corp.	16,606	1,070,589
Halliburton Co.	3,495	87,340
Hess Corp.	1,081	89,258
Kinder Morgan, Inc.	7,645	128,054
Marathon Oil Corp.	3,094	50,494
Marathon Petroleum Corp.	2,502	164,957
Occidental Petroleum Corp.	3,482	116,751
ONEOK, Inc.	1,749	111,271
Phillips 66	1,720	128,622
Pioneer Natural Resources Co.	892	166,786
Schlumberger N.V.	5,484	176,914
Valero Energy Corp.	1,605	124,115
Williams Cos., Inc. (The)	4,766	133,877

		4,379,714

Financials-6.97%
Aflac, Inc.	2,422	129,989
Allstate Corp. (The)	1,162	143,704
American Express Co.	2,526	438,968
American International Group, Inc.	3,356	198,306
Ameriprise Financial, Inc.	445	134,448
Aon PLC, Class A	888	284,089
Arthur J. Gallagher & Co.	811	135,980
Assurant, Inc.	232	37,424
Bank of America Corp.	29,049	1,387,961
Bank of New York Mellon Corp. (The)	3,115	184,408
Berkshire Hathaway, Inc., Class B(b)	7,269	2,086,276
BlackRock, Inc.	560	528,338
Brown & Brown, Inc.	918	57,935
Capital One Financial Corp.	1,750	264,302
Cboe Global Markets, Inc.	418	55,151
Charles Schwab Corp. (The)	5,887	482,911
Chubb Ltd.	1,722	336,444
Cincinnati Financial Corp.	586	71,164
Citigroup, Inc.	7,948	549,684
Citizens Financial Group, Inc.	1,670	79,125
CME Group, Inc., Class A	1,407	310,314

	Shares	Value
Financials-(continued)
Comerica, Inc.	526	$44,757
Discover Financial Services	1,177	133,378
Everest Re Group Ltd.	156	40,794
Fifth Third Bancorp	2,710	117,966
First Republic Bank	691	149,484
Franklin Resources, Inc.	1,104	34,765
Globe Life, Inc.	368	32,759
Goldman Sachs Group, Inc. (The)	1,324	547,275
Hartford Financial Services Group, Inc. (The)	1,362	99,331
Huntington Bancshares, Inc.	5,794	91,198
Intercontinental Exchange, Inc.	2,208	305,720
Invesco Ltd.(d)	460	11,689
JPMorgan Chase & Co.	11,720	1,991,111
KeyCorp	3,753	87,332
Lincoln National Corp.	692	49,928
Loews Corp.	798	44,744
M&T Bank Corp.	506	74,443
MarketAxess Holdings, Inc.	148	60,483
Marsh & McLennan Cos., Inc.	1,989	331,765
MetLife, Inc.	2,857	179,420
Moody’s Corp.	637	257,444
Morgan Stanley	5,725	588,415
MSCI, Inc.	322	214,091
Nasdaq, Inc.	457	95,911
Northern Trust Corp.	817	100,524
People’s United Financial, Inc.	1,677	28,744
PNC Financial Services Group, Inc. (The)	1,666	351,576
Principal Financial Group, Inc.	978	65,614
Progressive Corp. (The)	2,296	217,844
Prudential Financial, Inc.	1,516	166,836
Raymond James Financial, Inc.	725	71,478
Regions Financial Corp.	3,747	88,729
S&P Global, Inc.	946	448,555
State Street Corp.	1,348	132,845
SVB Financial Group(b)	231	165,719
Synchrony Financial	2,232	103,676
T. Rowe Price Group, Inc.	892	193,457
Travelers Cos., Inc. (The)	978	157,341
Truist Financial Corp.	5,233	332,138
U.S. Bancorp	5,293	319,538
W.R. Berkley Corp.	550	43,780
Wells Fargo & Co.	16,106	823,983
Willis Towers Watson PLC	508	123,078
Zions Bancorporation N.A.	637	40,125

		17,456,704

Health Care-7.97%
Abbott Laboratories	6,953	896,172
AbbVie, Inc.	6,932	794,893
ABIOMED, Inc.(b)	176	58,439
Agilent Technologies, Inc.	1,192	187,728
Align Technology, Inc.(b)	288	179,819
AmerisourceBergen Corp.	585	71,382
Amgen, Inc.	2,226	460,715
Anthem, Inc.	956	415,984
Baxter International, Inc.	1,959	154,683
Becton, Dickinson and Co.	1,125	269,539
Biogen, Inc.(b)	583	155,474
Bio-Rad Laboratories, Inc., Class A(b)	86	68,343
Bio-Techne Corp.	152	79,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2021

	Shares	Value
Health Care-(continued)
Boston Scientific Corp.(b)	5,585	$240,881
Bristol-Myers Squibb Co.	8,716	509,014
Cardinal Health, Inc.	1,137	54,360
Catalent, Inc.(b)	669	92,228
Centene Corp.(b)	2,288	162,997
Cerner Corp.	1,162	86,325
Charles River Laboratories International, Inc.(b)	196	87,941
Cigna Corp.	1,335	285,169
Cooper Cos., Inc. (The)	191	79,632
CVS Health Corp.	5,176	462,113
Danaher Corp.	2,491	776,619
DaVita, Inc.(b)	264	27,255
DENTSPLY SIRONA, Inc.	856	48,972
DexCom, Inc.(b)	381	237,443
Edwards Lifesciences Corp.(b)	2,445	292,960
Eli Lilly and Co.	3,115	793,577
Gilead Sciences, Inc.	4,918	319,080
HCA Healthcare, Inc.	966	241,944
Henry Schein, Inc.(b)	548	41,840
Hologic, Inc.(b)	993	72,797
Humana, Inc.	505	233,896
IDEXX Laboratories, Inc.(b)	331	220,492
Illumina, Inc.(b)	574	238,244
Incyte Corp.(b)	734	49,163
Intuitive Surgical, Inc.(b)	1,395	503,776
IQVIA Holdings, Inc.(b)	754	197,111
Johnson & Johnson	10,327	1,682,062
Laboratory Corp. of America Holdings(b)	381	109,355
McKesson Corp.	605	125,767
Medtronic PLC	5,273	632,022
Merck & Co., Inc.	9,929	874,249
Mettler-Toledo International, Inc.(b)	92	136,241
Moderna, Inc.(b)	1,377	475,354
Organon & Co.	993	36,493
PerkinElmer, Inc.	439	77,655
Pfizer, Inc.	21,994	962,018
Quest Diagnostics, Inc.	482	70,748
Regeneron Pharmaceuticals, Inc.(b)	412	263,655
ResMed, Inc.	570	149,859
STERIS PLC	392	91,626
Stryker Corp.	1,318	350,680
Teleflex, Inc.	182	64,963
Thermo Fisher Scientific, Inc.	1,541	975,561
UnitedHealth Group, Inc.	3,697	1,702,358
Universal Health Services, Inc., Class B	297	36,858
Vertex Pharmaceuticals, Inc.(b)	1,015	187,704
Viatris, Inc.	4,744	63,332
Waters Corp.(b)	242	88,947
West Pharmaceutical Services, Inc.	290	124,665
Zimmer Biomet Holdings, Inc.	819	117,215
Zoetis, Inc.	1,861	402,348

		19,950,330

Industrials-4.92%
3M Co.	2,271	405,782
A.O. Smith Corp.	523	38,216
Alaska Air Group, Inc.(b)	493	26,030
Allegion PLC	354	45,418
American Airlines Group, Inc.(b)(c)	2,542	48,806

	Shares	Value
Industrials-(continued)
AMETEK, Inc.	909	$ 120,352
Boeing Co. (The)(b)	2,162	447,599
C.H. Robinson Worldwide, Inc.	517	50,144
Carrier Global Corp.	3,404	177,791
Caterpillar, Inc.	2,148	438,213
Cintas Corp.	345	149,420
Copart, Inc.(b)	834	129,512
CSX Corp.	8,844	319,887
Cummins, Inc.	563	135,030
Deere & Co.	1,112	380,649
Delta Air Lines, Inc.(b)	2,508	98,138
Dover Corp.	564	95,361
Eaton Corp. PLC	1,561	257,190
Emerson Electric Co.	2,344	227,391
Equifax, Inc.	481	133,444
Expeditors International of Washington, Inc.	667	82,214
Fastenal Co.	2,257	128,830
FedEx Corp.	965	227,286
Fortive Corp.	1,404	106,297
Fortune Brands Home & Security, Inc.	541	54,857
Generac Holdings, Inc.(b)	248	123,643
General Dynamics Corp.	912	184,908
General Electric Co.	4,308	451,780
Honeywell International, Inc.	2,709	592,242
Howmet Aerospace, Inc.	1,513	44,921
Huntington Ingalls Industries, Inc.	157	31,829
IDEX Corp.	297	66,103
IHS Markit Ltd.	1,561	204,054
Illinois Tool Works, Inc.	1,123	255,898
Ingersoll Rand, Inc.(b)	1,591	85,532
J.B. Hunt Transport Services, Inc.	328	64,678
Jacobs Engineering Group, Inc.	513	72,035
Johnson Controls International PLC	2,796	205,143
Kansas City Southern	359	111,380
L3Harris Technologies, Inc.	789	181,896
Leidos Holdings, Inc.	555	55,489
Lockheed Martin Corp.	966	321,021
Masco Corp.	969	63,518
Nielsen Holdings PLC	1,406	28,472
Norfolk Southern Corp.	968	283,672
Northrop Grumman Corp.	589	210,403
Old Dominion Freight Line, Inc.	370	126,300
Otis Worldwide Corp.	1,673	134,359
PACCAR, Inc.	1,362	122,062
Parker-Hannifin Corp.	508	150,668
Pentair PLC	652	48,228
Quanta Services, Inc.	546	66,219
Raytheon Technologies Corp.	5,912	525,340
Republic Services, Inc.	824	110,910
Robert Half International, Inc.	438	49,525
Rockwell Automation, Inc.	453	144,688
Rollins, Inc.	890	31,355
Roper Technologies, Inc.	413	201,490
Snap-on, Inc.	214	43,491
Southwest Airlines Co.(b)	2,320	109,690
Stanley Black & Decker, Inc.	641	115,207
Textron, Inc.	877	64,766
Trane Technologies PLC	933	168,808
TransDigm Group, Inc.(b)	208	129,755
Union Pacific Corp.	2,559	617,743

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2021

	Shares	Value
Industrials-(continued)
United Airlines Holdings, Inc.(b)	1,268	$58,506
United Parcel Service, Inc., Class B	2,857	609,884
United Rentals, Inc.(b)	284	107,667
Verisk Analytics, Inc.	634	133,311
W.W. Grainger, Inc.	170	78,729
Wabtec Corp.	739	67,049
Waste Management, Inc.	1,519	243,389
Xylem, Inc.	706	92,197

		12,313,810

Information Technology-17.10%
Accenture PLC, Class A	2,486	891,952
Adobe, Inc.(b)	1,870	1,216,173
Advanced Micro Devices, Inc.(b)	4,758	572,054
Akamai Technologies, Inc.(b)	640	67,494
Amphenol Corp., Class A	2,345	180,026
Analog Devices, Inc.	2,113	366,584
ANSYS, Inc.(b)	345	130,955
Apple, Inc.	61,600	9,227,680
Applied Materials, Inc.	3,584	489,754
Arista Networks, Inc.(b)	222	90,951
Autodesk, Inc.(b)	861	273,462
Automatic Data Processing, Inc.	1,659	372,429
Broadcom, Inc.	1,610	855,989
Broadridge Financial Solutions, Inc.	454	80,998
Cadence Design Systems, Inc.(b)	1,086	187,997
CDW Corp.	539	100,604
Ceridian HCM Holding, Inc.(b)	530	66,383
Cisco Systems, Inc.	16,533	925,352
Citrix Systems, Inc.	490	46,418
Cognizant Technology Solutions Corp., Class A	2,061	160,944
Corning, Inc.	3,014	107,208
DXC Technology Co.(b)	987	32,147
Enphase Energy, Inc.(b)	529	122,532
F5 Networks, Inc.(b)	238	50,254
Fidelity National Information Services, Inc.	2,424	268,434
Fiserv, Inc.(b)	2,337	230,171
FleetCor Technologies, Inc.(b)	322	79,666
Fortinet, Inc.(b)	532	178,933
Gartner, Inc.(b)	326	108,203
Global Payments, Inc.	1,150	164,439
Hewlett Packard Enterprise Co.	5,124	75,067
HP, Inc.	4,714	142,976
Intel Corp.	15,914	779,786
International Business Machines Corp.	3,516	439,852
Intuit, Inc.	1,072	671,061
IPG Photonics Corp.(b)	141	22,420
Jack Henry & Associates, Inc.	291	48,446
Juniper Networks, Inc.	1,273	37,579
Keysight Technologies, Inc.(b)	721	129,794
KLA Corp.	597	222,538
Lam Research Corp.	559	315,036
Mastercard, Inc., Class A	3,416	1,146,136
Microchip Technology, Inc.	2,150	159,294
Micron Technology, Inc.	4,414	305,007
Microsoft Corp.	29,479	9,775,826
Monolithic Power Systems, Inc.	168	88,277
Motorola Solutions, Inc.	665	165,312
NetApp, Inc.	877	78,316

	Shares	Value
Information Technology-(continued)
NortonLifeLock, Inc.	2,281	$58,051
NVIDIA Corp.	9,776	2,499,430
NXP Semiconductors N.V. (China)	1,042	209,296
Oracle Corp.	6,464	620,156
Paychex, Inc.	1,255	154,716
Paycom Software, Inc.(b)	187	102,448
PayPal Holdings, Inc.(b)	4,610	1,072,240
PTC, Inc.(b)	414	52,723
Qorvo, Inc.(b)	435	73,180
QUALCOMM, Inc.	4,427	588,968
salesforce.com, inc.(b)	3,811	1,142,119
Seagate Technology Holdings PLC	821	73,126
Seagate Technology PLC(b)	0	0
ServiceNow, Inc.(b)	779	543,555
Skyworks Solutions, Inc.	649	108,467
Synopsys, Inc.(b)	597	198,908
TE Connectivity Ltd.	1,284	187,464
Teledyne Technologies, Inc.(b)	181	81,309
Teradyne, Inc.	648	89,580
Texas Instruments, Inc.	3,623	679,240
Trimble, Inc.(b)	986	86,147
Tyler Technologies, Inc.(b)	159	86,372
VeriSign, Inc.(b)	383	85,283
Visa, Inc., Class A	6,621	1,402,129
Western Digital Corp.(b)	1,203	62,905
Western Union Co. (The)	1,595	29,061
Xilinx, Inc.	970	174,600
Zebra Technologies Corp., Class A(b)	212	113,197

		42,823,579

Materials-1.53%
Air Products and Chemicals, Inc.	866	259,635
Albemarle Corp.	457	114,465
Amcor PLC	6,046	72,975
Avery Dennison Corp.	323	70,324
Ball Corp.	1,279	117,003
Celanese Corp.	435	70,257
CF Industries Holdings, Inc.	843	47,882
Corteva, Inc.	2,879	124,229
Dow, Inc.	2,928	163,880
DuPont de Nemours, Inc.	2,051	142,750
Eastman Chemical Co.	533	55,448
Ecolab, Inc.	975	216,665
FMC Corp.	507	46,142
Freeport-McMoRan, Inc.	5,757	217,154
International Flavors & Fragrances, Inc.	976	143,911
International Paper Co.	1,532	76,094
Linde PLC (United Kingdom)	2,026	646,699
LyondellBasell Industries N.V., Class A	1,038	96,347
Martin Marietta Materials, Inc.	245	96,246
Mosaic Co. (The)	1,357	56,410
Newmont Corp.	3,135	169,290
Nucor Corp.	1,150	128,398
Packaging Corp. of America	374	51,376
PPG Industries, Inc.	932	149,651
Sealed Air Corp.	586	34,762
Sherwin-Williams Co. (The)	950	300,779
Vulcan Materials Co.	521	99,053
WestRock Co.	1,049	50,457

		3,818,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2021

	Shares	Value
Real Estate-1.61%
Alexandria Real Estate Equities, Inc.	544	$111,052
American Tower Corp.	1,785	503,316
AvalonBay Communities, Inc.	548	129,701
Boston Properties, Inc.	557	63,298
CBRE Group, Inc., Class A(b)	1,318	137,177
Crown Castle International Corp.	1,693	305,248
Digital Realty Trust, Inc.	1,107	174,696
Duke Realty Corp.	1,484	83,460
Equinix, Inc.	354	296,323
Equity Residential	1,338	115,603
Essex Property Trust, Inc.	256	87,022
Extra Space Storage, Inc.	525	103,619
Federal Realty Investment Trust	274	32,976
Healthpeak Properties, Inc.	2,116	75,139
Host Hotels & Resorts, Inc.(b)	2,803	47,175
Iron Mountain, Inc.	1,133	51,710
Kimco Realty Corp.	2,408	54,421
Mid-America Apartment Communities, Inc.	453	92,507
Prologis, Inc.	2,898	420,094
Public Storage	596	197,979
Realty Income Corp.	2,161	154,360
Regency Centers Corp.	598	42,105
SBA Communications Corp., Class A	429	148,147
Simon Property Group, Inc.	1,287	188,649
UDR, Inc.	1,094	60,750
Ventas, Inc.	1,542	82,297
Vornado Realty Trust	626	26,686
Welltower, Inc.	1,656	133,142
Weyerhaeuser Co.	2,943	105,124

		4,023,776

Utilities-1.47%
AES Corp. (The)	2,613	65,665
Alliant Energy Corp.	981	55,495
Ameren Corp.	1,007	84,880
American Electric Power Co., Inc.	1,960	166,032
American Water Works Co., Inc.	711	123,842
Atmos Energy Corp.	514	47,350
CenterPoint Energy, Inc.	2,325	60,543
CMS Energy Corp.	1,135	68,497
Consolidated Edison, Inc.	1,385	104,429
Dominion Energy, Inc.	3,170	240,698
DTE Energy Co.	762	86,373
Duke Energy Corp.	3,017	307,764
Edison International	1,490	93,766

	Shares	Value
Utilities-(continued)
Entergy Corp.	789	$81,283
Evergy, Inc.	902	57,503
Eversource Energy	1,349	114,530
Exelon Corp.	3,834	203,931
FirstEnergy Corp.	2,136	82,300
NextEra Energy, Inc.	7,697	656,785
NiSource, Inc.	1,538	37,942
NRG Energy, Inc.	960	38,294
Pinnacle West Capital Corp.	441	28,440
PPL Corp.	3,018	86,918
Public Service Enterprise Group, Inc.	1,985	126,643
Sempra Energy	1,252	159,793
Southern Co. (The)	4,156	259,002
WEC Energy Group, Inc.	1,237	111,404
Xcel Energy, Inc.	2,114	136,543

		3,686,645

Total Common Stocks & Other Equity Interests (Cost $148,301,799)		153,299,041

Money Market Funds-31.37%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $78,548,777)	78,548,777	78,548,777

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-92.60% (Cost $226,850,576)		231,847,818

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.06%
Invesco Private Government Fund, 0.02%(d)(e)(f)	46,821	46,821
Invesco Private Prime Fund, 0.11%(d)(e)(f)	109,206	109,249

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $156,070)		156,070

TOTAL INVESTMENTS IN SECURITIES-92.66% (Cost $227,006,646)		232,003,888
OTHER ASSETS LESS LIABILITIES-7.34%		18,373,563

NET ASSETS-100.00%		$250,377,451

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	October 31, 2020	at Cost	from Sales	Appreciation	Gain	October 31, 2021	Income
Invesco Ltd.	$ 6,031	$ -	$ -	$5,658	$ -	$ 11,689	$ 299

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2021

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	October 31, 2020	at Cost	from Sales	Appreciation	Gain	October 31, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$43,312,656	$751,775,360	$(716,539,238)	$-	$-	$78,548,777	$13,162
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	2,757,203	(2,710,382)	-	-	46,821	12	*
Invesco Private Prime Fund	-	4,249,180	(4,139,936)	-	5	109,249	179	*

Total	$43,318,687	$758,781,743	$(723,389,556)	$5,658	$5	$78,716,536	$13,652

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk

CBOE Volatility Index	191	November-2021	$3,586,846	$(191,842)	$(191,842)

CBOE Volatility Index	126	December-2021	2,652,716	33,123	33,123

E-Mini S&P 500 Index	392	December-2021	90,101,200	2,986,615	2,986,615

Micro E-Mini S&P 500 Index	32	December-2021	735,520	8,697	8,697

Total Futures Contracts				$2,836,593	$2,836,593

(a)	Futures contracts collateralized by $15,659,290 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Total Return Bond ETF (GTO)

October 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-53.60%
Advertising-0.11%
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	$388,000	$456,485
Lamar Media Corp., 3.75%, 02/15/2028	612,000	619,375

		1,075,860

Aerospace & Defense-0.40%
Boeing Co. (The)
2.75%, 02/01/2026	1,032,000	1,068,175
2.20%, 02/04/2026	1,013,000	1,015,919
5.81%, 05/01/2050	1,424,000	1,953,677

		4,037,771

Agricultural & Farm Machinery-0.13%
Bunge Ltd. Finance Corp., 2.75%, 05/14/2031	1,321,000	1,332,718

Airlines-1.05%
American Airlines Pass-Through Trust
Series 2021-1, Class A, 2.88%, 07/11/2034	2,463,000	2,481,472
Series 2021-1, Class B, 3.95%, 07/11/2030	2,341,000	2,346,759
British Airways Pass-Through Trust (United Kingdom)
Series 2019-1, Class A, 3.35%, 06/15/2029(b)	265,503	265,972
Series 2019-1, Class AA, 3.30%, 12/15/2032(b)	254,467	261,939
Series 2021-1, Class A, 2.90%, 03/15/2035(b)	1,192,000	1,208,530
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50%, 10/20/2025(b)	1,288,193	1,372,101
4.75%, 10/20/2028(b)	855,523	951,145
United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 10/15/2027	804,840	902,239
United Airlines, Inc.
4.38%, 04/15/2026(b)	281,000	291,037
4.63%, 04/15/2029(b)	412,000	425,279

		10,506,473

Apparel Retail-0.20%
Gap, Inc. (The), 3.88%, 10/01/2031(b)	1,009,000	990,081
Ross Stores, Inc., 3.38%, 09/15/2024	926,000	977,377

		1,967,458

Application Software-0.29%
salesforce.com, inc.
2.90%, 07/15/2051	1,726,000	1,777,011
3.05%, 07/15/2061(c)	1,048,000	1,093,942

		2,870,953

Asset Management & Custody Banks-0.38%
Ameriprise Financial, Inc., 3.00%, 04/02/2025	266,000	280,637
Ares Capital Corp., 2.88%, 06/15/2028	1,162,000	1,168,084
CI Financial Corp. (Canada), 3.20%, 12/17/2030	626,000	642,212

	Principal Amount	Value
Asset Management & Custody Banks-(continued)
FS KKR Capital Corp., 1.65%, 10/12/2024	$1,224,000	$1,209,413
Owl Rock Capital Corp., 2.63%, 01/15/2027	480,000	475,319

		3,775,665

Auto Parts & Equipment-0.30%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
4.75%, 04/01/2028(b)(c)	1,448,000	1,504,117
5.38%, 03/01/2029(b)(c)	550,000	579,563
Nemak S.A.B. de C.V. (Mexico), 3.63%, 06/28/2031(b)	955,000	895,236

		2,978,916

Automobile Manufacturers-1.18%
Ford Motor Credit Co. LLC
3.09%, 01/09/2023	1,446,000	1,472,100
2.70%, 08/10/2026	3,003,000	3,003,270
Hyundai Capital America
5.75%, 04/06/2023(b)(c)	387,000	412,513
5.88%, 04/07/2025(b)	196,000	222,702
2.00%, 06/15/2028(b)	1,157,000	1,128,397
Nissan Motor Acceptance Co. LLC, 1.85%, 09/16/2026(b)(c)	1,528,000	1,492,312
Stellantis Finance US, Inc.
1.71%, 01/29/2027(b)	917,000	903,120
2.69%, 09/15/2031(b)	2,158,000	2,128,284
Volkswagen Group of America Finance LLC (Germany), 1.63%, 11/24/2027(b)	993,000	971,661

		11,734,359

Automotive Retail-0.29%
Sonic Automotive, Inc.
4.63%, 11/15/2029(b)	1,615,000	1,621,703
4.88%, 11/15/2031(b)	1,263,000	1,267,736

		2,889,439

Brewers-0.12%
Anadolu Efes Biracilik ve Malt Sanayii A.S. (Turkey), 3.38%, 06/29/2028(b)	1,193,000	1,202,435

Broadcasting-0.02%
Fox Corp., 4.71%, 01/25/2029	193,000	223,201

Building Products-0.37%
HP Communities LLC
5.78%, 03/15/2046(b)	150,000	180,363
5.86%, 09/15/2053(b)	100,000	134,700
Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 2.00%, 09/16/2031	1,184,000	1,147,733
Masco Corp.
1.50%, 02/15/2028	1,285,000	1,240,143
2.00%, 02/15/2031	292,000	281,848
3.13%, 02/15/2051	671,000	675,753

		3,660,540

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2021

	Principal Amount	Value
Cable & Satellite-1.11%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 06/01/2033(b)	$546,000	$545,337
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.
5.05%, 03/30/2029	201,000	234,634
3.50%, 06/01/2041	551,000	540,833
3.50%, 03/01/2042	1,415,000	1,384,589
3.90%, 06/01/2052	899,000	909,915
3.85%, 04/01/2061	690,000	667,410
4.40%, 12/01/2061	366,000	388,697
Comcast Corp.
4.15%, 10/15/2028	130,000	148,489
3.25%, 11/01/2039	665,000	699,086
3.45%, 02/01/2050(c)	532,000	574,177
2.80%, 01/15/2051	257,000	246,737
2.89%, 11/01/2051(b)	53,000	51,589
2.99%, 11/01/2063(b)	59,000	56,484
Cox Communications, Inc.
2.60%, 06/15/2031(b)(c)	701,000	708,278
2.95%, 10/01/2050(b)	190,000	181,071
3.60%, 06/15/2051(b)(c)	1,796,000	1,925,572
Sirius XM Radio, Inc., 3.88%, 09/01/2031(b)(c)	1,853,000	1,781,752

		11,044,650

Casinos & Gaming-0.02%
MGM China Holdings Ltd. (Macau), 5.38%, 05/15/2024(b)	218,000	218,499

Commodity Chemicals-0.05%
Axalta Coating Systems LLC, 3.38%, 02/15/2029(b)(c)	502,000	479,315

Computer & Electronics Retail-0.05%
Leidos, Inc., 2.30%, 02/15/2031	492,000	474,421

Consumer Finance-0.50%
Ally Financial, Inc.
2.20%, 11/02/2028	847,000	837,200
Series C, 4.70%(c)(d)(e)	1,321,000	1,347,420
OneMain Finance Corp., 3.88%, 09/15/2028	1,199,000	1,170,524
Synchrony Financial, 2.88%, 10/28/2031	1,609,000	1,604,181

		4,959,325

Data Processing & Outsourced Services-0.40%
Clarivate Science Holdings Corp., 3.88%, 07/01/2028(b)	1,154,000	1,142,460
Fidelity National Information Services, Inc., 3.10%, 03/01/2041(c)	267,000	272,269
PayPal Holdings, Inc.
2.65%, 10/01/2026(c)	114,000	120,341
2.85%, 10/01/2029	78,000	82,471
Square, Inc., 3.50%, 06/01/2031(b)(c)	1,664,000	1,707,680
StoneCo Ltd. (Brazil), 3.95%, 06/16/2028(b)	690,000	620,165

		3,945,386

	Principal Amount	Value
Diversified Banks-6.62%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(b)	$280,000	$305,376
African Export-Import Bank (The) (Supranational)
2.63%, 05/17/2026(b)	398,000	403,434
3.80%, 05/17/2031(b)	500,000	513,055
ASB Bank Ltd. (New Zealand), 2.38%, 10/22/2031(b)(c)	1,908,000	1,903,836
Australia & New Zealand Banking Group Ltd. (Australia), 2.57%, 11/25/2035(b)(d)	532,000	513,374
Banco do Brasil S.A. (Brazil), 3.25%, 09/30/2026(b)	1,050,000	1,036,613
Banco Santander S.A. (Spain)
1.72%, 09/14/2027(d)	1,200,000	1,182,539
2.75%, 12/03/2030	600,000	589,598
Bank of America Corp.
2.69%, 04/22/2032(d)	1,327,000	1,345,429
2.30%, 07/21/2032(d)	868,000	850,405
2.57%, 10/20/2032(d)	1,206,000	1,211,891
2.48%, 09/21/2036(d)	1,546,000	1,505,400
2.68%, 06/19/2041(d)	1,094,000	1,055,795
BNP Paribas S.A. (France)
1.32%, 01/13/2027(b)(d)	1,691,000	1,653,560
2.16%, 09/15/2029(b)(d)	724,000	711,749
BPCE S.A. (France)
2.05%, 10/19/2027(b)(d)	1,254,000	1,249,635
2.28%, 01/20/2032(b)(d)	701,000	676,590
Citigroup, Inc.
3.11%, 04/08/2026(d)	301,000	317,177
3.98%, 03/20/2030(d)	532,000	593,878
4.41%, 03/31/2031(d)	253,000	290,282
2.57%, 06/03/2031(d)	448,000	452,259
2.56%, 05/01/2032(d)	864,000	868,838
2.52%, 11/03/2032(d)	808,000	806,365
2.90%, 11/03/2042(d)	1,223,000	1,214,896
3.88%(d)(e)	1,693,000	1,712,046
Series A, 5.95%(d)(e)	293,000	303,988
Series P, 5.95%(d)(e)	390,000	421,200
Series Y, 4.15%(d)(e)	1,412,000	1,420,472
Citizens Bank N.A.
0.93% (3 mo. USD LIBOR + 0.81%), 05/26/2022(f)	250,000	251,041
2.25%, 04/28/2025	387,000	399,639
Commonwealth Bank of Australia (Australia)
2.69%, 03/11/2031(b)	667,000	660,934
3.31%, 03/11/2041(b)	337,000	347,637
Corp Andina de Fomento (Supranational), 1.25%, 10/26/2024	2,769,000	2,765,067
Credit Agricole S.A. (France)
1.91%, 06/16/2026(b)(d)	250,000	252,592
7.88%(b)(c)(d)(e)	597,000	661,610
Danske Bank A/S (Denmark), 1.55%, 09/10/2027(b)(d)	930,000	910,672
Federation des Caisses Desjardins du Quebec (Canada), 2.05%, 02/10/2025(b)	662,000	676,069

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2021

	Principal Amount	Value
Diversified Banks-(continued)
HSBC Holdings PLC (United Kingdom), 1.65%, 04/18/2026(d)	$303,000	$302,239
ING Groep N.V. (Netherlands)
1.06% (SOFR + 1.01%), 04/01/2027(f)	1,516,000	1,532,330
6.88%(b)(d)(e)	446,000	457,150
JPMorgan Chase & Co.
1.01% (3 mo. USD LIBOR + 0.89%), 07/23/2024(f)	151,000	152,782
2.08%, 04/22/2026(d)	390,000	397,974
3.70%, 05/06/2030(d)	532,000	582,088
2.58%, 04/22/2032(d)	821,000	829,114
Mitsubishi UFJ Financial Group, Inc. (Japan)
1.64%, 10/13/2027(c)(d)	823,000	815,692
2.49%, 10/13/2032(d)	629,000	627,759
Mizuho Financial Group, Inc. (Japan)
2.20%, 07/10/2031(d)	907,000	885,145
2.56%, 09/13/2031	1,051,000	1,030,347
2.17%, 05/22/2032(d)	1,188,000	1,154,054
National Australia Bank Ltd. (Australia), 2.99%, 05/21/2031(b)	656,000	660,035
Nordea Bank Abp (Finland), 3.75%(b)(d)(e)	395,000	383,150
Royal Bank of Canada (Canada), 2.30%, 11/03/2031	1,628,000	1,632,671
Standard Chartered PLC (United Kingdom)
1.46%, 01/14/2027(b)(d)	1,519,000	1,480,922
2.68%, 06/29/2032(b)(d)	1,244,000	1,220,540
3.27%, 02/18/2036(b)(c)(d)	1,002,000	991,731
4.30%(b)(c)(d)(e)	1,610,000	1,550,060
7.75%(b)(d)(e)	2,570,000	2,744,734
Sumitomo Mitsui Financial Group, Inc. (Japan)
1.47%, 07/08/2025	417,000	417,322
3.04%, 07/16/2029	205,000	215,464
2.13%, 07/08/2030	997,000	979,936
2.14%, 09/23/2030	746,000	718,276
Sumitomo Mitsui Trust Bank Ltd. (Japan), 1.35%, 09/16/2026(b)(c)	1,724,000	1,704,661
Turkiye Vakiflar Bankasi TAO (Turkey), 5.50%, 10/01/2026(b)	3,448,000	3,330,106
U.S. Bancorp, 1.38%, 07/22/2030	255,000	241,368
UniCredit S.p.A. (Italy)
1.98%, 06/03/2027(b)(d)	992,000	975,723
3.13%, 06/03/2032(b)(d)	790,000	786,873
US Bancorp
2.49%, 11/03/2036(d)	2,522,000	2,517,426
3.70%(d)(e)	1,540,000	1,537,767
Wells Fargo & Co.
4.15%, 01/24/2029	532,000	599,585
Series BB, 3.90%(d)(e)	477,000	486,242

		65,976,207

	Principal Amount	Value
Diversified Capital Markets-0.69%
Credit Suisse Group AG (Switzerland)
4.19%, 04/01/2031(b)(c)(d)	$383,000	$424,489
3.09%, 05/14/2032(b)(d)	446,000	454,704
4.50%(b)(c)(d)(e)	1,010,000	984,447
5.10%(b)(c)(d)(e)	492,000	498,411
5.25%(b)(d)(e)	671,000	698,679
7.13%(b)(d)(e)	2,158,000	2,231,890
7.50%(b)(d)(e)	831,000	885,430
UBS Group AG (Switzerland), 4.38%(b)(c)(d)(e)	714,000	710,966

		6,889,016

Diversified Chemicals-0.05%
OCP S.A. (Morocco), 5.13%, 06/23/2051(b)	508,000	496,435

Diversified Metals & Mining-0.28%
Corp. Nacional del Cobre de Chile (Chile), 3.15%, 01/15/2051(b)	405,000	374,138
FMG Resources August 2006 Pty. Ltd. (Australia), 4.38%, 04/01/2031(b)(c)	882,000	894,128
Rio Tinto Finance USA Ltd. (Australia), 2.75%, 11/02/2051	1,537,000	1,524,762

		2,793,028

Diversified REITs-0.35%
American Campus Communities Operating Partnership L.P., 2.25%, 01/15/2029	734,000	729,954
Atlantic Marine Corps Communities LLC, 5.34%, 12/01/2050(b)	93,833	113,050
Brixmor Operating Partnership L.P.
4.05%, 07/01/2030	237,000	262,256
2.50%, 08/16/2031	577,000	565,621
Fort Benning Family Communities LLC, 5.81%, 01/15/2051(b)	200,000	255,062
Trust Fibra Uno (Mexico)
4.87%, 01/15/2030(b)	1,080,000	1,154,261
6.39%, 01/15/2050(b)	385,000	449,561

		3,529,765

Diversified Support Services-0.27%
Atento Luxco 1 S.A. (Brazil), 8.00%, 02/10/2026(b)	1,305,000	1,391,727
TransJamaican Highway Ltd. (Jamaica), 5.75%, 10/10/2036(b)	1,350,083	1,346,977

		2,738,704

Drug Retail-0.31%
CK Hutchison International 21 Ltd. (United Kingdom), 1.50%, 04/15/2026(b)	3,163,000	3,137,909

Electric Utilities-0.77%
Alfa Desarrollo S.p.A. (Chile), 4.55%, 09/27/2051(b)(c)	975,000	954,101
Commonwealth Edison Co., Series 127, 3.20%, 11/15/2049	355,000	376,908
Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	200,000	205,750
Duke Energy Corp., 3.25%, 01/15/2082(d)	1,752,000	1,740,721

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2021

	Principal Amount	Value
Electric Utilities-(continued)
Electricidad Firme de Mexico Holdings S.A. de C.V. (Mexico), 4.90%, 11/20/2026(b)	$923,000	$901,540
Enel Finance International N.V. (Italy), 2.88%, 07/12/2041(b)	1,160,000	1,130,306
PacifiCorp, 2.90%, 06/15/2052	1,850,000	1,840,463
Southern Co. (The), Series 2021-A, 3.75%, 09/15/2051(d)	501,000	510,248

		7,660,037

Electrical Components & Equipment-0.26%
Sensata Technologies B.V., 4.00%, 04/15/2029(b)	2,575,000	2,618,543

Electronic Components-0.19%
Corning, Inc., 5.45%, 11/15/2079	1,407,000	1,889,695

Electronic Equipment & Instruments-0.17%
Teledyne Technologies, Inc., 2.75%, 04/01/2031	275,000	280,729
Vontier Corp.
1.80%, 04/01/2026(b)	295,000	290,708
2.40%, 04/01/2028(b)	591,000	579,304
2.95%, 04/01/2031(b)	504,000	498,451

		1,649,192

Electronic Manufacturing Services-0.03%
Jabil, Inc., 3.00%, 01/15/2031	341,000	349,533

Environmental & Facilities Services-0.08%
GFL Environmental, Inc. (Canada), 3.50%, 09/01/2028(b)(c)	846,000	842,828

Financial Exchanges & Data-0.73%
B3 S.A. - Brasil, Bolsa, Balcao (Brazil), 4.13%, 09/20/2031(b)(c)	1,884,000	1,806,191
Coinbase Global, Inc.
3.38%, 10/01/2028(b)(c)	1,430,000	1,381,737
3.63%, 10/01/2031(b)	1,000,000	953,750
Moody’s Corp.
2.00%, 08/19/2031	929,000	909,345
2.75%, 08/19/2041	1,087,000	1,067,146
MSCI, Inc.
3.88%, 02/15/2031(b)	334,000	345,008
3.63%, 11/01/2031(b)	644,000	664,157
S&P Global, Inc., 1.25%, 08/15/2030	213,000	199,591

		7,326,925

Food Distributors-0.13%
American Builders & Contractors Supply Co., Inc., 3.88%, 11/15/2029(b)	1,285,000	1,265,725

Food Retail-0.20%
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 05/13/2041(b)(c)	732,000	755,650
3.63%, 05/13/2051(b)(c)	1,158,000	1,234,594

		1,990,244

Health Care Distributors-0.24%
McKesson Corp., 1.30%, 08/15/2026	2,422,000	2,376,026

Health Care REITs-0.11%
Healthcare Trust of America Holdings L.P., 2.00%, 03/15/2031	256,000	242,130

	Principal Amount	Value
Health Care REITs-(continued)
Omega Healthcare Investors, Inc., 3.25%, 04/15/2033(c)	$797,000	$787,331
Welltower, Inc., 3.10%, 01/15/2030	64,000	67,360

		1,096,821

Health Care Services-0.67%
CVS Health Corp.
1.30%, 08/21/2027(c)	521,000	505,340
2.70%, 08/21/2040	412,000	394,960
Fresenius Medical Care US Finance III, Inc. (Germany), 1.88%, 12/01/2026(b)	1,609,000	1,601,063
Piedmont Healthcare, Inc.
2.86%, 01/01/2052(c)	2,000,000	1,980,610
Series 2032, 2.04%, 01/01/2032	1,275,000	1,234,489
Series 2042, 2.72%, 01/01/2042	1,000,000	981,007

		6,697,469

Health Care Supplies-0.89%
Mozart Debt Merger Sub, Inc., 3.88%, 04/01/2029(b)	8,890,000	8,863,063

Homebuilding-0.69%
Lennar Corp., 4.75%, 11/29/2027(c)	2,120,000	2,412,347
M.D.C. Holdings, Inc.
3.85%, 01/15/2030	919,000	976,235
3.97%, 08/06/2061	3,265,000	3,123,576
Mattamy Group Corp. (Canada), 5.25%, 12/15/2027(b)	372,000	387,345

		6,899,503

Hotels, Resorts & Cruise Lines-0.33%
Expedia Group, Inc.
4.63%, 08/01/2027	1,863,000	2,087,087
2.95%, 03/15/2031	614,000	620,389
Hilton Domestic Operating Co., Inc., 3.63%, 02/15/2032(b)	575,000	561,718

		3,269,194

Independent Power Producers & Energy Traders-0.36%
AES Corp. (The)
1.38%, 01/15/2026	795,000	778,247
2.45%, 01/15/2031	453,000	444,090
Calpine Corp., 3.75%, 03/01/2031(b)	985,000	946,851
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Spain), 5.38%, 12/30/2030(b)	1,450,000	1,392,384

		3,561,572

Industrial Conglomerates-0.15%
Bidvest Group UK PLC (The) (South Africa), 3.63%, 09/23/2026(b)	931,000	936,246
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	273,000	332,668
General Electric Co., 5.55%, 01/05/2026	205,000	238,720

		1,507,634

Industrial Machinery-0.10%
Flowserve Corp., 2.80%, 01/15/2032	994,000	977,330

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2021

	Principal Amount	Value
Industrial REITs-0.19%
Duke Realty L.P., 2.88%, 11/15/2029	$1,110,000	$1,164,485
Lexington Realty Trust, 2.38%, 10/01/2031	732,000	705,442

		1,869,927

Insurance Brokers-0.11%
Arthur J. Gallagher & Co., 3.50%, 05/20/2051	517,000	563,071
Assured Guaranty US Holdings, Inc., 3.60%, 09/15/2051	485,000	509,843

		1,072,914

Integrated Oil & Gas-1.24%
BP Capital Markets America, Inc., 3.06%, 06/17/2041	1,400,000	1,413,659
Gray Oak Pipeline LLC, 2.60%, 10/15/2025(b)	432,000	441,213
Lukoil Capital DAC (Russia)
2.80%, 04/26/2027(b)	2,709,000	2,709,986
3.60%, 10/26/2031(b)	1,512,000	1,510,438
Petronas Capital Ltd. (Malaysia)
2.48%, 01/28/2032(b)	922,000	913,246
3.40%, 04/28/2061(b)	1,716,000	1,745,793
Qatar Energy (Qatar)
2.25%, 07/12/2031(b)	664,000	655,647
3.13%, 07/12/2041(b)	685,000	692,858
3.30%, 07/12/2051(b)(c)	1,070,000	1,092,909
SA Global Sukuk Ltd. (Saudi Arabia)
1.60%, 06/17/2026(b)	541,000	534,706
2.69%, 06/17/2031(b)	684,000	686,326

		12,396,781

Integrated Telecommunication Services-1.17%
AT&T, Inc.
1.29% (3 mo. USD LIBOR + 1.18%), 06/12/2024(c)(f)	73,000	74,501
3.10%, 02/01/2043	396,000	382,645
3.50%, 09/15/2053	597,000	605,374
3.55%, 09/15/2055	257,000	260,864
3.50%, 02/01/2061	255,000	248,657
Level 3 Financing, Inc., 3.75%, 07/15/2029(b)	1,000,000	946,250
NBN Co. Ltd. (Australia)
1.63%, 01/08/2027(b)	1,806,000	1,782,402
2.63%, 05/05/2031(b)	1,360,000	1,372,317
2.50%, 01/08/2032(b)	2,124,000	2,113,224
Verizon Communications, Inc.
3.88%, 02/08/2029	267,000	297,840
1.75%, 01/20/2031	316,000	298,781
2.55%, 03/21/2031	343,000	346,118
2.36%, 03/15/2032(b)	516,000	508,617
2.65%, 11/20/2040	285,000	269,438
3.40%, 03/22/2041	374,000	392,228
2.88%, 11/20/2050	336,000	320,281
3.55%, 03/22/2051	165,000	177,894
3.00%, 11/20/2060	782,000	738,664
3.70%, 03/22/2061	459,000	497,756

		11,633,851

	Principal Amount	Value
Interactive Home Entertainment-0.50%
Electronic Arts, Inc.
1.85%, 02/15/2031	$749,000	$720,985
2.95%, 02/15/2051	735,000	717,018
ROBLOX Corp., 3.88%, 05/01/2030(b)	2,023,000	2,017,942
WMG Acquisition Corp., 3.00%, 02/15/2031(b)	1,576,000	1,535,363

		4,991,308

Interactive Media & Services-0.41%
Alphabet, Inc., 2.25%, 08/15/2060	344,000	308,958
Baidu, Inc. (China)
3.08%, 04/07/2025	210,000	218,511
1.72%, 04/09/2026	235,000	232,454
Match Group Holdings II LLC
4.63%, 06/01/2028(b)	215,000	223,671
5.63%, 02/15/2029(b)	339,000	363,154
3.63%, 10/01/2031(b)	695,000	675,533
Tencent Holdings Ltd. (China), 1.81%, 01/26/2026(b)(c)	200,000	199,880
Twitter, Inc., 3.88%, 12/15/2027(b)(c)	1,746,000	1,838,442

		4,060,603

Internet & Direct Marketing Retail-0.53%
Amazon.com, Inc.
2.10%, 05/12/2031(c)	1,136,000	1,145,820
2.88%, 05/12/2041	961,000	995,598
3.10%, 05/12/2051	2,187,000	2,351,115
Meituan (China), 2.13%, 10/28/2025(b)(c)	870,000	839,477

		5,332,010

Internet Services & Infrastructure-0.50%
Twilio, Inc.
3.63%, 03/15/2029(c)	848,000	857,540
3.88%, 03/15/2031(c)	844,000	853,310
VeriSign, Inc., 2.70%, 06/15/2031	595,000	601,747
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/2029(b)(c)	2,685,000	2,671,575

		4,984,172

Investment Banking & Brokerage-1.73%
Brookfield Finance I (UK) PLC (Canada), 2.34%, 01/30/2032	1,066,000	1,042,733

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2021

	Principal Amount	Value
Investment Banking & Brokerage-(continued)
Goldman Sachs Group, Inc. (The)
0.63% (SOFR + 0.58%), 03/08/2024(f)	$1,332,000	$1,334,099
3.50%, 04/01/2025	263,000	280,819
0.84% (SOFR + 0.79%), 12/09/2026(c)(f)	1,114,000	1,115,065
1.09%, 12/09/2026(d)	442,000	431,334
0.86% (SOFR + 0.81%), 03/09/2027(c)(f)	1,888,000	1,895,430
0.97% (SOFR + 0.92%), 10/21/2027(f)	715,000	715,973
1.95%, 10/21/2027(d)	1,186,000	1,188,369
1.99%, 01/27/2032(d)	504,000	483,534
2.62%, 04/22/2032(d)	322,000	323,743
2.38%, 07/21/2032(d)	863,000	849,420
2.65%, 10/21/2032(d)	1,440,000	1,449,236
3.21%, 04/22/2042(d)	338,000	350,353
2.91%, 07/21/2042(d)	684,000	682,535
Series V, 4.13%(d)(e)	882,000	885,484
Morgan Stanley
2.19%, 04/28/2026(d)	196,000	200,704
2.24%, 07/21/2032(d)	1,432,000	1,399,317
2.51%, 10/20/2032(d)	892,000	890,777
3.22%, 04/22/2042(d)	234,000	245,852
National Securities Clearing Corp., 1.50%, 04/23/2025(b)	265,000	267,686
Nomura Holdings, Inc. (Japan), 2.61%, 07/14/2031	745,000	736,958
Raymond James Financial, Inc., 3.75%, 04/01/2051	374,000	426,503

		17,195,924

IT Consulting & Other Services-0.14%
DXC Technology Co., 2.38%, 09/15/2028	1,442,000	1,402,272

Life & Health Insurance-2.11%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027(c)	668,000	761,204
Athene Global Funding
1.20%, 10/13/2023(b)	549,000	553,661
2.50%, 01/14/2025(b)	1,116,000	1,151,083
1.45%, 01/08/2026(b)	336,000	333,091
Athene Holding Ltd.
6.15%, 04/03/2030	281,000	350,886
3.95%, 05/25/2051	177,000	198,790
Belrose Funding Trust, 2.33%, 08/15/2030(b)(c)	405,000	399,449
Delaware Life Global Funding, Series 21-1, 2.66%, 06/29/2026(b)	4,125,000	4,197,435
F&G Global Funding
0.90%, 09/20/2024(b)	2,033,000	2,014,168
2.00%, 09/20/2028(b)	1,428,000	1,392,981
GA Global Funding Trust, 1.95%, 09/15/2028(b)	1,571,000	1,529,986
MAG Mutual Holding Co., 4.75%, 04/30/2041(g)	3,179,000	3,232,040
Maple Grove Funding Trust I, 4.16%, 08/15/2051(b)	3,225,000	3,364,288
MetLife, Inc., 9.25%, 04/08/2038(b)	350,000	528,846

	Principal Amount	Value
Life & Health Insurance-(continued)
Nationwide Financial Services, Inc., 3.90%, 11/30/2049(b)	$161,000	$188,250
Pacific LifeCorp, 3.35%, 09/15/2050(b)	322,000	346,661
Penn Mutual Life Insurance Co. (The), 3.80%, 04/29/2061(b)	245,000	263,351
Western & Southern Life Insurance Co. (The), 3.75%, 04/28/2061(b)	227,000	253,724

		21,059,894

Life Sciences Tools & Services-0.15%
Illumina, Inc., 2.55%, 03/23/2031	1,495,000	1,502,240

Managed Health Care-0.79%
Centene Corp., 2.50%, 03/01/2031	3,867,000	3,775,236
Kaiser Foundation Hospitals
Series 2021, 2.81%, 06/01/2041	1,760,000	1,783,536
Series 2021, 3.00%, 06/01/2051	2,180,000	2,266,822

		7,825,594

Metal & Glass Containers-0.03%
Silgan Holdings, Inc., 1.40%, 04/01/2026(b)	359,000	349,395

Movies & Entertainment-0.08%
Tencent Music Entertainment Group (China)
1.38%, 09/03/2025	250,000	242,884
2.00%, 09/03/2030	590,000	552,276

		795,160

Multi-line Insurance-0.18%
Allianz SE (Germany), 3.20%(b)(c)(d)(e)	829,000	803,094
American International Group, Inc., 3.40%, 06/30/2030	373,000	404,507
Fairfax Financial Holdings Ltd. (Canada)
4.63%, 04/29/2030	260,000	291,945
3.38%, 03/03/2031(b)	250,000	258,440

		1,757,986

Multi-Utilities-0.13%
Dominion Energy, Inc., Series C, 3.38%, 04/01/2030	213,000	229,389
WEC Energy Group, Inc.
1.38%, 10/15/2027	587,000	571,776
1.80%, 10/15/2030	558,000	534,425

		1,335,590

Office REITs-0.34%
Boston Properties L.P., 3.25%, 01/30/2031	159,000	167,029
Office Properties Income Trust
4.25%, 05/15/2024	1,537,000	1,621,444
4.50%, 02/01/2025	506,000	538,377
2.65%, 06/15/2026	174,000	174,060
2.40%, 02/01/2027	882,000	860,642

		3,361,552

Oil & Gas Equipment & Services-0.12%
Petrofac Ltd. (United Kingdom), 9.75%, 11/15/2026(b)	1,252,000	1,239,831

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2021

	Principal Amount	Value
Oil & Gas Exploration & Production-1.23%
Canadian Natural Resources Ltd. (Canada), 2.05%, 07/15/2025	$403,000	$409,345
Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/2039(b)	1,492,000	1,457,833
ConocoPhillips, 2.40%, 02/15/2031(b)	4,000	4,050
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)
2.16%, 03/31/2034(b)	1,816,000	1,773,873
2.94%, 09/30/2040(b)	2,267,000	2,233,615
Gazprom PJSC via Gaz Finance PLC (Russia), 2.95%, 01/27/2029(b)	2,875,000	2,815,004
Lundin Energy Finance B.V. (Netherlands)
2.00%, 07/15/2026(b)	779,000	776,617
3.10%, 07/15/2031(b)	779,000	786,261
Murphy Oil Corp., 6.38%, 07/15/2028(c) .	700,000	740,320
Rockcliff Energy II LLC, 5.50%, 10/15/2029(b)	1,251,000	1,285,090

		12,282,008

Oil & Gas Refining & Marketing-0.06%
Parkland Corp. (Canada), 4.50%, 10/01/2029(b)(c)	587,000	591,403

Oil & Gas Storage & Transportation-1.50%
Enbridge, Inc. (Canada)
1.60%, 10/04/2026	1,335,000	1,326,317
3.40%, 08/01/2051	645,000	663,787
Energy Transfer L.P.
5.50%, 06/01/2027	1,878,000	2,175,033
6.00%, 06/15/2048	38,000	48,536
Series 20Y, 5.80%, 06/15/2038	38,000	46,481
Kinder Morgan, Inc., 7.80%, 08/01/2031	1,612,000	2,268,158
MPLX L.P., 1.75%, 03/01/2026	1,005,000	1,001,655
NGPL PipeCo LLC, 7.77%, 12/15/2037(b)	1,594,000	2,291,524
Northern Natural Gas Co., 3.40%, 10/16/2051(b)	1,143,000	1,197,575
ONEOK, Inc., 6.35%, 01/15/2031	659,000	838,428
Williams Cos., Inc. (The)
2.60%, 03/15/2031	1,993,000	1,999,432
3.50%, 10/15/2051(c)	1,079,000	1,105,701

		14,962,627

Other Diversified Financial Services-3.31%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
4.50%, 09/15/2023	442,000	468,591
1.75%, 01/30/2026(c)	1,396,000	1,374,080
2.45%, 10/29/2026	3,522,000	3,556,358
3.00%, 10/29/2028	2,404,000	2,441,943
3.30%, 01/30/2032	1,982,000	2,022,649
3.40%, 10/29/2033	1,837,000	1,876,882
3.85%, 10/29/2041	2,215,000	2,301,328
AMC East Communities LLC, 6.01%, 01/15/2053(b)	187,985	235,629
Aragvi Finance International DAC (Moldova), 8.45%, 04/29/2026(b)	886,000	916,228

	Principal Amount	Value
Other Diversified Financial Services-(continued)
Avolon Holdings Funding Ltd. (Ireland)
2.13%, 02/21/2026(b)	$467,000	$461,902
4.25%, 04/15/2026(b)	249,000	267,727
2.75%, 02/21/2028(b)	493,000	488,392
Blackstone Holdings Finance Co. LLC
1.60%, 03/30/2031(b)	466,000	438,972
2.80%, 09/30/2050(b)	214,000	209,632
Blackstone Private Credit Fund
1.75%, 09/15/2024(b)	833,000	825,497
2.63%, 12/15/2026(b)	3,606,000	3,545,563
Blackstone Secured Lending Fund
2.75%, 09/16/2026	1,384,000	1,397,603
2.13%, 02/15/2027(b)(c)	1,198,000	1,172,503
2.85%, 09/30/2028(b)	799,000	784,687
Blue Owl Finance LLC, 3.13%, 06/10/2031(b)	1,534,000	1,510,302
KKR Group Finance Co. VIII LLC, 3.50%, 08/25/2050(b)	187,000	200,151
LSEGA Financing PLC (United Kingdom)
1.38%, 04/06/2026(b)	729,000	719,071
2.00%, 04/06/2028(b)	677,000	674,311
2.50%, 04/06/2031(b)	352,000	355,815
3.20%, 04/06/2041(b)	559,000	578,276
Mid-Atlantic Military Family Communities LLC, 5.30%, 08/01/2050(b)	223,261	236,525
Pacific Beacon LLC
5.38%, 07/15/2026(b)	70,688	75,031
5.51%, 07/15/2036(b)	500,000	576,147
Pershing Square Holdings Ltd. (Guernsey)
3.25%, 11/15/2030(b)	1,000,000	1,008,911
3.25%, 10/01/2031(b)	2,300,000	2,292,307

		33,013,013

Packaged Foods & Meats-0.63%
General Mills, Inc., 2.25%, 10/14/2031	644,000	640,791
JBS Finance Luxembourg S.a.r.l., 3.63%, 01/15/2032(b)(c)	924,000	913,531
JDE Peet’s N.V. (Netherlands)
1.38%, 01/15/2027(b)	1,538,000	1,502,543
2.25%, 09/24/2031(b)	651,000	636,576
Minerva Luxembourg S.A. (Brazil), 4.38%, 03/18/2031(b)	2,693,000	2,563,601

		6,257,042

Paper Packaging-0.52%
Berry Global, Inc.
0.95%, 02/15/2024	1,345,000	1,337,986
4.88%, 07/15/2026(b)	1,267,000	1,328,766
1.65%, 01/15/2027	1,302,000	1,276,507
Cascades, Inc./Cascades USA, Inc. (Canada), 5.38%, 01/15/2028(b)	362,000	379,195
Sealed Air Corp., 1.57%, 10/15/2026(b) .	846,000	832,624

		5,155,078

Paper Products-0.20%
Suzano Austria GmbH (Brazil)
2.50%, 09/15/2028	489,000	463,328
3.13%, 01/15/2032(c)	1,667,000	1,575,923

		2,039,251

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2021

	Principal Amount	Value
Pharmaceuticals-0.15%
AdaptHealth LLC, 4.63%, 08/01/2029(b)(c)	$395,000	$391,544
Mayo Clinic, Series 2021, 3.20%, 11/15/2061	613,000	684,586
Royalty Pharma PLC, 2.15%, 09/02/2031(c)	471,000	448,629

		1,524,759

Property & Casualty Insurance-0.37%
Fidelity National Financial, Inc.
3.40%, 06/15/2030	197,000	210,074
2.45%, 03/15/2031	337,000	334,625
3.20%, 09/17/2051	513,000	500,049
First American Financial Corp.
4.30%, 02/01/2023	172,000	178,800
2.40%, 08/15/2031	883,000	858,411
W.R. Berkley Corp.
4.00%, 05/12/2050	172,000	200,419
3.55%, 03/30/2052	544,000	594,464
3.15%, 09/30/2061	865,000	843,743

		3,720,585

Railroads-0.76%
CSX Corp., 6.15%, 05/01/2037	4,732,000	6,647,965
Empresa de los Ferrocarriles del Estado (Chile), 3.83%, 09/14/2061(b)(c)	976,000	945,144

		7,593,109

Real Estate Development-1.38%
Agile Group Holdings Ltd. (China)
5.75%, 01/02/2025(b)(c)	208,000	166,484
5.50%, 04/21/2025(b)(c)	874,000	692,519
6.05%, 10/13/2025(b)(c)	488,000	383,119
5.50%, 05/17/2026(b)(c)	425,000	331,247
Arabian Centres Sukuk II Ltd. (Saudi Arabia), 5.63%, 10/07/2026(b)	1,483,000	1,549,468
Country Garden Holdings Co. Ltd. (China)
7.13%, 01/27/2022(b)	354,000	355,589
4.75%, 07/25/2022(b)	1,000,000	996,854
3.13%, 10/22/2025(b)	2,500,000	2,331,275
Essential Properties L.P., 2.95%, 07/15/2031	683,000	682,071
Greentown China Holdings Ltd. (China), 4.70%, 04/29/2025(b)	962,000	933,939
Logan Group Co. Ltd. (China)
7.50%, 08/25/2022(b)	200,000	196,832
4.25%, 07/12/2025(b)(c)	725,000	655,852
4.50%, 01/13/2028(b)	250,000	221,914
Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	213,000	217,818
Shimao Group Holdings Ltd. (China), 4.75%, 07/03/2022(b)	553,000	536,333
Sino-Ocean Land Treasure Finance I Ltd. (China), 6.00%, 07/30/2024(b)	2,300,000	2,362,558
Sino-Ocean Land Treasure IV Ltd. (China)
5.25%, 04/30/2022(b)	356,000	357,064
3.25%, 05/05/2026(b)	812,000	738,607

		13,709,543

	Principal Amount	Value
Real Estate Operating Companies-0.05%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada), 2.50%, 10/15/2031(b)	$501,000	$502,739

Regional Banks-1.34%
Citizens Financial Group, Inc.
4.30%, 12/03/2025	1,773,000	1,949,748
2.50%, 02/06/2030	231,000	234,282
Series G, 4.00%(d)(e)	1,750,000	1,767,500
Fifth Third Bancorp
2.38%, 01/28/2025	273,000	281,887
2.55%, 05/05/2027	166,000	172,535
Huntington Bancshares, Inc., 2.49%, 08/15/2036(b)(d)	747,000	730,924
KeyCorp, 2.25%, 04/06/2027	336,000	344,138
M&T Bank Corp., 3.50%(c)(d)(e)	870,000	856,950
SVB Financial Group
2.10%, 05/15/2028	488,000	489,915
1.80%, 02/02/2031(c)	645,000	616,610
Series C, 4.00%(c)(d)(e)	1,880,000	1,884,606
Series D, 4.25%(d)(e)	2,373,000	2,384,568
Series E, 4.70%(d)(e)	1,593,000	1,624,661

		13,338,324

Reinsurance-0.33%
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	339,000	340,187
Global Atlantic Fin Co.
4.40%, 10/15/2029(b)	362,000	395,196
3.13%, 06/15/2031(b)	580,000	582,804
4.70%, 10/15/2051(b)(c)(d)	1,948,000	2,008,276

		3,326,463

Renewable Electricity-0.12%
Adani Green Energy Ltd. (India), 4.38%, 09/08/2024(b)	1,198,000	1,214,295

Residential REITs-0.24%
American Homes 4 Rent L.P.
2.38%, 07/15/2031	231,000	227,795
3.38%, 07/15/2051	227,000	233,772
Mid-America Apartments L.P., 2.88%, 09/15/2051	238,000	234,883
Spirit Realty L.P.
2.10%, 03/15/2028	273,000	268,287
3.40%, 01/15/2030	176,000	185,278
2.70%, 02/15/2032	274,000	270,872
Sun Communities Operating L.P.
2.30%, 11/01/2028	401,000	398,323
2.70%, 07/15/2031	287,000	289,050
VEREIT Operating Partnership L.P.,
2.20%, 06/15/2028	237,000	238,022

		2,346,282

Restaurants-0.09%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(b)(c)	882,000	855,531

Retail REITs-0.48%
Agree L.P.
2.00%, 06/15/2028	371,000	364,650
2.60%, 06/15/2033	485,000	479,276

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2021

	Principal Amount	Value
Retail REITs-(continued)
Kimco Realty Corp.
1.90%, 03/01/2028	$368,000	$362,937
2.70%, 10/01/2030	189,000	194,390
2.25%, 12/01/2031	1,135,000	1,107,664
National Retail Properties, Inc., 3.50%, 04/15/2051	543,000	579,477
Realty Income Corp., 3.25%, 01/15/2031	244,000	263,029
Retail Properties of America, Inc., 4.75%, 09/15/2030	210,000	230,751
Simon Property Group L.P., 1.38%, 01/15/2027(c)	1,183,000	1,163,166

		4,745,340

Semiconductors-0.63%
Broadcom, Inc.
2.45%, 02/15/2031(b)	365,000	353,765
4.30%, 11/15/2032	386,000	430,439
3.42%, 04/15/2033(b)	290,000	299,631
3.47%, 04/15/2034(b)	1,640,000	1,695,244
3.19%, 11/15/2036(b)	428,000	421,778
Marvell Technology, Inc., 2.95%,
04/15/2031	1,054,000	1,076,945
Micron Technology, Inc.
4.98%, 02/06/2026	33,000	37,135
4.19%, 02/15/2027	148,000	163,334
2.70%, 04/15/2032	792,000	791,656
3.37%, 11/01/2041	537,000	537,529
Skyworks Solutions, Inc.
1.80%, 06/01/2026	160,000	160,281
3.00%, 06/01/2031	325,000	329,284

		6,297,021

Soft Drinks-0.07%
Coca-Cola Europacific Partners PLC (United Kingdom), 1.50%, 01/15/2027(b)(c)	698,000	690,128

Sovereign Debt-3.16%
Brazilian Government International Bond (Brazil), 3.75%, 09/12/2031(c)	2,785,000	2,545,490
China Government International Bond (China), 2.50%, 10/26/2051(b)	5,313,000	5,438,128
Dominican Republic International Bond (Dominican Republic), 5.30%, 01/21/2041(b)	560,000	555,806
Egypt Government International Bond (Egypt)
5.25%, 10/06/2025(b)	893,000	899,680
3.88%, 02/16/2026(b)(c)	842,000	786,192
5.88%, 02/16/2031(b)(c)	689,000	624,063
Ghana Government International Bond (Ghana), 7.75%, 04/07/2029(b)	1,119,000	1,000,019
Guatemala Government Bond (Guatemala)
3.70%, 10/07/2033(b)	3,623,000	3,617,113
4.65%, 10/07/2041(b)	1,764,000	1,803,690
Indonesia Government International Bond (Indonesia), 3.20%, 09/23/2061	2,060,000	1,936,354

	Principal Amount	Value
Sovereign Debt-(continued)
Morocco Government International Bond (Morocco)
2.38%, 12/15/2027(b)	$310,000	$304,220
4.00%, 12/15/2050(b)	365,000	329,400
Oman Government International Bond (Oman)
4.88%, 02/01/2025(b)	245,000	256,033
6.25%, 01/25/2031(b)	795,000	862,078
7.00%, 01/25/2051(b)	295,000	308,563
Paraguay Government International Bond (Paraguay), 5.40%, 03/30/2050(b)	1,200,000	1,362,000
Perusahaan Penerbit SBSN Indonesia III (Indonesia), 3.55%, 06/09/2051(b)(c)	1,886,000	1,889,489
Qatar Government International Bond (Qatar), 3.38%, 03/14/2024(b)	200,000	211,403
Turkey Government International Bond (Turkey)
5.60%, 11/14/2024	2,500,000	2,523,197
4.75%, 01/26/2026	1,065,000	1,022,943
UAE International Government Bond (United Arab Emirates)
2.00%, 10/19/2031(b)	733,000	721,163
2.88%, 10/19/2041(b)(c)	1,108,000	1,092,160
3.25%, 10/19/2061(b)	1,390,000	1,405,061

		31,494,245

Specialized Finance-0.10%
Mitsubishi HC Capital, Inc. (Japan), 3.64%, 04/13/2025(b)(c)	894,000	952,047

Specialized REITs-0.92%
American Tower Corp.
2.70%, 04/15/2031	1,028,000	1,047,951
3.10%, 06/15/2050	368,000	365,113
2.95%, 01/15/2051	871,000	843,347
Crown Castle International Corp., 2.50%, 07/15/2031	1,284,000	1,274,699
Extra Space Storage L.P.
2.55%, 06/01/2031	447,000	445,806
2.35%, 03/15/2032	1,270,000	1,238,142
Life Storage L.P., 2.40%, 10/15/2031	1,105,000	1,092,507
SBA Communications Corp.
3.88%, 02/15/2027(c)	1,407,000	1,452,770
3.13%, 02/01/2029(b)	1,421,000	1,365,936

		9,126,271

Specialty Chemicals-0.77%
Braskem Idesa S.A.P.I. (Mexico)
7.45%, 11/15/2029(b)	289,000	307,063
6.99%, 02/20/2032(b)(c)	2,162,000	2,216,050
Sasol Financing USA LLC (South Africa)
4.38%, 09/18/2026	1,785,000	1,816,327
5.50%, 03/18/2031	3,250,000	3,342,787

		7,682,227

Systems Software-0.28%
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029	1,665,000	1,646,269

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2021

	Principal Amount	Value
Systems Software-(continued)
Oracle Corp., 3.60%, 04/01/2050	$484,000	$494,312
VMware, Inc., 2.20%, 08/15/2031	626,000	609,997

		2,750,578

Technology Hardware, Storage & Peripherals-0.18%
Apple, Inc.
2.65%, 05/11/2050	332,000	328,101
2.80%, 02/08/2061	1,485,000	1,469,684

		1,797,785

Thrifts & Mortgage Finance-0.62%
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.
2.88%, 10/15/2026(b)	2,886,000	2,865,308
4.00%, 10/15/2033(b)	3,333,000	3,287,021

		6,152,329

Trading Companies & Distributors-0.03%
Aircastle Ltd., 4.40%, 09/25/2023	267,000	282,822

Trucking-0.95%
Aviation Capital Group LLC, 4.13%, 08/01/2025(b)	53,000	56,656
SMBC Aviation Capital Finance DAC (Ireland)
4.13%, 07/15/2023(b)	204,000	214,598
1.90%, 10/15/2026(b)	844,000	841,068
Triton Container International Ltd. (Bermuda)
1.15%, 06/07/2024(b)	257,000	255,197
2.05%, 04/15/2026(b)	1,118,000	1,113,893
3.15%, 06/15/2031(b)	4,818,000	4,879,867
Uber Technologies, Inc., 4.50%, 08/15/2029(b)	2,128,000	2,145,662

		9,506,941

Wireless Telecommunication Services-1.04%
Empresa Nacional de Telecomunicaciones S.A. (Chile), 3.05%, 09/14/2032(b)(c)	542,000	529,778
T-Mobile USA, Inc.
2.25%, 02/15/2026(b)	1,000,000	1,007,500
2.63%, 04/15/2026	1,018,000	1,034,675
3.40%, 10/15/2052(b)	1,686,000	1,673,664
VEON Holdings B.V. (Netherlands), 3.38%, 11/25/2027(b)	1,510,000	1,514,870
Vodafone Group PLC (United Kingdom)
3.25%, 06/04/2081(c)(d)	691,000	692,189
4.13%, 06/04/2081(c)(d)	1,043,000	1,038,160
5.13%, 06/04/2081(d)	1,195,000	1,225,604
Xiaomi Best Time International Ltd. (China)
2.88%, 07/14/2031(b)	1,062,000	1,054,504
4.10%, 07/14/2051(b)(c)	539,000	553,803

		10,324,747

Total U.S. Dollar Denominated Bonds & Notes (Cost $532,032,512)		534,181,319

Asset-Backed Securities-21.12%
AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(b)	4,460,000	4,391,258

	Principal Amount	Value
Angel Oak Mortgage Trust
Series 2020-1, Class A1, 2.16%, 12/25/2059(b)(h)	$180,236	$181,067
Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(h)	533,703	537,306
Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(h)	2,002,633	1,996,975
Angel Oak Mortgage Trust LLC, Series 2020-5, Class A1, 1.37%, 05/25/2065(b)(h)	696,403	699,435
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2017-2A, Class AR2, 1.30% (3 mo. USD LIBOR + 1.18%), 07/25/2034(b)(f)	3,000,000	3,003,579
Banc of America Merrill Lynch Large Loan, Inc., Series 2015-200P, Class A, 3.22%, 04/14/2033(b)	10,000,000	10,532,310
Bayview MSR Opportunity Master Fund Trust
Series 2021-4, Class A3, 3.00%, 10/25/2051(b)(h)	2,034,227	2,101,020
Series 2021-4, Class A4, 2.50%, 10/25/2051(b)(h)	2,034,227	2,048,412
Series 2021-4, Class A8, 2.50%, 10/25/2051(b)(h)	2,025,302	2,058,456
Series 2021-5, Class A1, 3.00%, 11/25/2051(b)(h)	2,248,000	2,313,596
Series 2021-5, Class A2, 2.50%, 11/25/2051(b)(h)	2,743,067	2,775,427
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE9, Class 2A, 0.23% (1 mo. USD LIBOR + 0.14%), 11/25/2036(f)	204,505	202,279
Benchmark Mortgage Trust
Series 2018-B3, Class C, 4.56%, 04/10/2051(h)	2,500,000	2,733,931
Series 2019-B14, Class A5, 3.05%, 12/15/2062	2,000,000	2,139,326
Series 2019-B14, Class C, 3.78%, 12/15/2062(h)	930,000	982,365
Series 2019-B15, Class B, 3.56%, 12/15/2072	2,000,000	2,141,366
Series 2019-B9, Class C, 4.97%, 03/15/2052(h)	3,369,000	3,824,969
Series 2020-B17, Class C, 3.37%, 03/15/2053(h)	3,000,000	3,085,820
Bravo Residential Funding Trust, Series 2021-NQM2, Class A2, 1.28%, 03/25/2060(b)(h)	3,739,221	3,735,267
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(h)	1,138,675	1,137,606
BX Commercial Mortgage Trust
Series 2021-VOLT, Class C, 1.19% (1 mo. USD LIBOR + 1.10%), 09/15/2036(b)(f)	3,005,000	2,982,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2021

	Principal Amount	Value
Series 2021-VOLT, Class D, 1.74% (1 mo. USD LIBOR + 1.65%), 09/15/2036(b)(f)	$8,799,000	$8,814,558
Series 2021-XL2, Class B, 1.10% (1 mo. USD LIBOR + 1.00%), 10/15/2036(b)(f)	790,000	787,430
BX Trust, Series 2021-LGCY, Class B, 0.96% (1 mo. USD LIBOR + 0.86%), 10/15/2023(b)(f)	10,000,000	9,923,443
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(b)(h)	142,503	145,354
CIFC Funding Ltd. (Cayman Islands), Series 2014-5A, Class A1R2, 1.32% (3 mo. USD LIBOR + 1.20%), 10/17/2031(b)(f)	1,281,000	1,281,576
Citigroup Commercial Mortgage Trust
Series 2013-GC11, Class D, 4.42%, 04/10/2046(b)(h)	1,650,000	1,685,628
Series 2014-GC23, Class B, 4.18%, 07/10/2047(h)	184,000	195,838
Citigroup Mortgage Loan Trust, Inc.
Series 2019-IMC1, Class A1, 2.72%, 07/25/2049(b)(h)	91,367	92,076
Series 2021-INV3, Class A3, 2.50%, 05/25/2051(b)(h)	2,145,000	2,136,248
COLT Mortgage Loan Trust
Series 2020-1, Class A1, 2.49%, 02/25/2050(b)(h)	961,104	961,686
Series 2020-1R, Class A1, 1.26%, 09/25/2065(b)(h)	213,223	213,917
Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(h)	182,179	183,054
Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A1, 1.62%, 04/25/2065(b)(i)	389,468	390,693
Credit Suisse Mortgage Capital Trust
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(b)(h)	939,903	936,999
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(b)(h)	466,856	465,668
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	1,459,000	1,500,213
Deephaven Residential Mortgage Trust, Series 2019-4A, Class A1, 2.79%, 10/25/2059(b)(h)	709,143	710,808
Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.67%, 10/25/2049(b)	1,965,000	2,120,607
Dryden 93 CLO Ltd. (Cayman Islands), Series 2021-93A, Class A1A, 0.00% (3 mo. USD LIBOR + 1.08%), 01/15/2034(b)(f)	532,495	532,870
DT Auto Owner Trust
Series 2019-3A, Class C, 2.74%, 04/15/2025(b)	122,314	123,398
Series 2019-3A, Class D, 2.96%, 04/15/2025(b)	214,000	219,630

	Principal Amount	Value
Ellington Financial Mortgage Trust
Series 2019-2, Class A1, 2.74%, 11/25/2059(b)(h)	$432,412	$437,719
Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(h)	100,829	101,451
Series 2021-1, Class A1, 0.80%, 02/25/2066(b)(h)	585,590	583,119
Extended Stay America Trust, Series 2021-ESH, Class B, 1.47% (1 mo. USD LIBOR + 1.38%), 07/15/2038(b)(f)	691,403	692,881
Flagstar Mortgage Trust
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(b)(h)	3,540,000	3,613,151
Series 2021-8INV, Class A6, 2.50%, 09/25/2051(b)(h)	1,303,763	1,332,330
FREMF Mortgage Trust, Series 2013-K29, Class X2A, IO, 0.13%, 05/25/2046(b)(j)	26,307,579	28,709
Galton Funding Mortgage Trust,
Series 2019-H1, Class A1, 2.66%, 10/25/2059(b)(h)	108,514	110,039
GCAT Trust
Series 2019-NQM2, Class A1, 2.86%, 09/25/2059(b)(i)	328,459	328,749
Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(b)(h)	547,589	554,273
GoldenTree Loan Management US CLO 1 Ltd. (Cayman Islands), Series 2021-9A, Class A, 1.20% (3 mo. USD LIBOR + 1.07%), 01/20/2033(b)(f)	4,000,000	4,002,952
Goldentree Loan Management US CLO 2 Ltd. (Cayman Islands), Series 2017-2A, Class AR, 0.00% (3 mo. USD LIBOR + 0.91%), 11/20/2030(b)(f)	2,362,000	2,363,179
Goldentree Loan Management US CLO 5 Ltd. (Cayman Islands), Series 2019-5A, Class AR, 1.20% (3 mo. USD LIBOR + 1.07%), 10/20/2032(b)(f)	5,000,000	5,002,985
Golub Capital Partners CLO 40A Ltd. (Cayman Islands), Series 2019-40A, Class AR, 1.21% (3 mo. USD LIBOR + 1.09%), 01/25/2032(b)(f)	8,000,000	8,003,712
GS Mortgage Securities Corp. Trust, Series 2017-STAY, Class C, 1.94% (1 mo. USD LIBOR + 1.85%), 07/15/2032(b)(f)	500,000	500,821
GS Mortgage Securities Trust
Series 2013-GC14, Class B, 4.74%, 08/10/2046(b)(h)	325,000	341,449
Series 2020-GC45, Class A5, 2.91%, 02/13/2053	1,560,000	1,653,860
Series 2020-GC47, Class A5, 2.38%, 05/12/2053	1,530,000	1,565,647
GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(b)(h)	4,881,325	4,981,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2021

	Principal Amount	Value
Hertz Vehicle Financing III L.P.
Series 2021-2A, Class A, 1.68%, 12/27/2027(b)	$539,000	$537,038
Series 2021-2A, Class B, 2.12%, 12/27/2027(b)	286,000	285,743
Hertz Vehicle Financing LLC
Series 2021-1A, Class A, 1.21%, 12/26/2025(b)	394,000	392,446
Series 2021-1A, Class B, 1.56%, 12/26/2025(b)	175,000	174,879
JPMDB Commercial Mortgage Securities Trust
Series 2020-COR7, Class A5, 2.18%, 05/13/2053	3,000,000	3,016,729
Series 2020-COR7, Class C, 3.73%, 05/13/2053(h)	2,908,000	3,111,389
KKR CLO 30 Ltd. (Cayman Islands), Series 30A, Class A1R, 0.00% (3 mo. USD LIBOR + 1.02%), 10/17/2031(b)(f)	5,000,000	5,002,500
Life Mortgage Trust
Series 2021-BMR, Class A, 0.79% (1 mo. USD LIBOR + 0.70%), 03/15/2038(b)(f)	1,830,000	1,830,072
Series 2021-BMR, Class B, 0.97% (1 mo. USD LIBOR + 0.88%), 03/15/2038(b)(f)	1,235,000	1,235,250
Series 2021-BMR, Class C, 1.19% (1 mo. USD LIBOR + 1.10%), 03/15/2038(b)(f)	500,000	500,178
Med Trust
Series 2021-MDLN, Class A, 1.05% (1 mo. USD LIBOR + 0.95%), 11/15/2026(b)(f)	1,360,000	1,360,000
Series 2021-MDLN, Class B, 1.55% (1 mo. USD LIBOR + 1.45%), 11/15/2026(b)(f)	2,204,000	2,204,000
Mello Mortgage Capital Acceptance Trust
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(b)(h)	1,255,227	1,278,611
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(b)(h)	1,300,647	1,331,386
MFRA Trust
Series 2021-AEI1, Class A3, 2.50%, 08/25/2051(b)(h)	1,510,000	1,522,619
Series 2021-AEI1, Class A4, 2.50%, 08/25/2051(b)(h)	1,900,000	1,934,039
MHP Commercial Mortgage Trust
Series 2021-STOR, Class A, 0.79% (1 mo. USD LIBOR + 0.70%), 07/15/2038(b)(f)	815,000	814,816
Series 2021-STOR, Class B, 0.99% (1 mo. USD LIBOR + 0.90%), 07/15/2038(b)(f)	615,000	614,978
MMAF Equipment Finance LLC, Series 2020-A, Class A5, 1.56%, 10/09/2042(b)	1,500,000	1,494,364
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class B, 4.53%, 10/15/2048(h)	1,032,000	1,122,179

	Principal Amount	Value
Morgan Stanley Capital I Trust, Series 2019-L3, Class AS, 3.49%, 11/15/2052	$1,580,000	$1,714,769
Motel Trust
Series 2021-MTL6, Class A, 0.99% (1 mo. USD LIBOR + 0.90%), 09/15/2038(b)(f)	7,045,000	7,055,846
Series 2021-MTL6, Class B, 1.29% (1 mo. USD LIBOR + 1.20%), 09/15/2038(b)(f)	225,000	225,159
Neuberger Berman Loan Advisers CLO 40 Ltd. (Cayman Islands), Series 2021-40A, Class A, 1.18% (3 mo. USD LIBOR + 1.06%), 04/16/2033(b)(f)	1,023,000	1,025,378
New Residential Mortgage Loan Trust
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(b)(h)	318,541	320,921
Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(b)(h)	996,301	1,002,950
Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(b)(h)	1,482,004	1,512,025
OCP CLO Ltd. (Cayman Islands)
Series 2017-13A, Class A1AR, 1.08% (3 mo. USD LIBOR + 0.96%), 07/15/2030(b)(f)	3,000,000	3,005,613
Series 2020-8RA, Class A1, 1.34% (3 mo. USD LIBOR + 1.22%), 01/17/2032(b)(f)	1,730,000	1,730,507
Octagon Investment Partners 31 LLC (Cayman Islands), Series 2017-1A, Class AR, 1.18% (3 mo. USD LIBOR + 1.05%), 07/20/2030(b)(f)	4,000,000	4,000,236
Octagon Investment Partners 49 Ltd. (Cayman Islands), Series 2020-5A, Class A1, 1.34% (3 mo. USD LIBOR + 1.22%), 01/15/2033(b)(f)	3,000,000	3,000,810
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/2054(b)	457,000	469,829
PPM CLO 3 Ltd. (Cayman Islands), Series 2019-3A, Class AR, 1.21% (3 mo. USD LIBOR + 1.09%), 04/17/2034(b)(f)	250,000	250,198
Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, 04/17/2037(b) .	870,000	874,892
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class AR2, 1.17% (3 mo. USD LIBOR + 1.04%), 02/20/2030(b)(f)	672,370	672,471
Residential Mortgage Loan Trust
Series 2019-3, Class A1, 2.63%, 09/25/2059(b)(h)	56,010	56,303
Series 2020-1, Class A1, 2.38%, 02/25/2024(b)(h)	144,071	145,383
Sonic Capital LLC
Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	1,609,007	1,693,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2021

	Principal Amount	Value
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	$1,838,467	$1,807,805
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)	1,878,433	1,860,235
Star Trust
Series 2021-1, Class A1, 1.22%, 05/25/2065(b)(h)	1,890,812	1,891,740
Series 2021-SFR1, Class B, 0.84% (1 mo. USD LIBOR + 0.75%), 04/17/2038(b)(f)	475,000	474,523
Series 2021-SFR1, Class C, 1.14% (1 mo. USD LIBOR + 1.05%), 04/17/2038(b)(f)	1,125,000	1,125,588
Series 2021-SFR1, Class D, 1.39% (1 mo. USD LIBOR + 1.30%), 04/17/2038(b)(f)	1,665,000	1,665,959
Starwood Mortgage Residential Trust
Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(h)	152,625	153,784
Series 2020-INV1, Class A1, 1.03%, 11/25/2055(b)(h)	1,314,927	1,312,062
Store Master Funding I-VII, Series 2016-1A, Class A2, 4.32%, 10/20/2046(b)	457,454	483,933
Taco Bell Funding LLC, Series 2016-1A, Class A23, 4.97%, 05/25/2046(b)	143,625	152,678
Taconic Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A1R, 1.13% (3 mo. USD LIBOR + 1.00%), 01/20/2029(b)(f)	958,000	962,756
Textainer Marine Containers VII Ltd. (China), Series 2021-2A, Class A, 2.23%, 04/20/2046(b)	1,545,600	1,551,409
Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(b)	1,139,499	1,108,404
Verus Securitization Trust
Series 2020-INV1, Class A1, 0.33%, 03/25/2060(b)(h)	150,592	151,519
Series 2021-1, Class A1B, 1.32%, 01/25/2066(b)(h)	1,883,285	1,878,029
Series 2021-2, Class A1, 1.03%, 02/25/2066(b)(h)	2,402,609	2,392,660
Series 2021-R1, Class A1, 0.82%, 10/25/2063(b)(h)	2,009,655	2,009,027
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	492,104	492,253
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class XA, IO, 1.43%, 01/15/2059(k)	1,509,834	74,072
Wendy’s Funding LLC, Series 2019-1A, Class A2II, 4.08%, 06/15/2049(b)	466,250	502,181
WFRBS Commercial Mortgage Trust, Series 2014-C23, Class B, 4.39%, 10/15/2057(h)	307,000	328,032
Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(b)	4,300,000	4,386,712

Total Asset-Backed Securities (Cost $210,470,870)		210,509,526

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities-9.66%
Collateralized Mortgage Obligations-0.74%
Fannie Mae Multifamily Connecticut Avenue Securities, Series 2019-01, Class M7, 1.79% (1 mo. USD LIBOR + 1.70%), 10/15/2049(b)(f)(l)	$1,307,459	$1,305,351
Freddie Mac Military Housing Bonds Resecuritization Trust Ctfs., Series 2015-R1, Class B1, 4.66%, 11/25/2055(b)(h)	933,562	1,113,014
Freddie Mac Multifamily Structured Pass-Through Ctfs.
Series 2013-K026, Class X1, IO, 0.94%, 11/25/2022(k)	4,802,469	37,731
Series 2013-K035, Class X1, IO, 0.33%, 08/25/2023(k)	7,727,317	43,189
Series 2014-K036, Class X1, IO, 0.77%, 10/25/2023(k)	5,659,662	71,133
Series 2014-K037, Class X1, IO, 0.94%, 01/25/2024(k)	6,013,398	106,225
Series 2015-K042, Class X1, IO, 1.03%, 12/25/2024(k)	4,220,776	121,375
Series 2017-K066, Class AM, 3.20%, 06/25/2027	250,000	273,039
Series 2017-KGX1, Class AFX, 3.00%, 10/25/2027	1,000,000	1,083,080
Series 2018-K074, Class AM, 3.60%, 02/25/2028	1,000,000	1,122,754
Series 2018-K154, Class A3, 3.46%, 11/25/2032	1,000,000	1,149,099
Series K038, Class X1, IO, 1.10%, 03/25/2024(k)	3,963,676	91,981
Seasoned Credit Risk Transfer Trust
Series 2017-3, Class HT, 3.25%, 07/25/2056(i)	310,772	331,864
Series 2017-4, Class HT, 3.25%, 06/25/2057(i)	510,788	541,261

		7,391,096

Federal Home Loan Mortgage Corp. (FHLMC)-0.43%
0.00%, 12/14/2029(m)	150,000	130,860
3.55%, 10/01/2033	475,888	525,735
3.00%, 10/01/2034	386,408	406,633
4.00%, 11/01/2048 to 07/01/2049	380,388	408,467
3.50%, 08/01/2049	2,616,184	2,792,866

		4,264,561

Federal National Mortgage Association (FNMA)-1.50%
2.86%, 09/01/2029	499,327	541,169
2.99%, 09/01/2029	500,000	543,567
2.82%, 10/01/2029	500,000	540,643
3.05%, 10/01/2029	500,000	538,124
2.90%, 11/01/2029	500,000	540,819
3.08%, 10/01/2032	750,000	826,468
3.24%, 11/01/2032	466,313	510,858
3.31%, 01/01/2033	1,000,000	1,118,198
2.50%, 10/01/2034 to 12/01/2034	2,899,210	3,035,026
3.50%, 05/01/2047 to 06/01/2047	2,252,654	2,419,598

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2021

	Principal Amount	Value
Federal National Mortgage Association (FNMA)-(continued)
4.00%, 11/01/2047	$124,270	$134,006
3.00%, 09/01/2049 to 10/01/2049	4,011,030	4,246,826

		14,995,302

Government National Mortgage Association (GNMA)-1.24%
4.00%, 07/20/2049	77,503	82,208
TBA, 2.00%, 11/01/2051(n)	6,645,000	6,726,505
TBA, 2.50%, 11/01/2051(n)	5,400,000	5,551,031

		12,359,744

Thrifts & Mortgage Finance-5.75%
Uniform Mortgage Backed Securities TBA, 1.50%, 11/01/2036(n)	8,760,000	8,812,012
TBA, 2.00%, 11/01/36 to 11/01/51(n)	30,491,850	30,610,944
TBA, 2.50%, 11/01/2051(n)	17,400,000	17,870,344

		57,293,300

Total U.S. Government Sponsored Agency Mortgage- Backed Securities (Cost $94,941,798)		96,304,003

U.S. Treasury Securities-3.07%
U.S. Treasury Bills-0.30%(o)
0.05%, 02/17/2022(p)	2,976,000	2,975,531

U.S. Treasury Bonds-1.12%
1.75%, 08/15/2041	3,987,500	3,832,984
2.38%, 05/15/2051	6,709,700	7,365,993

		11,198,977

U.S. Treasury Notes-1.65%
0.88%, 09/30/2026(c)	10,235,000	10,088,272
1.25%, 09/30/2028	4,145,200	4,090,470
1.25%, 08/15/2031	2,328,500	2,264,466

		16,443,208

Total U.S. Treasury Securities (Cost $30,479,499)		30,617,716

	Shares
Preferred Stocks-0.66%
Asset Management & Custody Banks-0.03%
Bank of New York Mellon Corp. (The), Series G, Pfd., 4.70%, (d)	306,000	333,754

Diversified Banks-0.45%
Citigroup, Inc.
Series U, Pfd., 5.00%, (d)	1,414,000	1,465,781
Series W, Pfd., 4.00%, (c)(d)	817,000	836,404
JPMorgan Chase & Co., Series I, Pfd., 3.60% (3 mo. USD LIBOR + 3.47%),(f)	1,762,000	1,766,396
Wells Fargo & Co., Class A, Series L, Conv. Pfd., 7.50%,	266	404,312

		4,472,893

Integrated Telecommunication Services-0.06%
AT&T, Inc., Series B, Pfd., 2.88%, (d)	500,000	580,866

Investment Banking & Brokerage-0.05%
Charles Schwab Corp. (The), Series H, Pfd., 4.00%, (d)	485,000	492,881

	Shares	Value
Life & Health Insurance-0.03%
MetLife, Inc., Series G, Pfd., 3.85%, (c)(d) .	300,000	$312,000

Other Diversified Financial Services-0.04%
Equitable Holdings, Inc., Series B, Pfd., 4.95%, (c)(d)	318,000	342,645

Total Preferred Stocks (Cost $6,305,607)		6,535,039

	Principal Amount
U.S. Government Sponsored Agency Securities-0.31%
Fannie Mae STRIPS
0.00%, 05/15/2029(m)	$450,000	398,710
0.00%, 01/15/2030(m)	1,300,000	1,125,918
0.00%, 05/15/2030(m)	850,000	734,192
Freddie Mac STRIPS, 0.00%, 09/15/2030(m)	350,000	299,003
Tennessee Valley Authority
5.38%, 04/01/2056(c)	100,000	166,128
4.25%, 09/15/2065	250,000	360,921

Total U.S. Government Sponsored Agency Securities (Cost $2,468,472)		3,084,872

Municipal Obligations-0.30%
California State University
Series 2021 B, Ref. RB, 2.72%, 11/01/2052	695,000	697,038
Series 2021 B, Ref. RB, 2.94%, 11/01/2052	1,040,000	1,044,107
Illinois (State of), Series 2010-1, GO Bonds, (INS - AGM), 6.63%, 02/01/2035(q)	200,000	253,634
Los Angeles (City of), CA Department of Water & Power, Series 2010, RB, 6.57%, 07/01/2045	255,000	415,911
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB, 3.03%, 08/15/2041	580,000	583,065

Total Municipal Obligations(r) (Cost $2,908,384)		2,993,755

Agency Credit Risk Transfer Notes-0.13%
Fannie Mae Connecticut Avenue Securities
Series 2018-C05, Class 1M2, 2.44% (1 mo. USD LIBOR + 2.35%), 01/25/2031(f)(l)	105,090	106,487
Series 2019-R03, Class 1M2, 2.24% (1 mo. USD LIBOR + 2.15%), 09/25/2031(b)(f)(l)	58,697	59,026
Series 2019-R06, Class 2M2, 2.19% (1 mo. USD LIBOR + 2.10%), 09/25/2039(b)(f)(l)	66,764	66,948

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2021

	Principal Amount		Value
Freddie Mac
Series 2016-DNA4, Class M3, STACR® , 3.89% (1 mo. USD LIBOR + 3.80%), 03/25/2029(f)(s)		$ 208,187	$215,474
Series 2020-DNA5, Class M2, STACR® , 2.85% (30 Day Average SOFR + 2.80%), 10/25/2050(b)(f)(s)		796,162	805,647

Total Agency Credit Risk Transfer Notes (Cost $1,247,684)			1,253,582

Non-U.S. Dollar Denominated Bonds & Notes-0.05%(t)
Movies & Entertainment-0.02%
Netflix, Inc., 3.88%, 11/15/2029(b)	EUR	100,000	140,098

Sovereign Debt-0.03%
Ukraine Government International Bond (Ukraine), 4.38%, 01/27/2030(b)	EUR	309,000	333,924

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $454,258)			474,022

	Shares
Options Purchased-0.16%
(Cost $1,606,455)†			1,611,017

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-89.06% (Cost $882,915,539)			887,564,851

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
Conv.	-Convertible
Ctfs.	-Certificates
EUR	-Euro
GO	-General Obligation
INS	-Insurer
IO	-Interest Only
LIBOR	-London Interbank Offered Rate
Pfd.	-Preferred
RB	-Revenue Bonds
Ref.	-Refunding
REIT	-Real Estate Investment Trust
SOFR	-Secured Overnight Financing Rate
STRIPS	-Separately Traded Registered Interest and Principal Security
TBA	-To Be Announced
USD	-U.S. Dollar

	Principal Amount	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-7.17%
Invesco Private Government Fund, 0.02%(u)(v)(w)	21,439,698	$21,439,698
Invesco Private Prime Fund, 0.11%(u)(v)(w)	50,005,960	50,025,963

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $71,465,660)		71,465,661

TOTAL INVESTMENTS IN SECURITIES-96.23% (Cost $954,381,199)		959,030,512
OTHER ASSETS LESS LIABILITIES-3.77%		37,576,097

NET ASSETS-100.00%		$996,606,609

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $453,798,624, which represented 45.53% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2021.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(h)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2021.

(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(j)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(k)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2021.

(l)	CAS notes are bonds issued by Fannie Mae. The amount of periodic principal and ultimate principal paid by Fannie Mae is determined by the performance of a large and diverse reference pool.
(m)	Denotes a zero coupon security issued at a substantial discount from its value at maturity.
(n)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 2J.
(o)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(p)	$2,975,531 was pledged as collateral to cover margin requirements for open futures contracts. See Note 2P.
(q)	Principal and/or interest payments are secured by the bond insurance company listed.
(r)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations. No concentration of any single entity was greater than 5% each.

(s)

Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.

(t)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(u)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	October 31, 2020	at Cost	from Sales	Appreciation	Gain	October 31, 2021	Income
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$7,969,602	$648,918,972	$(635,448,876)	$-	$-	$21,439,698	$3,593	*

Invesco Private Prime Fund	11,954,402	1,076,344,015	(1,038,272,517)	1	62	50,025,963	43,445	*

Total	$19,924,004	$1,725,262,987	$(1,673,721,393)	$1	$62	$71,465,661	$47,038

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(v)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(w)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.
†	The table below details options purchased.

Open Exchange-Traded Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Equity Risk
Energy Select Sector SPDR Fund	Call	06/17/2022	760	$57	$4,332,000	$397,100
Microsoft Corp.	Call	06/17/2022	8	325	2,600	23,600
Alphabet, Inc., Class C	Call	06/17/2022	1	3,050	3,050	20,955

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2021

Open Exchange-Traded Equity Options Purchased–(continued)
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Apple, Inc.	Call	06/17/2022	4	$160	$640	$3,470

Total Exchange-Traded Equity Options Purchased						$445,125

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Equity Risk
S&P 500 Index	Call	05/20/2022	30	$4,600	$13,800,000	$687,600

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Equity Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Equity Risk
Energy Select Sector SPDR Fund	Call	06/17/2022	760	$70	$(5,320,000)	$(110,580)

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price	Notional Value	Value
Currency Risk
USD versus JPY	Call	Goldman Sachs International	01/18/2022	USD 114	JPY 19,700,000	$222,654

Subtotal – Foreign Currency Call Options Purchased						222,654

Currency Risk
USD versus JPY	Put	Goldman Sachs International	01/18/2022	USD 114	JPY 19,700,000	255,638

Subtotal – Foreign Currency Put Options Purchased						255,638

Total Foreign Currency Options Purchased						$478,292

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price	Notional Value	Value
Currency Risk
USD versus JPY	Call	Goldman Sachs International	01/18/2022	USD 119	JPY(19,700,000)	$(28,214)

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	470	December-2021	$103,047,500	$(441,551)	$(441,551)
U.S. Treasury Long Bonds	144	December-2021	23,161,500	278,276	278,276
U.S. Treasury Ultra Bonds	136	December-2021	26,711,250	556,857	556,857
U.S. Treasury 5 Year Notes	493	December-2021	60,022,750	(33,017)	(33,017)

Subtotal–Long Futures Contracts				360,565	360,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2021

Open Futures Contracts–(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Notes	433	December-2021	$(56,594,453)	$321,189	$ 321,189
U.S. Treasury 10 Year Ultra Notes	253	December-2021	(36,692,906)	600,780	600,780

Subtotal–Short Futures Contracts				921,969	921,969

Total Futures Contracts				$1,282,534	$1,282,534

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 36, Version 1	Buy	(5.00)%	Quarterly	06/20/2026	2.894%	USD 15,702,000	$(1,544,229)	$(1,472,572)	$71,657

(a)	Centrally cleared swap agreements collateralized by $2,778,305 cash held with the broker.
(b)

Implied credit spreads represent the current level, as of October 31, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Forward Foreign Currency Contracts
		Contract to		Unrealized Appreciation
Settlement Date	Counterparty	Deliver	Receive	(Depreciation)
Currency Risk
11/17/2021	RBC Capital Markets LLC	EUR 885,000	USD 1,039,212	$14,707

Subtotal–Appreciation				14,707

Currency Risk
1/20/2022	Virtu Financial BD LLC	JPY 228,160,000	USD 2,000,000	(3,107)

Subtotal–Depreciation				(3,107)

Total Forward Foreign Currency Contracts				$11,600

Abbreviations:

EUR-Euro

JPY-Japanese Yen

USD-U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco Ultra Short Duration ETF (GSY)

October 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-47.12%
Aerospace & Defense-0.07%
Boeing Co. (The), 1.17%, 02/04/2023	$2,046,000	$2,048,650

Agricultural & Farm Machinery-0.53%
B.A.T. Capital Corp. (United Kingdom), 2.76%, 08/15/2022(b)	12,685,000	12,878,136
John Deere Capital Corp., 1.20%, 04/06/2023	2,687,000	2,718,515

		15,596,651

Apparel, Accessories & Luxury Goods-0.12%
Ralph Lauren Corp., 1.70%, 06/15/2022	3,519,000	3,548,638

Application Software-0.17%
Intuit, Inc., 0.65%, 07/15/2023	5,000,000	5,007,121

Asset Management & Custody Banks-0.48%
Ares Capital Corp.
3.63%, 01/19/2022	6,750,000	6,776,662
3.50%, 02/10/2023	7,250,000	7,474,736

		14,251,398

Automobile Manufacturers-6.43%
BMW US Capital LLC (Germany)
3.80%, 04/06/2023(c)	10,000,000	10,449,682
0.75%, 08/12/2024(b)(c)	11,111,000	11,059,888
Daimler Finance North America LLC (Germany)
3.40%, 02/22/2022(c)	22,290,000	22,499,715
2.55%, 08/15/2022(c)	500,000	508,400
3.35%, 02/22/2023(c)	21,462,000	22,211,664
General Motors Financial Co., Inc.
1.70%, 08/18/2023	20,000,000	20,283,311
1.20%, 10/15/2024	8,824,000	8,789,330
Hyundai Capital America
1.25%, 09/18/2023(c)	12,730,000	12,789,892
0.88%, 06/14/2024(c)	10,526,000	10,412,339
1.00%, 09/17/2024(c)	8,721,000	8,637,278
Toyota Motor Credit Corp.
0.52% (3 mo. USD LIBOR + 0.40%), 05/17/2022(d)	12,260,000	12,283,936
0.50%, 08/14/2023	17,606,000	17,603,140
0.63%, 09/13/2024	20,000,000	19,849,234
Volkswagen Group of America Finance LLC (Germany)
2.70%, 09/26/2022(c)	6,385,000	6,511,676
3.13%, 05/12/2023(c)	5,091,000	5,267,927

		189,157,412

Biotechnology-1.80%
AbbVie, Inc.
0.59% (3 mo. USD LIBOR + 0.46%), 11/19/2021(d)	25,000,000	25,003,331
2.30%, 11/21/2022	8,000,000	8,141,009
Amgen, Inc., 2.65%, 05/11/2022	9,600,000	9,698,497
Gilead Sciences, Inc., 0.75%, 09/29/2023	10,000,000	9,989,916

		52,832,753

	Principal Amount	Value
Construction Machinery & Heavy Trucks-0.17%
Caterpillar Financial Services Corp., 0.35% (3 mo. USD LIBOR + 0.22%), 01/06/2022(d)	$4,938,000	$4,940,399

Consumer Finance-0.82%
Ally Financial, Inc., 1.45%, 10/02/2023	5,309,000	5,363,192
Capital One Financial Corp.
1.07% (3 mo. USD LIBOR + 0.95%), 03/09/2022(d)	10,000,000	10,022,798
2.60%, 05/11/2023	5,823,000	5,987,348
Synchrony Financial, 2.85%, 07/25/2022 .	2,566,000	2,605,609

		23,978,947

Data Processing & Outsourced Services-0.80%
Fidelity National Information Services, Inc., 0.38%, 03/01/2023	3,571,000	3,561,540
PayPal Holdings, Inc.
2.20%, 09/26/2022	10,105,000	10,272,231
1.35%, 06/01/2023	9,688,000	9,815,307

		23,649,078

Department Stores-0.20%
7-Eleven, Inc., 0.63%, 02/10/2023(c)	5,882,000	5,874,021

Diversified Banks-7.39%
Banco Santander S.A. (Spain), 0.70%, 06/30/2024(e)	13,600,000	13,565,197
Bank of America Corp., 3.30%, 01/11/2023	6,000,000	6,202,301
Banque Federative du Credit Mutuel S.A. (France), 0.65%, 02/27/2024(c)	7,955,000	7,893,629
BPCE S.A. (France)
1.35% (3 mo. USD LIBOR + 1.22%), 05/22/2022(c)(d)	12,000,000	12,079,607
5.15%, 07/21/2024(c)	5,040,000	5,520,192
Canadian Imperial Bank of Commerce (Canada)
0.45%, 06/22/2023	15,000,000	14,952,667
0.95%, 06/23/2023	17,045,000	17,126,837
0.50%, 12/14/2023	8,571,000	8,512,302
1.00%, 10/18/2024	12,500,000	12,450,263
Danske Bank A/S (Denmark), 2.70%, 03/02/2022(c)	9,000,000	9,068,389
Federation des Caisses Desjardins du Quebec (Canada), 0.70%, 05/21/2024(c)	9,868,000	9,790,062
Mizuho Financial Group, Inc. (Japan), 2.60%, 09/11/2022	6,500,000	6,621,212
National Australia Bank Ltd. (Australia), 0.83% (3 mo. USD LIBOR + 0.71%), 11/04/2021(c)(d)	12,000,000	12,000,500
National Bank of Canada (Canada), 0.90%, 08/15/2023(b)(e)	5,000,000	5,012,450
NatWest Markets PLC (United Kingdom), 3.63%, 09/29/2022(c)	17,600,000	18,108,951
Nordea Bank Abp (Finland), 1.00%, 06/09/2023(c)	7,407,000	7,466,427
Standard Chartered PLC (United Kingdom), 1.32%, 10/14/2023(c)(e)	3,787,000	3,804,361

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2021

	Principal Amount	Value
Diversified Banks-(continued)
Sumitomo Mitsui Financial Group, Inc. (Japan), 0.51%, 01/12/2024	$1,364,000	$1,352,887
Sumitomo Mitsui Trust Bank Ltd. (Japan)
0.80%, 09/12/2023(c)	11,102,000	11,121,441
0.80%, 09/16/2024(c)	10,221,000	10,138,426
Toronto-Dominion Bank (The) (Canada), 0.48% (3 mo. USD LIBOR + 0.35%), 07/22/2022(d)	10,000,000	10,021,012
UBS AG (Switzerland)
0.38%, 06/01/2023(c)	10,417,000	10,368,908
0.70%, 08/09/2024(c)	4,288,000	4,261,679

		217,439,700

Diversified Capital Markets-1.69%
Credit Suisse AG (Switzerland)
0.50% (SOFR + 0.45%), 02/04/2022(d)	15,000,000	15,013,411
1.00%, 05/05/2023	13,636,000	13,712,893
0.50%, 02/02/2024	14,000,000	13,888,295
Macquarie Group Ltd. (Australia), 1.20%, 10/14/2025(c)(e)	7,143,000	7,102,675

		49,717,274

Electric Utilities-1.88%
American Electric Power Co., Inc., Series M, 0.75%, 11/01/2023	3,797,000	3,790,165
Duke Energy Progress LLC, Series A, 0.30% (3 mo. USD LIBOR + 0.18%), 02/18/2022(d)	9,756,000	9,753,298
Florida Power & Light Co., 0.30% (SOFR + 0.25%), 05/10/2023(d)	13,043,000	13,044,047
NextEra Energy Capital Holdings, Inc., 0.59% (SOFR + 0.54%), 03/01/2023(d) .	3,704,000	3,719,195
Southern California Edison Co., Series D, 0.39% (3 mo. USD LIBOR + 0.27%), 12/03/2021(d)	11,245,000	11,246,751
Southern Co. (The), Series 21-A, 0.60%, 02/26/2024	9,524,000	9,445,876
Xcel Energy, Inc., 0.50%, 10/15/2023	4,372,000	4,355,263

		55,354,595

Fertilizers & Agricultural Chemicals-0.18%
Nutrien Ltd. (Canada), 1.90%, 05/13/2023	5,300,000	5,389,958

Financial Exchanges & Data-0.17%
Intercontinental Exchange, Inc., 0.70%, 06/15/2023	4,938,000	4,940,489

Gas Utilities-0.82%
Atmos Energy Corp., 0.50% (3 mo. USD LIBOR + 0.38%), 03/09/2023(d)	9,756,000	9,757,947
CenterPoint Energy Resources Corp., 0.62% (3 mo. USD LIBOR + 0.50%), 03/02/2023(d)	14,493,000	14,497,070

		24,255,017

Health Care Distributors-0.35%
AmerisourceBergen Corp., 0.74%, 03/15/2023	10,170,000	10,176,769

	Principal Amount	Value
Integrated Oil & Gas-1.15%
BP Capital Markets America, Inc., 3.22%, 11/28/2023	$7,495,000	$7,855,146
Exxon Mobil Corp., 1.57%, 04/15/2023	12,409,000	12,601,544
Shell International Finance B.V. (Netherlands), 0.38%, 09/15/2023	13,333,000	13,312,677

		33,769,367

Integrated Telecommunication Services-0.69%
AT&T, Inc., 0.69% (SOFR + 0.64%), 03/25/2024(d)	9,917,000	9,927,381
Verizon Communications, Inc., 0.55% (SOFR + 0.50%), 03/22/2024(d)	10,417,000	10,470,987

		20,398,368

Investment Banking & Brokerage-2.34%
Goldman Sachs Group, Inc. (The)
5.75%, 01/24/2022	15,517,000	15,709,668
0.48%, 01/27/2023	11,114,000	11,087,938
0.63%, 11/17/2023(e)	21,111,000	21,093,419
Morgan Stanley
3.13%, 01/23/2023	14,598,000	15,057,773
0.56%, 11/10/2023(e)	6,000,000	5,996,522

		68,945,320

Life & Health Insurance-4.56%
Athene Global Funding
2.80%, 05/26/2023(c)	17,500,000	18,078,720
1.20%, 10/13/2023(c)	14,974,000	15,101,134
0.95%, 01/08/2024(c)	5,000,000	4,996,632
0.75% (SOFR + 0.70%), 05/24/2024(c)(d)	9,750,000	9,803,994
Brighthouse Financial Global Funding, 0.60%, 06/28/2023(c)	3,255,000	3,248,519
GA Global Funding Trust
1.00%, 04/08/2024(c)	17,219,000	17,179,762
0.80%, 09/13/2024(c)	10,909,000	10,793,059
Jackson National Life Global Funding, 0.65% (SOFR + 0.60%), 01/06/2023(c)(d)	10,000,000	10,046,876
MassMutual Global Funding II, 0.41% (SOFR + 0.36%), 04/12/2024(c)(d)	15,022,000	15,102,248
MET Tower Global Funding, 0.60% (SOFR + 0.55%), 01/17/2023(c)(d)	10,000,000	10,048,464
New York Life Global Funding
0.56% (3 mo. USD LIBOR + 0.44%), 07/12/2022(c)(d)	7,407,000	7,430,984
1.10%, 05/05/2023(b)(c)	3,243,000	3,275,314
Principal Life Global Funding II, 0.50% (SOFR + 0.45%), 04/12/2024(c)(d)	5,882,000	5,904,574
Protective Life Global Funding, 0.63%, 10/13/2023(b)(c)	3,192,000	3,193,518

		134,203,798

Life Sciences Tools & Services-0.45%
Thermo Fisher Scientific, Inc., 0.80%, 10/18/2023	13,208,000	13,212,612

Managed Health Care-0.10%
Humana, Inc., 0.65%, 08/03/2023	2,917,000	2,915,404

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2021

	Principal Amount	Value
Multi-line Insurance-0.45%
Metropolitan Life Global Funding I
0.62% (SOFR + 0.57%), 01/13/2023(c)(d)	$3,749,000	$3,765,284
0.90%, 06/08/2023(c)	9,524,000	9,581,837

		13,347,121

Multi-Utilities-0.95%
Black Hills Corp., 1.04%, 08/23/2024	8,000,000	7,982,516
Consolidated Edison, Inc., Series A, 0.65%, 12/01/2023	12,195,000	12,172,641
Dominion Energy, Inc., Series D, 0.65% (3 mo. USD LIBOR + 0.53%), 09/15/2023(d)	7,692,000	7,697,579

		27,852,736

Oil & Gas Exploration & Production-0.64%
ConocoPhillips, 1.02% (3 mo. USD LIBOR + 0.90%), 05/15/2022(d)	11,853,000	11,899,934
Pioneer Natural Resources Co.
0.55%, 05/15/2023	3,509,000	3,500,717
0.75%, 01/15/2024	3,297,000	3,278,773

		18,679,424

Oil & Gas Refining & Marketing-1.00%
Phillips 66
4.30%, 04/01/2022	10,000,000	10,162,978
3.70%, 04/06/2023	12,500,000	13,027,505
0.90%, 02/15/2024	6,250,000	6,235,095

		29,425,578

Oil & Gas Storage & Transportation-0.97%
Enbridge, Inc. (Canada)
0.45% (SOFR + 0.40%), 02/17/2023(d)	3,571,000	3,579,138
4.00%, 10/01/2023(b)	15,000,000	15,783,137
Kinder Morgan Energy Partners L.P., 3.95%, 09/01/2022	2,000,000	2,040,707
ONEOK Partners L.P., 3.38%, 10/01/2022	6,998,000	7,118,168

		28,521,150

Other Diversified Financial Services-1.48%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 1.15%, 10/29/2023	23,684,000	23,693,683
AIG Global Funding
0.80%, 07/07/2023(c)	7,317,000	7,335,622
Series 2019-A2, Class A, 2.30%, 07/01/2022(c)	5,000,000	5,067,142
USAA Capital Corp., 0.50%, 05/01/2024(c)	7,500,000	7,444,731

		43,541,178

Packaged Foods & Meats-0.46%
Conagra Brands, Inc., 0.50%, 08/11/2023.	4,327,000	4,310,153
Mondelez International Holdings Netherlands B.V., 2.13%, 09/19/2022(c)	8,995,000	9,132,958

		13,443,111

Paper Products-0.51%
Georgia-Pacific LLC, 0.63%, 05/15/2024(c)	15,000,000	14,902,551

	Principal Amount	Value
Personal Products-0.13%
Unilever Capital Corp. (United Kingdom), 0.38%, 09/14/2023	$3,917,000	$3,905,622

Pharmaceuticals-1.84%
AstraZeneca PLC (United Kingdom), 0.30%, 05/26/2023	10,000,000	9,971,684
Bayer US Finance II LLC (Germany), 3.88%, 12/15/2023(c)	30,000,000	31,690,171
Bristol-Myers Squibb Co., 0.54%, 11/13/2023	12,500,000	12,494,720

		54,156,575

Regional Banks-1.34%
Fifth Third Bancorp, 3.65%, 01/25/2024	10,000,000	10,583,398
KeyBank N.A., 0.79% (3 mo. USD LIBOR + 0.66%), 02/01/2022(d)	18,038,000	18,068,312
Truist Bank, 0.71% (3 mo. USD LIBOR + 0.59%), 05/17/2022(d)	10,833,000	10,858,697

		39,510,407

Semiconductors-0.82%
NXP B.V./NXP Funding LLC (China), 4.63%, 06/01/2023(c)	22,725,000	24,057,806

Specialized REITs-0.64%
American Tower Corp., 2.25%, 01/15/2022	6,747,000	6,771,927
Crown Castle International Corp., 3.15%, 07/15/2023	11,626,000	12,083,850

		18,855,777

Systems Software-0.79%
VMware, Inc.
2.95%, 08/21/2022	14,864,000	15,115,773
0.60%, 08/15/2023	8,064,000	8,051,129

		23,166,902

Technology Hardware, Storage & Peripherals-0.24%
Apple, Inc., 0.75%, 05/11/2023	7,143,000	7,173,825

Thrifts & Mortgage Finance-0.41%
Nationwide Building Society (United Kingdom), 0.55%, 01/22/2024(c)	12,195,000	12,079,890

Trading Companies & Distributors-0.64%
Air Lease Corp.
3.50%, 01/15/2022	12,260,000	12,333,474
0.80%, 08/18/2024	6,650,000	6,543,614

		18,877,088

Trucking-0.45%
Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.90%, 02/01/2024(c)	12,577,000	13,316,504

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,384,976,329)		1,386,416,984

Asset-Backed Securities-13.92%
ABPCI Direct Lending Fund CLO II LLC (Cayman Islands), Series 2017-1A, Class A1R, 1.73% (3 mo. USD LIBOR + 1.60%), 04/20/2032(c)(d)	2,000,000	1,999,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2021

	Principal Amount	Value
Angel Oak Mortgage Trust
Series 2020-1, Class A1, 2.16%, 12/25/2059(c)(f)	$3,010,153	$3,024,022
Series 2021-3, Class A1, 1.07%, 05/25/2066(c)(f)	10,008,995	9,980,712
Angel Oak Mortgage Trust I LLC
Series 2019-1, Class A1, 3.92%, 11/25/2048(c)(f)	1,990,504	2,011,108
Series 2019-2, Class A1, 3.63%, 03/25/2049(c)(f)	1,861,869	1,880,795
Series 2019-4, Class A1, 2.99%, 07/26/2049(c)(f)	1,606,446	1,617,636
Angel Oak Mortgage Trust LLC, Series 2020-5, Class A1, 1.37%, 05/25/2065(c)(f)	5,231,395	5,254,171
Atrium XIII (Cayman Islands), Series 13A, Class A1, 1.30% (3 mo. USD LIBOR + 1.18%), 11/21/2030(c)(d)	3,000,000	3,004,512
Avery Point VI CLO Ltd. (Cayman Islands), Series 2015-6A, Class AR2, 1.02% (3 mo. USD LIBOR + 0.90%), 08/05/2027(c)(d)	7,249,839	7,250,571
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE9, Class 2A, 0.23% (1 mo. USD LIBOR + 0.14%), 11/25/2036(d)	1,227,029	1,213,675
BMW Vehicle Owner Trust, Series 2020-A, Class A2, 0.39%, 02/27/2023	265,936	265,987
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(c)(f)	8,489,079	8,481,108
CBAM Ltd. (Cayman Islands), Series 2018-5A, Class A, 1.14% (3 mo. USD LIBOR + 1.02%), 04/17/2031(c)(d)	6,250,000	6,252,113
Chesapeake Funding II LLC (Canada), Series 2018-3A, Class A1, 3.39%, 01/15/2031(c)	2,077,392	2,108,345
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, 1.44% (1 mo. USD LIBOR + 1.35%), 10/25/2037(c)(d)	955,781	964,537
COLT Mortgage Loan Trust
Series 2020-1, Class A1, 2.49%, 02/25/2050(c)(f)	2,878,446	2,880,189
Series 2020-1R, Class A1, 1.26%, 09/25/2065(c)(f)	4,485,648	4,500,256
Series 2020-2R, Class A1, 1.33%, 10/26/2065(c)(f)	4,308,685	4,320,600
Series 2021-4, Class A1, 1.40%, 10/25/2066(c)(f)	15,000,000	14,959,059
Countrywide Asset-Backed Ctfs.
Series 2004-SD2, Class M1, 1.02% (1 mo. USD LIBOR + 0.93%), 06/25/2033(c)(d)	58,163	58,091
Series 2006-6, Class 1A1, 0.43% (1 mo. USD LIBOR + 0.34%), 09/25/2036(d)	1,232,742	1,230,630
Credit Suisse Mortgage Capital Trust, Series 2014-2R, Class 27A1, 0.29% (1 mo. USD LIBOR + 0.20%), 02/27/2046(c)(d)	111,736	110,713

	Principal Amount	Value
CWABS, Inc. Asset-Backed Ctfs. Trust, Series 2004-4, Class M1, 0.81% (1 mo. USD LIBOR + 0.72%), 07/25/2034(d)	$1,356,589	$1,351,748
Deephaven Residential Mortgage Trust, Series 2021-2, Class A1, 0.90%, 04/25/2066(c)(f)	8,822,566	8,792,521
Diamond CLO Ltd. (Cayman Islands), Series 2019-1A, Class A1R, 1.32% (3 mo. USD LIBOR + 1.20%), 04/25/2029(c)(d)	3,625,479	3,626,559
Dryden 30 Senior Loan Fund (Cayman Islands), Series 2013-30A, Class AR, 0.95% (3 mo. USD LIBOR + 0.82%), 11/15/2028(c)(d)	14,271,671	14,290,081
Ellington Financial Mortgage Trust
Series 2019-2, Class A1, 2.74%, 11/25/2059(c)(f)	3,114,971	3,153,195
Series 2020-2, Class A1, 1.18%, 10/25/2065(c)(f)	777,375	779,159
Enterprise Fleet Financing LLC, Series 2019-1, Class A2, 2.98%, 10/20/2024(c)	829,699	833,405
FS KKR MM CLO 1 LLC, Series 2019-1A, Class A1R, 1.97% (3 mo. USD LIBOR + 1.85%), 01/15/2031(c)(d)	9,000,000	9,008,073
GCAT LLC, Series 2019-NQM1, Class A1, 2.99%, 02/25/2059(c)(g)	5,049,585	5,053,769
GCAT Trust, Series 2019-NQM2, Class A1, 2.86%, 09/25/2059(c)(g)	3,941,505	3,944,987
Goldentree Loan Management US CLO 2 Ltd. (Cayman Islands), Series 2017-2A, Class AR, 0.00% (3 mo. USD LIBOR + 0.91%), 11/20/2030(c)(d)	10,000,000	10,004,990
GoldenTree Loan Opportunities IX Ltd. (Cayman Islands), Series 2014-9A, Class AR2, 1.24% (3 mo. USD LIBOR + 1.11%), 10/29/2029(c)(d)	12,000,000	12,001,368
Golub Capital Partners CLO 34 M Ltd. (Cayman Islands), Series 2017-34A, Class AR2, 1.57% (3 mo. USD LIBOR + 1.45%), 03/14/2031(c)(d)	14,000,000	14,008,932
Golub Capital Partners CLO 36M Ltd. (Cayman Islands), Series 2018-36A, Class A, 1.42% (3 mo. USD LIBOR + 1.30%), 02/05/2031(c)(d)	5,000,000	4,997,580
Golub Capital Partners CLO 45 M Ltd. (Cayman Islands), Series 2019-45A, Class A, 1.85% (3 mo. USD LIBOR + 1.72%), 10/20/2031(c)(d)	5,000,000	5,006,570
Golub Capital Partners CLO 47 M Ltd. (Cayman Islands), Series 2020-47A, Class A1, 1.80% (3 mo. USD LIBOR + 1.68%), 05/05/2032(c)(d)	10,000,000	10,016,920
GS Mortgage Securities Corp. Trust, Series 2017-STAY, Class A, 1.44% (1 mo. USD LIBOR + 1.35%), 07/15/2032(c)(d)	12,200,000	12,224,588
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A1, 1.38%, 09/27/2060(c)(f)	3,912,994	3,912,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2021

	Principal Amount	Value
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M2, 0.67% (1 mo. USD LIBOR + 0.59%), 01/25/2036(d)	$1,655,653	$1,657,335
KKR CLO 21 Ltd. (Cayman Islands), Series A, 1.12% (3 mo. USD LIBOR + 1.00%), 04/15/2031(c)(d)	2,000,000	1,996,896
Nationstar Home Equity Loan Trust, Series 2007-B, Class 1AV1, 0.31% (1 mo. USD LIBOR + 0.22%), 04/25/2037(d)	1,155,883	1,153,911
Navient Private Education Refi Loan Trust
Series 2020-FA, Class A, 1.22%, 07/15/2069(c)	3,430,357	3,429,024
Series 2021-FA, Class A, 1.11%, 02/18/2070(c)	5,140,000	5,096,885
Neuberger Berman CLO XIV Ltd. (Cayman Islands), Series 2013-14A, Class AR2, 1.17% (3 mo. USD LIBOR + 1.03%), 01/28/2030(c)(d)	10,000,000	9,995,320
Neuberger Berman Loan Advisers CLO 25 Ltd. (Cayman Islands), Series 2017-25A, Class AR, 1.05% (3 mo. USD LIBOR + 0.93%), 10/18/2029(c)(d)	9,750,000	9,773,722
New Residential Mortgage Loan Trust
Series 2017-5A, Class A1, 1.59% (1 mo. USD LIBOR + 1.50%), 06/25/2057(c)(d)	479,409	486,596
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(c)(f)	3,822,492	3,851,054
Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(c)(f)	2,386,970	2,402,901
Newstar Commercial Loan Funding LLC, Series 2017-1A, Class BN, 2.62% (3 mo. USD LIBOR + 2.50%), 03/20/2027(c)(d)	450,765	451,166
NextGear Floorplan Master Owner Trust
Series 2019-1A, Class A1, 0.74% (1 mo. USD LIBOR + 0.65%), 02/15/2024(c)(d) .	12,750,000	12,768,867
Series 2019-2A, Class A1, 0.79% (1 mo. USD LIBOR + 0.70%), 10/15/2024(c)(d) .	10,000,000	10,045,858
OBX Trust
Series 2018-EXP1, Class 2A1, 0.94% (1 mo. USD LIBOR + 0.85%), 04/25/2048(c)(d)	718,222	723,934
Series 2021-NQM2, Class A1, 1.10%, 05/25/2061(c)(f)	13,610,274	13,596,372
OCP CLO Ltd. (Cayman Islands), Series 2014-7A, Class A1RR, 1.25% (3 mo. USD LIBOR + 1.12%), 07/20/2029(c)(d)	6,750,000	6,757,115
Octagon Investment Partners XVII Ltd. (Cayman Islands), Series 2013-1A, Class A1R2, 1.12% (3 mo. USD LIBOR + 1.00%), 01/25/2031(c)(d)	5,000,000	5,006,495
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class AR2, 1.17% (3 mo. USD LIBOR + 1.04%), 02/20/2030(c)(d)	9,873,273	9,874,764

	Principal Amount	Value
Residential Mortgage Loan Trust
Series 2019-3, Class A1, 2.63%, 09/25/2059(c)(f)	$3,482,481	$3,500,702
Series 2020-1, Class A1, 2.38%, 02/25/2024(c)(f)	3,048,348	3,076,108
Star Trust, Series 2021-SFR1, Class A, 0.69% (1 mo. USD LIBOR + 0.60%), 04/17/2038(c)(d)	19,775,913	19,768,879
Starwood Mortgage Residential Trust
Series 2020-1, Class A1, 2.28%, 02/25/2050(c)(f)	2,522,412	2,541,564
Series 2020-INV1, Class A1, 1.03%, 11/25/2055(c)(f)	6,580,404	6,566,066
Series 2021-2, Class A1, 0.94%, 05/25/2065(c)(f)	6,309,878	6,302,880
Series 2021-4, Class A1, 1.16%, 08/25/2056(c)(f)	14,365,429	14,346,537
Tesla Auto Lease Trust, Series 2020-A, Class A2, 0.55%, 05/22/2023(c)	1,017,314	1,017,978
TICP CLO II-2 Ltd. (Cayman Islands), Series 2018-IIA, Class A1, 0.97% (3 mo. USD LIBOR + 0.84%), 04/20/2028(c)(d) .	6,479,777	6,483,030
Toorak Mortgage Corp., Series 2021-INV1, Class A1, 1.15%, 07/25/2056(c)(f)	10,039,922	9,999,848
Verus Securitization Trust
Series 2020-1, Class A1, 2.42%, 01/25/2060(c)(g)	4,408,379	4,457,797
Series 2020-5, Class A1, 1.22%, 05/25/2065(c)(g)	5,916,156	5,922,345
Series 2021-4, Class A1, 0.94%, 07/25/2066(c)(f)	13,988,067	13,863,021
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(c)	6,116,153	6,117,999

Total Asset-Backed Securities (Cost $409,065,138)		409,408,663

U.S. Treasury Securities-0.41%
U.S. Treasury Bills-0.41%(h)
0.05%, 01/20/2022 (Cost $12,198,644)	12,200,000	12,198,576

Variable Rate Senior Loan Interests-0.06%(i)(j)
Aerospace & Defense-0.06%
Fly Funding II S.a.r.l. (Ireland), Term Loan B, 1.88% (3 mo. USD LIBOR + 1.75%), 08/09/2025 (Cost $1,758,607)	1,762,622	1,735,081

Commercial Paper-30.59%(h)
Arrow Electronics, Inc., 0.25%, 11/09/2021(c)	17,000,000	16,998,312
AT&T, Inc.
0.38%, 11/16/2021(c)	10,700,000	10,699,304
0.38%, 11/18/2021(c)	9,700,000	9,699,283
0.42%, 12/15/2021(c)	6,400,000	6,398,697
0.40%, 12/16/2021(c)	4,500,000	4,499,058
0.23%, 02/14/2022(c)	14,100,000	14,092,428
AutoNation, Inc., 0.22%, 11/02/2021(c)	8,800,000	8,799,706

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2021

	Principal Amount	Value
Brookfield BRP Holdings Canada, Inc.
0.21%, 11/29/2021	$11,200,000	$11,198,592
0.23%, 12/13/2021	7,800,000	7,798,489
Brookfield Infrastructure Holdings Canada, Inc., 0.23%, 11/17/2021	10,250,000	10,249,070
Cigna Corp.
0.21%, 12/09/2021(c)	4,500,000	4,499,144
0.21%, 01/12/2022(c)	16,700,000	16,693,390
CommonSpirit Health
Series A, 0.22%, 12/02/2021	17,500,000	17,497,769
Series A, 0.28%, 02/17/2022	10,000,000	9,994,697
Conagra Brands, Inc.
0.23%, 11/15/2021(c)	9,400,000	9,398,775
0.24%, 11/22/2021(c)	10,000,000	9,998,127
0.25%, 12/22/2021(c)	7,000,000	6,997,007
Crown Castle International Corp.
0.25%, 11/03/2021(c)	9,000,000	8,999,623
0.25%, 11/10/2021(c)	15,000,000	14,998,350
Dominion Energy, Inc.
0.18%, 12/02/2021(c)	15,000,000	14,997,903
0.19%, 12/06/2021(c)	20,000,000	19,996,833
Enbridge US, Inc., 0.25%, 11/19/2021(c)	17,000,000	16,998,661
Enel Finance America LLC, 0.34%, 06/21/2022(c)	9,300,000	9,280,452
ENGIE S.A., 0.17%, 01/12/2022(c)	25,000,000	24,987,760
Entergy Corp.
0.18%, 11/29/2021(c)	15,750,000	15,747,491
0.20%, 02/02/2022(c)	6,500,000	6,496,239
0.20%, 02/04/2022(c)	14,475,000	14,466,410
Fidelity National Information Services, Inc.
0.20%, 11/08/2021(c)	21,000,000	20,999,271
0.22%, 11/15/2021(c)	19,300,000	19,298,834
0.21%, 11/18/2021(c)	15,000,000	14,998,892
General Motors Financial Co., Inc.
0.34%, 11/08/2021(c)	15,000,000	14,998,875
0.32%, 01/20/2022(c)	9,500,000	9,491,940
Glencore Funding LLC
0.25%, 11/08/2021(c)	14,700,000	14,699,375
0.28%, 01/10/2022(c)	25,000,000	24,985,096
Harley-Davidson Financial Services, Inc.
0.29%%–0.29%, 11/03/2021(c)	8,000,000	7,999,750
0.24%, 11/10/2021(c)	12,000,000	11,999,048
0.32%, 12/01/2021(c)	10,000,000	9,997,241
0.32%, 02/18/2022(c)	15,000,000	14,974,240
Hawaiian Electric Industries, Inc., 0.25%,
11/02/2021(c)	20,200,000	20,198,837
Healthpeak Properties, Inc., 0.21%,
01/26/2022(c)	16,000,000	15,991,140
HSBC Bank PLC, 0.27%, 02/01/2022(c)	25,000,000	24,986,937
Humana, Inc.
0.26%, 11/05/2021(c)	12,000,000	11,999,743
0.26%, 11/08/2021(c)	13,000,000	12,999,596
Jabil, Inc.
0.41%, 11/01/2021(c)	5,000,000	4,999,809
0.42%, 11/08/2021(c)	10,000,000	9,998,667
0.50%, 11/22/2021(c)	39,700,000	39,686,396
Keurig Dr Pepper, Inc.
0.30%, 01/14/2022(c)	10,200,000	10,196,160
0.25%, 02/07/2022(c)	15,000,000	14,991,920

	Principal Amount	Value
Leggett & Platt, Inc., 0.20%, 11/15/2021(c)	$17,200,000	$17,198,960
Oglethorpe Power Corp., 0.16%, 11/09/2021(c)	17,500,000	17,499,342
Public Service Enterprise Group, Inc., 0.22%, 01/18/2022(c)	25,000,000	24,989,369
Rogers Communications, Inc., 0.28%, 01/13/2022(c)	29,100,000	29,088,573
Smithfield Foods, Inc., 0.25%, 11/15/2021(c)	17,000,000	16,997,985
UBS AG, 0.24% (SOFR + 0.19%), 06/16/2022(c)(d)	16,500,000	16,503,028
Viatris, Inc., 0.38%, 11/19/2021(c)	14,750,000	14,746,963
Waste Management, Inc., 0.31%, 08/16/2022(c)	11,000,000	10,975,103
Welltower, Inc.
0.15%, 11/02/2021(c)	5,900,000	5,899,921
0.15%, 11/08/2021(c)	8,700,000	8,699,698
WGL Holdings, Inc.
0.23%, 11/08/2021(c)	12,130,000	12,129,589
0.22%, 11/09/2021(c)	15,000,000	14,999,436
White Plains Capital Co. LLC
0.55%, 11/09/2021(c)	15,000,000	14,998,753
0.79%, 11/16/2021(c)	12,500,000	12,497,987
0.52%, 07/12/2022(c)	20,000,000	19,924,622
0.70%, 07/19/2022(c)	10,000,000	9,961,061

Total Commercial Paper (Cost $900,062,049)		900,083,727

	Repurchase Amount
Repurchase Agreements-6.88%(k)
Citigroup Global Markets, Inc., joint open agreement dated 10/06/2021 (collateralized by domestic and foreign non-agency asset-backed securities,domestic non-agency mortgage-backed securities and domestic and foreign corporate obligations valued at $289,300,635; 0.00% - 23.67%; 10/27/2022 - 06/25/2055), 0.62%, 11/01/2021(l)	50,022,056	50,000,000
J.P. Morgan Securities LLC, joint open agreement dated 06/11/2021 (collateralized by domestic and foreign corporate obligations valued at $82,500,253; 0.00% - 11.95%; 10/01/2022 - 07/15/2037), 0.37%, 11/01/2021(l)	30,009,533	30,000,000
J.P. Morgan Securities LLC, open agreement dated 03/02/2020 (collateralized by domestic non-agency mortgage-backed securities and domestic corporate obligations valued at $26,269,074; 0.00% - 35.05%; 11/09/2021 - 06/01/2066), 0.46%, 11/01/2021(l)	25,009,922	25,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2021

	Repurchase Amount	Value
Nomura Securities International, Inc., joint term agreement dated 10/29/2021, aggregate maturing value of $50,032,889 (collateralized by domestic non-agency mortgage-backed securities and a foreign non-agency asset-backed security valued at $55,000,001; 0.00% - 3.29%; 08/25/2026 - 03/25/2058), 0.74%, 11/30/2021(m)	$25,016,444	$25,000,000
Societe Generale, joint term agreement dated 09/30/2021, aggregate maturing value of $100,004,000 (collateralized by domestic non-agency asset-backed securities, domestic non-agency mortgage-backed securities and domestic and foreign corporate obligations valued at $109,385,783; 0.24% - 13.00%; 11/10/2021 - 06/05/2115), 0.48%, 11/01/2021(m)	50,002,000	50,000,000
Truist Securities, joint term agreement dated 10/22/2021, aggregate maturing value of $45,013,500 (collateralized by domestic agency mortgage-backed securities, a U.S. government sponsored agency obligation, domestic and foreign corporate obligations and U.S. Treasury obligations valued at $48,047,546; 0.00% - 7.50%; 03/15/2022 - 03/22/2061), 0.40%, 11/18/2021	22,506,750	22,500,000

Total Repurchase Agreements (Cost $202,500,000)		202,500,000

Investment Abbreviations:
CLO -Collateralized Loan Obligation
Ctfs. -Certificates
LIBOR -London Interbank Offered Rate
REIT -Real Estate Investment Trust
SOFR -Secured Overnight Financing Rate
USD -U.S. Dollar

	Principal Amount	Value
Certificate of Deposit-0.85%
Diversified Banks-0.85%
Sumitomo Mitsui Banking Corp. (Japan), 0.70%, 07/08/2022 (Cost $25,000,000)	$25,000,000	$25,010,309

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.83% (Cost $2,935,560,767)		2,937,353,340

	Shares
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.37%
Invesco Private Government Fund, 0.02%(n)(o)(p)	3,241,242	3,241,242
Invesco Private Prime Fund, 0.11%(n)(o)(p)	7,559,874	7,562,898

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $10,804,140)		10,804,140

TOTAL INVESTMENTS IN SECURITIES-100.20% (Cost $2,946,364,907)		2,948,157,480
OTHER ASSETS LESS LIABILITIES-(0.20)%		(5,929,261)

NET ASSETS-100.00%		$2,942,228,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $1,763,406,510, which represented 59.93% of the Fund’s Net Assets.

(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2021.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2021.

(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(j)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the LIBOR, on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(k)	Principal amount equals value at period end. See Note 2K.
(l)

Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.

(m)	Interest rate is redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.
(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$ 866,215	$81,352,428	$(78,977,401)	$-	$-	$3,241,242	$355	*

Invesco Private Prime Fund	1,299,323	119,220,906	(112,957,549)	-	218	7,562,898	4,198	*

Total	$2,165,538	$200,573,334	$(191,934,950)	$-	$218	$10,804,140	$4,553

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(o)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(p)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco Variable Rate Investment Grade ETF (VRIG)

October 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-53.33%
Automobile Manufacturers-3.01%
American Honda Finance Corp.
0.57% (3 mo. USD LIBOR + 0.45%), 02/15/2022(b)(c)	$1,000,000	$1,001,356
0.50% (3 mo. USD LIBOR + 0.37%), 05/10/2023(c)	2,000,000	2,008,143
Ford Motor Credit Co. LLC
1.40% (3 mo. USD LIBOR + 1.27%), 03/28/2022(c)	1,000,000	1,000,773
1.22% (3 mo. USD LIBOR + 1.08%), 08/03/2022(b)(c)	3,000,000	3,000,197
General Motors Financial Co., Inc.
1.22% (3 mo. USD LIBOR + 1.10%), 11/06/2021(c)	2,000,000	2,000,314
1.44% (3 mo. USD LIBOR + 1.31%), 06/30/2022(c)	1,000,000	1,006,804
1.12% (3 mo. USD LIBOR + 0.99%), 01/05/2023(c)	1,000,000	1,006,987
0.81% (SOFR + 0.76%), 03/08/2024(c)	1,154,000	1,161,355
Volkswagen Group of America Finance LLC (Germany), 1.06% (3 mo. USD LIBOR + 0.94%), 11/12/2021(c)(d)	2,000,000	2,000,497

		14,186,426

Biotechnology-0.64%
AbbVie, Inc., 0.78% (3 mo. USD LIBOR + 0.65%), 11/21/2022(c)	3,000,000	3,019,966

Construction Machinery & Heavy Trucks-1.06%
Caterpillar Financial Services Corp., 0.20% (SOFR + 0.15%), 11/17/2022(c)	5,000,000	5,000,313

Consumer Finance-1.65%
American Express Co., 0.77% (3 mo. USD LIBOR + 0.65%), 02/27/2023(c)	5,215,000	5,248,399
Capital One Financial Corp., 0.85% (3 mo. USD LIBOR + 0.72%), 01/30/2023(c)	2,500,000	2,514,771

		7,763,170

Department Stores-0.16%
7-Eleven, Inc., 0.58% (3 mo. USD LIBOR + 0.45%), 08/10/2022(c)(d)	778,000	778,166

Diversified Banks-19.16%
Banco Santander S.A. (Spain), 1.68% (3 mo. USD LIBOR + 1.56%), 04/11/2022(c)	5,200,000	5,232,892
Bank of America Corp.
1.12% (3 mo. USD LIBOR + 1.00%), 04/24/2023(b)(c)	3,281,000	3,295,268
0.91% (3 mo. USD LIBOR + 0.79%), 03/05/2024(c)	3,750,000	3,779,708
0.78% (SOFR + 0.73%), 10/24/2024(c)	2,000,000	2,013,553
0.89% (3 mo. USD LIBOR + 0.77%), 02/05/2026(b)(c)	1,042,000	1,056,134
0.88% (3 mo. USD LIBOR + 0.76%), 09/15/2026(b)(c)	2,696,000	2,684,335
Bank of Nova Scotia (The) (Canada), 0.59% (SOFR + 0.55%), 03/02/2026(c)	2,500,000	2,502,312

	Principal Amount	Value
Diversified Banks-(continued)
Barclays PLC (United Kingdom)
1.75% (3 mo. USD LIBOR + 1.63%), 01/10/2023(b)(c)	$2,000,000	$2,005,247
1.55% (3 mo. USD LIBOR + 1.43%), 02/15/2023(c)	2,000,000	2,006,917
1.50% (3 mo. USD LIBOR + 1.38%), 05/16/2024(c)	3,000,000	3,047,727
BPCE S.A. (France), 1.35% (3 mo. USD LIBOR + 1.22%), 05/22/2022(c)(d)	1,500,000	1,509,951
Capital One N.A., 1.28% (3 mo. USD LIBOR + 1.15%), 01/30/2023(c)	3,750,000	3,760,451
Citigroup, Inc.
0.92% (SOFR + 0.87%), 11/04/2022(c)	2,500,000	2,518,707
1.07% (3 mo. USD LIBOR + 0.95%), 07/24/2023(c)	1,500,000	1,508,696
1.55% (3 mo. USD LIBOR + 1.43%), 09/01/2023(c)	2,500,000	2,525,797
1.14% (3 mo. USD LIBOR + 1.02%), 06/01/2024(c)	4,010,000	4,064,736
0.72% (SOFR + 0.67%), 05/01/2025(c)	2,500,000	2,517,291
1.38% (3 mo. USD LIBOR + 1.25%), 07/01/2026(c)	1,882,000	1,939,827
Commonwealth Bank of Australia (Australia), 0.57% (SOFR + 0.52%), 06/15/2026(c)(d) .	3,000,000	3,022,633
HSBC Holdings PLC (United Kingdom), 1.49% (3 mo. USD LIBOR + 1.38%), 09/12/2026(c)	3,000,000	3,096,725
ING Groep N.V. (Netherlands)
1.13% (3 mo. USD LIBOR + 1.00%), 10/02/2023(c)	1,250,000	1,270,185
1.06% (SOFR + 1.01%), 04/01/2027(c)	2,999,000	3,031,305
JPMorgan Chase & Co.
1.35% (3 mo. USD LIBOR + 1.23%), 10/24/2023(c)	1,900,000	1,922,741
0.58% (SOFR + 0.54%), 06/01/2025(c)	4,000,000	4,018,625
Mizuho Financial Group, Inc. (Japan), 0.96% (3 mo. USD LIBOR + 0.84%), 07/16/2023(c)	2,500,000	2,513,386
Natwest Group PLC (United Kingdom)
1.59% (3 mo. USD LIBOR + 1.47%), 05/15/2023(c)	4,000,000	4,027,351
1.68% (3 mo. USD LIBOR + 1.55%), 06/25/2024(c)	4,000,000	4,082,611
NatWest Markets PLC (United Kingdom)
1.71% (SOFR + 1.66%), 09/29/2022(c)(d) .	2,500,000	2,532,821
0.58% (SOFR + 0.53%), 08/12/2024(c)(d) .	571,000	573,441
Nordea Bank Abp (Finland), 1.06% (3 mo. USD LIBOR + 0.94%), 08/30/2023(c)(d)	2,987,000	3,020,636
Standard Chartered PLC (United Kingdom), 1.28% (3 mo. USD LIBOR + 1.15%), 01/20/2023(c)(d)	3,316,000	3,324,223

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2021

	Principal Amount	Value
Diversified Banks-(continued)
Truist Bank
0.78% (SOFR + 0.73%), 03/09/2023(c)	$2,000,000	$2,016,078
0.25% (SOFR + 0.20%), 01/17/2024(c)	3,000,000	3,001,029
USB Realty Corp., 1.27% (3 mo. USD LIBOR + 1.15%)(c)(d)(e)	1,100,000	949,113

		90,372,452

Electric Utilities-3.39%
American Electric Power Co., Inc., Series A, 0.61% (3 mo. USD LIBOR + 0.48%), 11/01/2023(c)	3,000,000	3,000,968
Cleco Power LLC, 0.62% (3 mo. USD LIBOR + 0.50%), 06/15/2023(c)(d)	3,000,000	3,001,254
Eversource Energy, Series T, 0.30% (SOFR + 0.25%), 08/15/2023(c)	3,000,000	3,002,299
Florida Power & Light Co., 0.30% (SOFR + 0.25%), 05/10/2023(c)	1,478,000	1,478,119
Southern California Edison Co.
Series D, 0.39% (3 mo. USD LIBOR + 0.27%), 12/03/2021(c)	2,506,000	2,506,390
Series F, 0.40% (SOFR + 0.35%), 06/13/2022(c)	3,000,000	3,001,573

		15,990,603

Gas Utilities-0.46%
CenterPoint Energy Resources Corp., 0.62% (3 mo. USD LIBOR + 0.50%), 03/02/2023(c)	2,174,000	2,174,610

Health Care Distributors-0.85%
Cardinal Health, Inc., 0.89% (3 mo. USD LIBOR + 0.77%), 06/15/2022(b)(c)	4,000,000	4,017,246

Health Care Equipment-0.90%
Becton, Dickinson and Co., 1.15% (3 mo. USD LIBOR + 1.03%), 06/06/2022(c)	4,225,000	4,247,900

Health Care Services-1.43%
Cigna Corp., 1.01% (3 mo. USD LIBOR + 0.89%), 07/15/2023(c)	4,543,000	4,592,804
Roche Holdings, Inc. (Switzerland), 0.29% (SOFR + 0.24%), 03/05/2024(c)(d)	2,161,000	2,167,591

		6,760,395

Hotels, Resorts & Cruise Lines-0.35%
Hyatt Hotels Corp., 1.10% (SOFR + 1.05%), 10/01/2023(c)	1,644,000	1,649,488

Integrated Telecommunication Services-2.30%
AT&T, Inc.
1.02% (3 mo. USD LIBOR + 0.89%), 02/15/2023(c)	2,669,000	2,693,567
1.29% (3 mo. USD LIBOR + 1.18%), 06/12/2024(c)	3,832,000	3,910,769
Verizon Communications, Inc., 1.22% (3 mo. USD LIBOR + 1.10%), 05/15/2025(c)	4,127,000	4,222,053

		10,826,389

	Principal Amount	Value
Investment Banking & Brokerage-4.75%
Goldman Sachs Group, Inc. (The)
0.88% (3 mo. USD LIBOR + 0.75%), 02/23/2023(c)	$3,000,000	$3,020,466
1.17% (3 mo. USD LIBOR + 1.05%), 06/05/2023(c)	2,500,000	2,511,550
1.12% (3 mo. USD LIBOR + 1.00%), 07/24/2023(c)	4,500,000	4,522,576
0.59% (SOFR + 0.54%), 11/17/2023(c)	3,957,000	3,964,414
0.63% (SOFR + 0.58%), 03/08/2024(c)	2,069,000	2,072,260
1.89% (3 mo. USD LIBOR + 1.75%), 10/28/2027(c)	1,220,000	1,286,238
Morgan Stanley, 0.75% (SOFR + 0.70%), 01/20/2023(c)	5,000,000	5,009,779

		22,387,283

Life & Health Insurance-3.58%
Athene Global Funding
1.36% (3 mo. USD LIBOR + 1.23%), 07/01/2022(c)(d)	5,300,000	5,339,986
0.75% (SOFR + 0.70%), 05/24/2024(c)(d) .	5,000,000	5,027,689
Equitable Financial Life Global Funding, 0.44% (SOFR + 0.39%), 04/06/2023(b)(c)(d)	2,500,000	2,506,681
Jackson National Life Global Funding, 0.86% (3 mo. USD LIBOR + 0.73%), 06/27/2022(c)(d)	1,000,000	1,004,354
Pacific Life Global Funding II, 0.67% (SOFR + 0.62%), 06/04/2026(c)(d)	3,000,000	3,019,428

		16,898,138

Life Sciences Tools & Services-0.53%
Thermo Fisher Scientific, Inc., 0.44% (SOFR + 0.39%), 10/18/2023(c)	2,500,000	2,501,938

Multi-line Insurance-1.01%
Metropolitan Life Global Funding I
0.62% (SOFR + 0.57%), 01/13/2023(c)(d) .	2,000,000	2,008,687
0.37% (SOFR + 0.32%), 01/07/2024(c)(d) .	2,750,000	2,764,159

		4,772,846

Multi-Utilities-0.51%
CenterPoint Energy, Inc., 0.70% (SOFR + 0.65%), 05/13/2024(c)	1,639,000	1,640,680
Dominion Energy, Inc., Series D, 0.65% (3 mo. USD LIBOR + 0.53%), 09/15/2023(c) .	769,000	769,558

		2,410,238

Oil & Gas Exploration & Production-0.32%
ConocoPhillips, 1.02% (3 mo. USD LIBOR + 0.90%), 05/15/2022(b)(c)	1,500,000	1,505,940

Oil & Gas Refining & Marketing-0.82%
Phillips 66, 0.74% (3 mo. USD LIBOR + 0.62%), 02/15/2024(b)(c)	3,870,000	3,870,886

Oil & Gas Storage & Transportation-0.35%
Enbridge, Inc. (Canada)
0.62% (3 mo. USD LIBOR + 0.50%), 02/18/2022(b)(c)	1,300,000	1,301,716
0.45% (SOFR + 0.40%), 02/17/2023(c)	357,000	357,814

		1,659,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2021

	Principal Amount	Value
Other Diversified Financial Services-0.64%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 0.73% (SOFR + 0.68%), 09/29/2023(c)	$3,000,000	$3,006,055

Packaged Foods & Meats-0.85%
General Mills, Inc., 1.13% (3 mo. USD LIBOR + 1.01%), 10/17/2023(b)(c)	3,937,000	4,012,674

Pharmaceuticals-0.88%
Bayer US Finance II LLC (Germany), 1.13% (3 mo. USD LIBOR + 1.01%), 12/15/2023(b)(c)(d)	4,105,000	4,160,666

Regional Banks-0.63%
M&T Bank Corp., 0.80% (3 mo. USD LIBOR + 0.68%), 07/26/2023(c)	2,940,000	2,968,429

Semiconductors-1.06%
QUALCOMM, Inc., 0.86% (3 mo. USD LIBOR + 0.73%), 01/30/2023(c)	4,950,000	4,990,885

Tobacco-0.75%
BAT Capital Corp. (United Kingdom), 1.00% (3 mo. USD LIBOR + 0.88%), 08/15/2022(c)	3,500,000	3,518,155

Trading Companies & Distributors-1.29%
Air Lease Corp., 0.47% (3 mo. USD LIBOR + 0.35%), 12/15/2022(c)	3,000,000	3,001,210
BOC Aviation Ltd. (Singapore), 1.26% (3 mo. USD LIBOR + 1.13%), 09/26/2023(c)(d)	3,082,000	3,094,100

		6,095,310

Total U.S. Dollar Denominated Bonds & Notes (Cost $250,152,225)		251,546,097

Asset-Backed Securities-15.73%
Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, 0.71%, 02/25/2035(f)	129,213	134,179
BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ, Class B, 1.44% (1 mo. USD LIBOR + 1.35%), 04/15/2036(c)(d)	4,000,000	3,988,929
BBCMS Mortgage Trust, Series 2019-BWAY, Class B, 1.40% (1 mo. USD LIBOR + 1.31%), 11/15/2034(c)(d)	3,250,000	3,234,472
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-7, Class 6A, 2.32%, 10/25/2033(f)	166,979	172,976
Series 2003-8, Class 4A1, 2.51%, 01/25/2034(f)	176,633	183,358
BX Commercial Mortgage Trust, Series 2020-VKNG, Class A, 1.02% (1 mo. USD LIBOR + 0.93%), 10/15/2037(c)(d)	1,644,856	1,649,959
BX Trust, Series 2021-LGCY, Class B, 0.96% (1 mo. USD LIBOR + 0.86%), 10/15/2023(c)(d)	3,630,000	3,602,210
COMM Mortgage Trust, Series 2019-521F, Class C, 1.39% (1 mo. USD LIBOR + 1.30%), 06/15/2034(c)(d)	4,000,000	3,913,848

	Principal Amount	Value
Commonbond Student Loan Trust
Series 2017-BGS, Class A2, 0.74% (1 mo. USD LIBOR + 0.65%), 09/25/2042(c)(d)	$488,061	$485,376
Series 2018-AGS, Class A2, 0.59% (1 mo. USD LIBOR + 0.50%), 02/25/2044(c)(d)	952,334	948,338
Edsouth Indenture No. 9 LLC, Series 2015-1, Class A, 0.89% (1 mo. USD LIBOR + 0.80%), 10/25/2056(c)(d)	520,643	523,693
Great Wolf Trust, Series 2019-WOLF, Class B, 1.42% (1 mo. USD LIBOR + 1.33%), 12/15/2036(c)(d)	1,650,000	1,646,049
GS Mortgage Securities Trust, Series 2021- ROSS, Class A, 1.24% (1 mo. USD LIBOR + 1.15%), 05/15/2026(c)(d)	2,500,000	2,506,751
Home Equity Asset Trust, Series 2004-5, Class M2, 1.03% (1 mo. USD LIBOR + 0.95%), 11/25/2034(c)	1,106,896	1,109,879
Home Partners of America Trust
Series 2017-1, Class A, 0.90% (1 mo. USD LIBOR + 0.82%), 07/17/2034(c)(d)	2,771,420	2,772,797
Series 2018-1, Class A, 0.99% (1 mo. USD LIBOR + 0.90%), 07/17/2037(c)(d)	2,866,866	2,869,778
Series 2018-1, Class B, 1.19% (1 mo. USD LIBOR + 1.10%), 07/17/2037(c)(d)	1,760,000	1,763,488
Invitation Homes Trust
Series 2017-SFR2, Class A, 0.94% (1 mo. USD LIBOR + 0.85%), 12/17/2036(c)(d)	594,759	594,816
Series 2017-SFR2, Class C, 1.54% (1 mo. USD LIBOR + 1.45%), 12/17/2036(c)(d)	1,884,431	1,889,041
Series 2018-SFR1, Class B, 1.04% (1 mo. USD LIBOR + 0.95%), 03/17/2037(c)(d)	999,857	1,001,300
Series 2018-SFR3, Class B, 1.24% (1 mo. USD LIBOR + 1.15%), 07/17/2037(c)(d)	3,999,629	4,014,171
Series 2018-SFR4, Class C, 1.49% (1 mo. USD LIBOR + 1.40%), 01/17/2038(c)(d)	2,999,862	3,007,784
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH, Class B, 2.81% (1 mo. USD LIBOR + 1.31%), 06/15/2035(c)(d)	2,385,000	2,354,044
JP Morgan Mortgage Trust
Series 2019-6, Class A11, 0.99% (1 mo. USD LIBOR + 0.90%), 12/25/2049(c)(d)	163,317	164,160
Series 2019-INV2, Class A1, 0.99% (1 mo. USD LIBOR + 0.90%), 02/25/2050(c)(d)	393,376	396,764
Series 2019-INV3, Class A11, 1.09% (1 mo. USD LIBOR + 1.00%), 05/25/2050(c)(d)	171,039	172,526
Series 2019-LTV3, Class A1, 0.94% (1 mo. USD LIBOR + 0.85%), 03/25/2050(c)(d)	257,043	257,279
Series 2020-8, Class A11, 0.95% (30 Day Average SOFR + 0.90%), 03/25/2051(c)(d)	302,333	303,317
Series 2020-LTV1, Class A11, 1.09% (1 mo. USD LIBOR + 1.00%), 06/25/2050(c)(d)	114,392	115,053
Series 2021-1, Class A11, 0.70% (30 Day Average SOFR + 0.65%), 06/25/2051(c)(d)	789,963	790,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2021

	Principal Amount	Value
Med Trust, Series 2021-MDLN, Class B, 1.55% (1 mo. USD LIBOR + 1.45%), 11/15/2026(c)(d)	$3,000,000	$3,000,000
Mello Mortgage Capital Acceptance Trust, Series 2021-INV2, Class A1, 1.00% (30 Day Average SOFR + 0.95%), 08/25/2051(c)(d)	3,433,206	3,441,144
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1, 0.73% (1 mo. USD LIBOR + 0.64%), 10/25/2028(c)	121,126	119,886
Series 2005-A2, Class A5, 2.84%, 02/25/2035(f)	60,867	62,103
Motel Trust, Series 2021-MTL6, Class B, 1.29% (1 mo. USD LIBOR + 1.20%), 09/15/2038(c)(d)	480,000	480,340
OBX Trust
Series 2018-EXP1, Class 2A1, 0.94% (1 mo. USD LIBOR + 0.85%), 04/25/2048(c)(d)	751,628	757,605
Series 2018-EXP2, Class 2A2, 1.04% (1 mo. USD LIBOR + 0.95%), 07/25/2058(c)(d)	732,069	740,161
Series 2019-EXP1, Class 2A2, 1.24% (1 mo. USD LIBOR + 1.15%), 01/25/2059(c)(d)	332,619	336,268
Series 2019-EXP2, Class 2A2, 1.29% (1 mo. USD LIBOR + 1.20%), 06/25/2059(c)(d)	714,982	713,313
Series 2020-EXP1, Class 2A2, 1.04% (1 mo. USD LIBOR + 0.95%), 02/25/2060(c)(d)	575,726	575,303
Series 2020-EXP3, Class 2A2, 1.29% (1 mo. USD LIBOR + 1.20%), 01/25/2060(c)(d)	963,453	968,157
Series 2020-INV1, Class A11, 0.99% (1 mo. USD LIBOR + 0.90%), 12/25/2049(c)(d)	365,495	366,124
Pennsylvania Higher Education Assistance Agency, Series 2009-2, Class A2, 1.22% (3 mo. USD LIBOR + 1.10%), 01/25/2028(c)	590,330	592,743
RLGH Trust 2021-TROT, Series 2021-TROT, Class B, 1.26% (1 mo. USD LIBOR + 1.16%), 04/15/2036(c)(d)	3,000,000	3,002,413
SMB Private Education Loan Trust
Series 2019-B, Class A2B, 1.09% (1 mo. USD LIBOR + 1.00%), 06/15/2037(c)(d)	3,217,132	3,255,069
Series 2020-A, Class A2B, 0.92% (1 mo. USD LIBOR + 0.83%), 09/15/2037(c)(d)	1,997,342	2,006,360
Series 2021-A, Class A2A2, 0.81% (1 mo. USD LIBOR + 0.73%), 01/15/2053(c)(d)	4,550,000	4,576,900
WaMu Mortgage Pass-Through Ctfs. Trust, Series 2004-AR3, Class A2, 2.58%, 06/25/2034(f)	66,180	68,390

	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class A6FL, 1.64% (1 mo. USD LIBOR + 1.55%), 01/15/2059(c)(d)	$2,500,000	$2,571,980

Total Asset-Backed Securities (Cost $74,016,456)		74,201,304

Agency Credit Risk Transfer Notes-15.21%
Fannie Mae Connecticut Avenue Securities
Series 2015-C04, Class 1M2, 5.79% (1 mo. USD LIBOR + 5.70%), 04/25/2028(c)(g)	1,161,201	1,230,217
Series 2017-C03, Class 1M2, 3.09% (1 mo. USD LIBOR + 3.00%), 10/25/2029(c)(g)	4,176,377	4,306,575
Series 2017-C05, Class 1M2, 2.29% (1 mo. USD LIBOR + 2.20%), 01/25/2030(c)(g)	4,230,433	4,310,109
Series 2018-C01, Class 1M2, 2.34% (1 mo. USD LIBOR + 2.25%), 07/25/2030(c)(g)	6,768,404	6,863,668
Series 2018-C04, Class 2M2, 2.64% (1 mo. USD LIBOR + 2.55%), 12/25/2030(c)(g)	4,292,663	4,367,396
Series 2018-C06, Class 1M2, 2.09% (1 mo. USD LIBOR + 2.00%), 03/25/2031(c)(g)	3,612,994	3,644,757
Series 2019-R01, Class 2M2, 2.54% (1 mo. USD LIBOR + 2.45%), 07/25/2031(c)(d)(g)	1,976,151	1,988,578
Series 2021-R01, Class 1M1, 0.80% (30 Day Average SOFR + 0.75%), 10/25/2041(c)(d)	1,370,000	1,368,925
Freddie Mac
Series 2017-DNA3, Class M2, STACR® , 2.59% (1 mo. USD LIBOR + 2.50%), 03/25/2030(c)(h)	5,455,486	5,577,995
Series 2018-HQA1, Class M2, STACR® , 2.39% (1 mo. USD LIBOR + 2.30%), 09/25/2030(c)(h)	4,193,798	4,233,555
Series 2018-HQA2, Class M2, STACR® , 2.39% (1 mo. USD LIBOR + 2.30%), 10/25/2048(c)(d)(h)	5,500,000	5,578,133
Series 2019-HQA3, Class M2, STACR® , 1.94% (1 mo. USD LIBOR + 1.85%), 09/25/2049(c)(d)(h)	3,546,131	3,564,334
Series 2020-DNA3, Class M2, STACR® , 3.09% (1 mo. USD LIBOR + 3.00%), 06/25/2050(c)(d)(h)	1,058,296	1,062,599
Series 2020-DNA5, Class M2, STACR® , 2.85% (30 Day Average SOFR + 2.80%), 10/25/2050(c)(d)(h)	2,467,932	2,497,335
Series 2020-HQA5, Class M1, STACR® , 1.15% (30 Day Average SOFR + 1.10%), 11/25/2050(c)(d)(h)	209,175	209,185
Series 2021-DNA2, Class M1, STACR® , 0.85% (30 Day Average SOFR + 0.80%), 08/25/2033(c)(d)(h)	2,295,934	2,298,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2021

	Principal Amount	Value
Series 2021-DNA2, Class M2, STACR®, 2.35% (30 Day Average SOFR + 2.30%), 08/25/2033(c)(d)(h)	$4,820,000	$4,921,969
Series 2021-DNA3, Class M1, STACR®, 0.80% (30 Day Average SOFR + 0.75%), 10/25/2033(c)(d)(h)	3,000,000	3,002,983
Series 2021-DNA3, Class M2, STACR®, 2.15% (30 Day Average SOFR + 2.10%), 10/25/2033(c)(d)(h)	3,125,000	3,193,674
Series 2021-DNA5, Class M1, STACR®, 0.70% (30 Day Average SOFR + 0.65%), 01/25/2034(c)(d)(h)	969,808	970,524
Series 2021-DNA5, Class M2, STACR®, 1.70% (30 Day Average SOFR + 1.65%), 01/25/2034(c)(d)(h)	365,000	367,333
Series 2021-HQA1, Class M1, STACR®, 0.75% (30 Day Average SOFR + 0.70%), 08/25/2033(c)(d)(h)	3,185,769	3,186,750
Series 2021-HQA3, Class M1, STACR®, 0.90% (30 Day Average SOFR + 0.85%), 09/25/2041(c)(d)(h)	3,000,000	3,003,523

Total Agency Credit Risk Transfer Notes (Cost $70,930,736)		71,748,169

U.S. Treasury Securities-10.50%
U.S. Treasury Floating Rate Notes-10.50%
0.08% (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%), 07/31/2023(c) (Cost $49,502,504)	49,500,000	49,503,497

U.S. Government Sponsored Agency Mortgage-Backed Securities-5.75%
Collateralized Mortgage Obligations-5.13%
Fannie Mae REMICs
Series 2005-57, Class KJ, 0.39% (1 mo. USD LIBOR + 0.30%), 04/25/2035(c)	2,255,995	2,262,178
Series 2011-127, Class FJ, 0.44% (1 mo. USD LIBOR + 0.35%), 09/25/2041(c)	23,702	23,771
Series 2014-92, Class FB, 0.41% (1 mo. USD LIBOR + 0.32%), 01/25/2045(c)	903,252	889,968
Series 2016-25, Class FL, 0.59% (1 mo. USD LIBOR + 0.50%), 05/25/2046(c)	301,159	304,021
Series 2017-100, Class FM, 0.41% (1 mo. USD LIBOR + 0.32%), 12/25/2047(c)	326,869	326,009
Series 2017-68, Class AF, 0.39% (1 mo. USD LIBOR + 0.30%), 09/25/2047(c)	929,737	926,485
Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN2, Class M1, 1.85% (30 Day Average SOFR + 1.80%), 07/25/2041(c)(d)	3,725,913	3,731,644
Freddie Mac Multifamily Structured Pass-Through Ctfs. Series KF35, Class A, 0.43% (1 mo. USD LIBOR + 0.35%), 08/25/2024(c)	565,584	566,208
Series KF35, Class A, 0.47% (1 mo. USD LIBOR + 0.39%), 10/25/2025(c)	1,826,688	1,833,518

	Principal Amount	Value
Collateralized Mortgage Obligations-(continued)
Series KF81, Class AS, 0.45% (30 Day Average SOFR + 0.40%), 06/25/2027(c)	$4,481,208	$4,499,012
Series Q008, Class A, 0.47% (1 mo. USD LIBOR + 0.39%), 10/25/2045(c)	1,628,733	1,633,998
Freddie Mac REMICs
Series 4001, Class NF, 0.59% (1 mo. USD LIBOR + 0.50%), 01/15/2039(c)	501,601	501,803
Series 4091, Class JF, 0.59% (1 mo. USD LIBOR + 0.50%), 06/15/2041(c)	221,431	224,846
Series 4547, Class FA, 0.54% (1 mo. USD LIBOR + 0.45%), 09/15/2040(c)	780,294	654,485
Series 4683, Class FA, 0.44% (1 mo. USD LIBOR + 0.35%), 09/15/2038(c)	960,930	974,981
Series 4750, Class CF, 0.44% (1 mo. USD LIBOR + 0.35%), 01/15/2048(c)	3,913,900	3,946,228
Series 4770, Class FA, 0.41% (1 mo. USD LIBOR + 0.32%), 08/15/2043(c)	898,529	912,375

		24,211,530

Federal Home Loan Mortgage Corp. (FHLMC)-0.23%
ARM, 1.98% (1 yr. USD LIBOR + 1.62%), 06/01/2037(c)	289,616	306,269
ARM, 2.03% (1 yr. USD LIBOR + 1.74%), 11/01/2038(c)	399,528	423,748
ARM, 2.04% (1 yr. USD LIBOR + 1.73%), 03/01/2043(c)	323,705	341,470

		1,071,487

Federal National Mortgage Association (FNMA)-0.39%
ARM, 2.02% (1 yr. USD LIBOR + 1.64%), 02/01/2035(c)	52,811	52,703
ARM, 1.77% (6 mo. USD LIBOR + 1.57%), 07/01/2035(c)	56,218	58,599
ARM, 2.41% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 07/01/2035(c)	895,849	956,305
ARM, 2.02% (1 yr. USD LIBOR + 1.77%), 10/01/2036(c)	218,226	231,478
ARM, 2.16% (1 yr. USD LIBOR + 1.78%), 03/01/2037(c)	209,660	210,356
ARM, 1.94% (1 yr. USD LIBOR + 1.60%), 11/01/2037(c)	288,210	304,651

		1,814,092

Total U.S. Government Sponsored Agency Mortgage- Backed Securities (Cost $27,008,137)		27,097,109

	Shares
Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(i)(j) (Cost $178,982)	178,982	178,982

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.55% (Cost $471,789,040)		474,275,158

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2021

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.34%
Invesco Private Government Fund, 0.02%(i)(j)(k)	3,309,054	$3,309,054
Invesco Private Prime Fund, 0.11%(i)(j)(k)	7,718,039	7,721,126

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,030,180)		11,030,180

TOTAL INVESTMENTS IN SECURITIES-102.89% (Cost $482,819,220)		485,305,338

OTHER ASSETS LESS LIABILITIES-(2.89)%		(13,653,063)

NET ASSETS-100.00%		$471,652,275

Investment Abbreviations:
ARM	-Adjustable Rate Mortgage
Ctfs.	-Certificates
LIBOR	-London Interbank Offered Rate
REMICs	-Real Estate Mortgage Investment Conduits
SOFR	-Secured Overnight Financing Rate
STACR®	-Structured Agency Credit Risk
USD	-U.S. Dollar

Notes	to Schedule of Investments:
(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2021.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $164,509,407, which represented 34.88% of the Fund’s Net Assets.

(e)	Perpetual bond with no specified maturity date.
(f)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2021.

(g)	CAS notes are bonds issued by Fannie Mae. The amount of periodic principal and ultimate principal paid by Fannie Mae is determined by the performance of a large and diverse reference pool.
(h)

Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.

(i)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2021	Dividend Income

Invesco Variable Rate Preferred ETF	$1,723,400	$-	$(1,772,361)	$(116,800)	$165,761	$-	$-
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	886,923	172,023,196	(172,731,137)	-	-	178,982	507

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2021

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2021	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$302,095	$110,390,368	$(107,383,409)	$-	$-	$3,309,054	$489	*

Invesco Private Prime Fund	453,145	208,648,839	(201,381,004)	-	146	7,721,126	6,045	*

Total	$3,365,563	$491,062,403	$(483,267,911)	$(116,800)	$165,907	$11,209,162	$7,041

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(j)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(k)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Statements of Assets and Liabilities

October 31, 2021

	Invesco Active U.S. Real Estate ETF (PSR)	Invesco Balanced Multi-Asset Allocation ETF (PSMB)	Invesco Conservative Multi-Asset Allocation ETF (PSMC)	Invesco Growth Multi-Asset Allocation ETF (PSMG)
Assets:
Unaffiliated investments in securities, at value(a)	$130,072,917	$-	$-	$-
Affiliated investments in securities, at value(a)	1,528,936	23,636,458	15,961,208	20,630,765
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	-	-	-	-
Unrealized appreciation on futures contracts	-	-	-	-
Cash	-	-	-	-
Foreign currencies, at value	-	-	-	-
Deposits with brokers:
Cash collateral-futures contracts	-	-	-	-
Cash collateral-centrally cleared swap agreements	-	-	-	-
Cash collateral-TBAs	-	-	-	-
Receivable for:
Dividends and interest	45,920	-	-	-
Variation margin on futures contracts	-	-	-	-
Variation margin on centrally cleared swap agreements	-	-	-	-
Securities lending	261	2,222	2,759	6,067
Investments sold	-	-	-	-
Fund shares sold	-	-	-	-

Total assets	131,648,034	23,638,680	15,963,967	20,636,832

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	-	-	-	-
Open written options, at value	-	-	-	-
Due to custodian	-	-	758	3,487
Payable for:
Variation margin on futures contracts	-	-	-	-
Variation margin on centrally cleared swap agreements	-	-	-	-
Investments purchased	-	-	-	-
Investments purchased - TBA	-	-	-	-
Investments purchased - affiliated broker	-	-	-	-
Collateral upon return of securities loaned	1,516,248	1,870,473	2,052,844	1,235,919
Accrued unitary management fees	38,107	909	580	809
Accrued advisory fees	-	-	-	-
Accrued trustees’ and officer’s fees	-	-	-	-
Accrued expenses	-	-	-	-

Total liabilities	1,554,355	1,871,382	2,054,182	1,240,215

Net Assets	$130,093,679	$21,767,298	$13,909,785	$19,396,617

Net assets consist of:
Shares of beneficial interest	$118,343,967	$19,953,521	$13,675,760	$17,322,231
Distributable earnings (loss)	11,749,712	1,813,777	234,025	2,074,386

Net Assets	$130,093,679	$21,767,298	$13,909,785	$19,396,617

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,180,000	1,280,001	1,000,001	1,030,001
Net asset value	$110.25	$17.01	$13.91	$18.83

Market price	$110.26	$16.99	$13.92	$18.83

Unaffiliated investments in securities, at cost	$111,499,251	$-	$-	$-

Affiliated investments in securities, at cost	$1,528,936	$21,737,333	$15,781,684	$18,393,932

Foreign currencies, at cost	$-	$-	$-	$-

Premium received on written options	$-	$-	$-	$-

(a) Includes securities on loan with an aggregate value of:	$1,464,149	$1,822,306	$1,999,061	$1,212,795

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco High Yield Bond Factor ETF (IHYF)	Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)	Invesco S&P 500® Downside Hedged ETF (PHDG)	Invesco Total Return Bond ETF (GTO)	Invesco Ultra Short Duration ETF (GSY)	Invesco Variable Rate Investment Grade ETF (VRIG)

$40,421,636	$-	$153,287,352	$887,564,851	$2,937,353,340	$474,096,176
4,971,519	20,758,444	78,716,536	71,465,661	10,804,140	11,209,162

-	-	-	14,707	-	-
-	-	2,836,593	-	-	-
-	-	43,484	178,144,781	18,245	1,617,392
-	-	-	134,878	877	-

-	-	15,659,290	-	-	-
191,034	-	-	1,344,347	-	-
-	-	-	370,000	-	-

645,277	-	115,329	4,100,448	5,658,806	400,010
3,195	-	-	147,492	-	-
562	-	-	-	-	-
987	2,916	7	13,885	1,258	2,106
-	-	23,373	21,708,564	-	89,784
-	157,200	-	-	-	-

46,234,210	20,918,560	250,681,964	1,165,009,614	2,953,836,666	487,414,630

-	-	-	3,107	-	-
-	-	-	138,794	-	-
-	1,334	-	-	-	-

-	-	23,373	-	-	-
-	-	-	38,614	-	-
-	157,194	-	26,481,581	-	4,615,276
-	-	-	69,862,406	-	-
-	-	45,362	-	-	-
4,729,167	2,522,117	156,070	71,465,660	10,804,140	11,030,180
13,766	756	79,708	412,843	-	116,899
-	-	-	-	503,690	-
-	-	-	-	35,366	-
-	-	-	-	265,251	-

4,742,933	2,681,401	304,513	168,403,005	11,608,447	15,762,355

$41,491,277	$18,237,159	$250,377,451	$996,606,609	$2,942,228,219	$471,652,275

$41,106,818	$17,422,987	$302,415,934	$992,158,696	$2,940,739,144	$474,566,799
384,459	814,172	(52,038,483)	4,447,913	1,489,075	(2,914,524)

$41,491,277	$18,237,159	$250,377,451	$996,606,609	$2,942,228,219	$471,652,275

1,630,001	1,160,001	6,800,000	17,600,000	58,400,000	18,800,001
$25.45	$15.72	$36.82	$56.63	$50.38	$25.09

$25.51	$15.74	$36.78	$56.67	$50.38	$25.10

$40,209,298	$-	$148,287,125	$882,915,539	$2,935,560,767	$471,610,058

$4,971,519	$19,954,345	$78,719,521	$71,465,660	$10,804,140	$11,209,162

$-	$-	$-	$129,823	$953	$-

$-	$-	$-	$158,831	$-	$-

$4,534,466	$2,452,037	$152,835	$69,200,034	$10,542,952	$10,741,276

83

Statements of Operations

For the year ended October 31, 2021

	Invesco Active U.S. Real Estate ETF (PSR)	Invesco Balanced Multi-Asset Allocation ETF (PSMB)	Invesco Conservative Multi-Asset Allocation ETF (PSMC)	Invesco Growth Multi-Asset Allocation ETF (PSMG)
Investment income:
Unaffiliated interest income	$-	$-	$-	$-
Unaffiliated dividend income	2,129,810	-	-	-
Affiliated dividend income	25	252,747	239,534	205,315
Securities lending income	2,099	33,507	22,999	38,892
Foreign withholding tax	-	-	-	-

Total investment income	2,131,934	286,254	262,533	244,207

Expenses:
Unitary management fees	379,777	6,925	5,036	6,206
Advisory fees	-	-	-	-
Accounting & administration fees	-	-	-	-
Custodian & transfer agent fees	-	-	-	-
Trustees’ and officer’s fees	-	-	-	-
Tax expenses	-	-	-	-
Other expenses	-	-	-	-

Total expenses	379,777	6,925	5,036	6,206

Less: Waivers	(34)	(2)	(2)	(1)

Net expenses	379,743	6,923	5,034	6,205

Net investment income	1,752,191	279,331	257,499	238,002

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	3,679,101	-	-	-
Affiliated investment securities	-	(14,767)	(50,227)	(33,224)
Unaffiliated in-kind redemptions	4,427,146	-	-	-
Affiliated in-kind redemptions	-	542,122	619,360	306,048
Short Sales	-	-	-	-
Foreign currencies	-	-	-	-
Forward foreign currency contracts	-	-	-	-
Futures contracts	-	-	-	-
Swap agreements	-	-	-	-
Written options	-	-	-	-
Distributions of underlying fund shares	-	13,760	22,697	10,720

Net realized gain (loss)	8,106,247	541,115	591,830	283,544

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	27,432,821	-	-	-
Affiliated investment securities	-	1,738,180	118,608	2,286,665
Foreign currencies	-	-	-	-
Forward foreign currency contracts	-	-	-	-
Futures contracts	-	-	-	-
Swap agreements	-	-	-	-
Written options	-	-	-	-

Change in net unrealized appreciation (depreciation)	27,432,821	1,738,180	118,608	2,286,665

Net realized and unrealized gain (loss)	35,539,068	2,279,295	710,438	2,570,209

Net increase in net assets resulting from operations	$37,291,259	$2,558,626	$967,937	$2,808,211

(a)	For the period November 30, 2020 (commencement of investment operations) through October 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco High Yield Bond Factor ETF (IHYF)(a)	Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)	Invesco S&P 500® Downside Hedged ETF (PHDG)	Invesco Total Return Bond ETF (GTO)	Invesco Ultra Short Duration ETF (GSY)	Invesco Variable Rate Investment Grade ETF (VRIG)

$1,514,307	$-	$-	$17,090,224	$25,569,822	$4,970,626
-	-	1,527,941	18,553	-	-
166	191,377	13,461	-	-	507
12,726	20,707	2,531	128,900	11,918	12,594
-	-	(154)	-	-	-

1,527,199	212,084	1,543,779	17,237,677	25,581,740	4,983,727

130,606	4,706	666,293	3,504,575	-	1,396,703
-	-	-	-	6,043,257	-
-	-	-	-	233,601	-
-	-	-	-	32,650	-
-	-	-	-	49,817	-
3,460	-	-	-	-	-
-	-	-	-	232,258	-

134,066	4,706	666,293	3,504,575	6,591,583	1,396,703

(156)	(1)	(15,020)	-	-	(902)

133,910	4,705	651,273	3,504,575	6,591,583	1,395,801

1,393,289	207,379	892,506	13,733,102	18,990,157	3,587,926

232,994	-	16,060,297	(8,183,629)	2,164,099	331,500
-	(9,012)	5	62	218	165,907
-	-	3,956,376	-	-	-
-	134,383	-	-	-	-
-	-	(93,397)	-	-	-
-	-	-	6,111	(23,544)	-
-	-	-	11,915	78,196	-
(17,142)	-	(7,900,023)	7,420,975	-	-
24,080	-	-	620,143	-	-
-	-	-	(12,215)	-	-
-	9,915	-	-	-	-

239,932	135,286	12,023,258	(136,638)	2,218,969	497,407

212,338	-	5,000,227	(2,941,812)	(10,628,889)	3,352,402
-	825,575	5,658	1	-	(116,800)
-	-	-	4,985	(85)	-
-	-	-	(8,111)	-	-
(63,805)	-	2,836,593	15,783	-	-
853	-	-	59,798	-	-
-	-	-	20,037	-	-

149,386	825,575	7,842,478	(2,849,319)	(10,628,974)	3,235,602

389,318	960,861	19,865,736	(2,985,957)	(8,410,005)	3,733,009

$1,782,607	$1,168,240	$20,758,242	$10,747,145	$10,580,152	$7,320,935

85

Statements of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	Invesco Active U.S. Real Estate ETF (PSR)		Invesco Balanced Multi-Asset Allocation ETF (PSMB)
	2021	2020	2021	2020
Operations:
Net investment income	$1,752,191	$2,638,812	$279,331	$161,418
Net realized gain (loss)	8,106,247	(11,307,549)	541,115	(219,894)
Change in net unrealized appreciation (depreciation)	27,432,821	(15,427,571)	1,738,180	126,291

Net increase (decrease) in net assets resulting from operations	37,291,259	(24,096,308)	2,558,626	67,815

Distributions to Shareholders from:
Distributable earnings	(2,872,518)	(3,410,344)	(245,687)	(281,968)

Shareholder Transactions:
Proceeds from shares sold	41,753,739	45,036,091	14,517,098	4,126,814
Value of shares repurchased	(24,348,396)	(60,811,390)	(3,221,777)	-

Net increase (decrease) in net assets resulting from share transactions	17,405,343	(15,775,299)	11,295,321	4,126,814

Net increase (decrease) in net assets	51,824,084	(43,281,951)	13,608,260	3,912,661

Net assets:
Beginning of year	78,269,595	121,551,546	8,159,038	4,246,377

End of year	$130,093,679	$78,269,595	$21,767,298	$8,159,038

Changes in Shares Outstanding:
Shares sold	420,000	500,000	890,000	300,000
Shares repurchased	(240,000)	(750,000)	(210,000)	-
Shares outstanding, beginning of year	1,000,000	1,250,000	600,001	300,001

Shares outstanding, end of year	1,180,000	1,000,000	1,280,001	600,001

(a)	For the period November 30, 2020 (commencement of investment operations) through October 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco Conservative Multi-Asset Allocation ETF (PSMC)		Invesco Growth Multi-Asset Allocation ETF (PSMG)		Invesco High Yield Bond Factor ETF (IHYF)	Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)
2021	2020	2021	2020	2021(a)	2021	2020

$257,499	$172,167	$238,002	$160,016	$1,393,289	$207,379	$175,738
591,830	38,204	283,544	122,001	239,932	135,286	345,275
118,608	(22,945)	2,286,665	(196,015)	149,386	825,575	(205,589)

967,937	187,426	2,808,211	86,002	1,782,607	1,168,240	315,424

(237,183)	(246,396)	(221,953)	(293,308)	(1,401,608)	(157,476)	(339,093)

26,952,467	5,157,552	12,083,425	5,914,103	41,110,278	14,477,305	4,076,612
(21,476,580)	(1,300,607)	(890,037)	(4,489,862)	-	(1,284,126)	(5,536,215)

5,475,887	3,856,945	11,193,388	1,424,241	41,110,278	13,193,179	(1,459,603)

6,206,641	3,797,975	13,779,646	1,216,935	41,491,277	14,203,943	(1,483,272)

7,703,144	3,905,169	5,616,971	4,400,036	-	4,033,216	5,516,488

$13,909,785	$7,703,144	$19,396,617	$5,616,971	$41,491,277	$18,237,159	$4,033,216

1,980,000	400,000	680,000	400,000	1,630,001	950,000	300,000
(1,580,000)	(100,000)	(50,000)	(300,000)	-	(90,000)	(400,000)
600,001	300,001	400,001	300,001	-	300,001	400,001

1,000,001	600,001	1,030,001	400,001	1,630,001	1,160,001	300,001

87

Statements of Changes in Net Assets–(continued)

For the years ended October 31, 2021 and 2020

	Invesco S&P 500® Downside Hedged ETF (PHDG)		Invesco Total Return Bond ETF (GTO)
	2021	2020	2021	2020
Operations:
Net investment income	$892,506	$386,139	$13,733,102	$6,413,497
Net realized gain (loss)	12,023,258	6,808,293	(136,638)	9,058,370
Change in net unrealized appreciation (depreciation)	7,842,478	(638,716)	(2,849,319)	4,948,973

Net increase in net assets resulting from operations	20,758,242	6,555,716	10,747,145	20,420,840

Distributions to Shareholders from:
Distributable earnings	(849,261)	(482,030)	(23,394,492)	(7,483,301)
Return of capital	-	-	-	-

Total distributions to shareholders	(849,261)	(482,030)	(23,394,492)	(7,483,301)

Shareholder Transactions:
Proceeds from shares sold	197,749,727	146,491,207	591,077,610	294,713,343
Value of shares repurchased	(110,323,541)	(29,560,002)	(45,280,486)	(20,976,835)

Net increase (decrease) in net assets resulting from share transactions	87,426,186	116,931,205	545,797,124	273,736,508

Net increase (decrease) in net assets	107,335,167	123,004,891	533,149,777	286,674,047

Net assets:
Beginning of year	143,042,284	20,037,393	463,456,832	176,782,785

End of year	$250,377,451	$143,042,284	$996,606,609	$463,456,832

Changes in Shares Outstanding:
Shares sold	5,600,000	4,600,000	10,350,000	5,200,000
Shares repurchased	(3,200,000)	(950,000)	(800,000)	(400,000)
Shares outstanding, beginning of year	4,400,000	750,000	8,050,000	3,250,000

Shares outstanding, end of year	6,800,000	4,400,000	17,600,000	8,050,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco Ultra Short Duration ETF (GSY)		Invesco Variable Rate Investment Grade ETF (VRIG)
2021	2020	2021	2020

$18,990,157	$45,028,754	$3,587,926	$6,181,245
2,218,969	(2,078,286)	497,407	(1,336,625)
(10,628,974)	1,896,334	3,235,602	(1,167,806)

10,580,152	44,846,802	7,320,935	3,676,814

(19,527,454)	(46,872,807)	(3,754,424)	(6,538,546)
-	-	-	(508,191)

(19,527,454)	(46,872,807)	(3,754,424)	(7,046,737)

298,120,823	1,639,116,413	107,814,462	193,260,523
(358,552,341)	(1,247,267,685)	(92,749,796)	(128,396,296)

(60,431,518)	391,848,728	15,064,666	64,864,227

(69,378,820)	389,822,723	18,631,177	61,494,304

3,011,607,039	2,621,784,316	453,021,098	391,526,794

$2,942,228,219	$3,011,607,039	$471,652,275	$453,021,098

5,900,000	32,500,000	4,300,000	7,800,000
(7,100,000)	(24,900,000)	(3,700,000)	(5,300,000)
59,600,000	52,000,000	18,200,001	15,700,001

58,400,000	59,600,000	18,800,001	18,200,001

89

Financial Highlights

Invesco Active U.S. Real Estate ETF (PSR)

	Years Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$78.27	$97.24	$79.45	$80.07	$75.57
Net investment income(a)	1.59	2.11	2.16	2.05	0.75
Net realized and unrealized gain (loss) on investments	32.99	(18.34)	18.01	(1.24)	5.44
Total from investment operations	34.58	(16.23)	20.17	0.81	6.19
Distributions to shareholders from:
Net investment income	(2.60)	(2.74)	(2.38)	(1.43)	(1.69)
Net asset value at end of year	$110.25	$78.27	$97.24	$79.45	$80.07
Market price at end of year(b)	$110.26	$78.23	$97.13	$79.30	$80.04
Net Asset Value Total Return(c)	44.71%	(16.56)%	25.82%	1.02%	8.37%
Market Price Total Return(c)	44.82%	(16.52)%	25.90%	0.87%	8.36%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$130,094	$78,270	$121,552	$27,807	$24,020
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.53%	0.80%
Net investment income	1.61%	2.46%	2.40%	2.58%	0.97%
Portfolio turnover rate(d)	83%	51%	30%	92%	134%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Financial Highlights–(continued)

Invesco Balanced Multi-Asset Allocation ETF (PSMB)

	Years Ended October 31,					For the Period February 21, 2017(a) Through October 31,
	2021	2020	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$13.60	$14.15	$13.10		$13.32	$12.50
Net investment income(b)(c)	0.33	0.37	0.38		0.36	0.18
Net realized and unrealized gain (loss) on investments	3.39	(0.12)	1.09		(0.23)	0.76
Total from investment operations	3.72	0.25	1.47		0.13	0.94
Distributions to shareholders from:
Net investment income	(0.31)	(0.45)	(0.38)		(0.32)	(0.12)
Net realized gains	-	(0.35)	(0.04)		(0.03)	-
Total distributions	(0.31)	(0.80)	(0.42)		(0.35)	(0.12)
Net asset value at end of period	$17.01	$13.60	$14.15		$13.10	$13.32
Market price at end of period(d)	$16.99	$13.57	$14.17		$13.14	$13.33
Net Asset Value Total Return(e)	27.55%	1.86%	11.57%		0.89%	7.57	%(f)
Market Price Total Return(e)	27.68%	1.49%	11.37%		1.12%	7.65	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$21,767	$8,159	$4,246		$2,620	$1,332
Ratio to average net assets of:
Expenses(g)	0.05%	0.05%	0.11	%(h)	0.05%	0.05	%(i)
Net investment income(c)	2.02%	2.72%	2.81	%(h)	2.68%	2.08	%(i)
Portfolio turnover rate(j)	28%	50%	56%		26%	6%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (February 23, 2017, the first day of trading on the Exchange) to October 31, 2017 was 7.74%. The market price total return from Fund Inception to October 31, 2017 was 7.65%.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Ratios include non-recurring costs associated with a proxy statement of 0.06%.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Financial Highlights–(continued)

Invesco Conservative Multi-Asset Allocation ETF (PSMC)

	Years Ended October 31,					For the Period February 21, 2017(a) Through October 31,
	2021	2020	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$12.84	$13.02	$12.49		$12.87	$12.50
Net investment income(b)(c)	0.35	0.38	0.46		0.44	0.21
Net realized and unrealized gain (loss) on investments	1.07	0.09	0.73		(0.38)	0.31
Total from investment operations	1.42	0.47	1.19		0.06	0.52
Distributions to shareholders from:
Net investment income	(0.35)	(0.36)	(0.66)		(0.42)	(0.15)
Net realized gains	-	(0.29)	-		(0.02)	-
Total distributions	(0.35)	(0.65)	(0.66)		(0.44)	(0.15)
Net asset value at end of period	$13.91	$12.84	$13.02		$12.49	$12.87
Market price at end of period(d)	$13.92	$12.82	$13.04		$12.49	$12.88
Net Asset Value Total Return(e)	11.18%	3.84%	9.80%		0.39%	4.18	%(f)
Market Price Total Return(e)	11.44%	3.51%	9.96%		0.31%	4.26	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$13,910	$7,703	$3,905		$1,249	$1,287
Ratio to average net assets of:
Expenses(g)	0.05%	0.05%	0.09	%(h)	0.05%	0.05	%(i)
Net investment income(c)	2.56%	3.01%	3.60	%(h)	3.42%	2.36	%(i)
Portfolio turnover rate(j)	33%	41%	32%		38%	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (February 23, 2017, the first day of trading on the Exchange) to October 31, 2017 was 4.26%. The market price total return from Fund Inception to October 31, 2017 was 4.17%.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Ratios include non-recurring costs associated with a proxy statement of 0.04%.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Financial Highlights–(continued)

Invesco Growth Multi-Asset Allocation ETF (PSMG)

	Years Ended October 31,					For the Period February 21, 2017(a) Through October 31,
	2021	2020	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$14.04	$14.67	$13.45		$13.56	$12.50
Net investment income(b)(c)	0.34	0.42	0.38		0.35	0.17
Net realized and unrealized gain (loss) on investments	4.77	(0.49)	1.23		(0.15)	1.00
Total from investment operations	5.11	(0.07)	1.61		0.20	1.17
Distributions to shareholders from:
Net investment income	(0.32)	(0.34)	(0.35)		(0.28)	(0.11)
Net realized gains	-	(0.22)	(0.04)		(0.03)	-
Total distributions	(0.32)	(0.56)	(0.39)		(0.31)	(0.11)
Net asset value at end of period	$18.83	$14.04	$14.67		$13.45	$13.56
Market price at end of period(d)	$18.83	$14.05	$14.69		$13.50	$13.59
Net Asset Value Total Return(e)	36.68%	(0.45)%	12.24%		1.43%	9.36	%(f)
Market Price Total Return(e)	36.58%	(0.52)%	11.97%		1.58%	9.60	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$19,397	$5,617	$4,400		$2,691	$1,356
Ratio to average net assets of:
Expenses(g)	0.05%	0.05%	0.10	%(h)	0.05%	0.05	%(i)
Net investment income(c)	1.92%	3.01%	2.70	%(h)	2.51%	1.90	%(i)
Portfolio turnover rate(j)	25%	43%	81%		21%	6%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (February 23, 2017, the first day of trading on the Exchange) to October 31, 2017 was 9.54%. The market price total return from Fund Inception to October 31, 2017 was 9.69%.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Ratios include non-recurring costs associated with a proxy statement of 0.05%.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Financial Highlights–(continued)

Invesco High Yield Bond Factor ETF (IHYF)

	For the Period
	November 30, 2020(a)
	Through
	October 31,
	2021
Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.97
Net realized and unrealized gain on investments	0.43
Total from investment operations	1.40
Distributions to shareholders from:
Net investment income	(0.95)
Net asset value at end of period	$25.45
Market price at end of period(c)	$25.51
Net Asset Value Total Return(d)	5.65	%(e)
Market Price Total Return(d)	5.88	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$41,491
Ratio to average net assets of:
Expenses	0.40	%(f)
Net investment income	4.14	%(f)
Portfolio turnover rate(g)	49%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 2, 2020, the first day of trading on the exchange) to October 31, 2021 was 5.39%. The market price total return from Fund Inception to October 31, 2021 was 5.30%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Financial Highlights–(continued)

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)

						For the Period
						February 21, 2017(a)
						Through
	Years Ended October 31,					October 31,
	2021	2020	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$13.44	$13.79	$12.76		$13.10	$12.50
Net investment income(b)(c)	0.34	0.40	0.46		0.40	0.20
Net realized and unrealized gain (loss) on investments	2.24	(0.08)	0.94		(0.34)	0.54
Total from investment operations	2.58	0.32	1.40		0.06	0.74
Distributions to shareholders from:
Net investment income	(0.30)	(0.42)	(0.36)		(0.37)	(0.14)
Net realized gains	-	(0.25)	(0.01)		(0.03)	-
Total distributions	(0.30)	(0.67)	(0.37)		(0.40)	(0.14)
Net asset value at end of period	$15.72	$13.44	$13.79		$12.76	$13.10
Market price at end of period(d)	$15.74	$13.43	$13.82		$12.78	$13.12
Net Asset Value Total Return(e)	19.34%	2.55%	11.22%		0.40%	5.94	%(f)
Market Price Total Return(e)	19.57%	2.25%	11.28%		0.41%	6.10	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$18,237	$4,033	$5,516		$1,276	$1,310
Ratio to average net assets of:
Expenses(g)	0.05%	0.05%	0.11	%(h)	0.05%	0.05	%(i)
Net investment income(c)	2.20%	2.98%	3.48	%(h)	3.03%	2.23	%(i)
Portfolio turnover rate(j)	27%	43%	65%		32%	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (February 23, 2017, the first day of trading on the Exchange) to October 31, 2017 was 6.03%. The market price total return from Fund Inception to October 31, 2017 was 6.02%.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Ratios include non-recurring costs associated with a proxy statement of 0.06%. (i) Annualized.
(j)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Financial Highlights–(continued)

Invesco S&P 500® Downside Hedged ETF (PHDG)

	Years Ended October 31,
	2021	2020	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$32.51	$26.72	$27.92		$26.67	$23.42
Net investment income(a)	0.18	0.21	0.46		0.41	0.40
Net realized and unrealized gain (loss) on investments	4.31	5.94	(1.21)		1.36	3.37
Total from investment operations	4.49	6.15	(0.75)		1.77	3.77
Distributions to shareholders from:
Net investment income	(0.18)	(0.36)	(0.45)		(0.52)	(0.52)
Net asset value at end of year	$36.82	$32.51	$26.72		$27.92	$26.67
Market price at end of year(b)	$36.78	$32.58	$26.65		$27.86	$26.68
Net Asset Value Total Return(c)	13.86%	23.19%	(2.71)%		6.61%	16.27%
Market Price Total Return(c)	13.49%	23.78%	(2.75)%		6.33%	16.16%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$250,377	$143,042	$20,037		$26,523	$24,006
Ratio to average net assets of:
Expenses, after Waivers(d)	0.38%	0.34%	0.36	%(e)	0.38%	0.39%
Expenses, prior to Waivers(d)	0.39%	0.39%	0.40	%(e)	0.39%	0.39%
Net investment income	0.52%	0.68%	1.66	%(e)	1.45%	1.59%
Portfolio turnover rate(f)	597%	1,172%	608%		542%	54%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Financial Highlights–(continued)

Invesco Total Return Bond ETF (GTO)

					Two Months Ended
	Years Ended October 31,				October 31,		Years Ended August 31,
	2021	2020	2019		2018		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$57.57	$54.39	$50.89		$52.10		$52.61	$52.54
Net investment income(a)	1.11	1.26	1.44		0.31		1.47	1.47
Net realized and unrealized gain (loss) on investments	0.08	3.47	4.57		(1.20)		(0.37)	0.29
Total from investment operations	1.19	4.73	6.01		(0.89)		1.10	1.76
Distributions to shareholders from:
Net investment income	(1.04)	(1.29)	(1.55)		(0.32)		(1.49)	(1.38)
Net realized gains	(1.09)	(0.26)	(0.96)		-		(0.12)	(0.31)
Total distributions	(2.13)	(1.55)	(2.51)		(0.32)		(1.61)	(1.69)
Net asset value at end of period	$56.63	$57.57	$54.39		$50.89		$52.10	$52.61
Market price at end of period	$56.67 (b)	$57.57 (b)	$54.43	(b)	$50.93	(b)	$52.10 (b)	$52.67
Net Asset Value Total Return(c)	2.06%	8.85%	12.22%		(1.72)%		2.14%	3.47%
Market Price Total Return(c)	2.14%	8.77%	12.20%		(1.64)%		2.02%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$996,607	$463,457	$176,783		$40,713		$41,678	$81,538
Ratio to average net assets of:
Expenses, after Waivers	0.50%	0.50%	0.50	%(d)	0.50	%(e)	0.50%	0.49%
Expenses, prior to Waivers	0.50%	0.50%	0.50	%(d)	0.50	%(e)	0.51%	0.51%
Net investment income	1.96%	2.25%	2.75%		3.58	%(e)	2.80%	2.87%
Portfolio turnover rate(f)	475%	434%	511%		53%		219%	171%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Financial Highlights–(continued)

Invesco Ultra Short Duration ETF (GSY)

				Five Months Ended
	Years Ended October 31,			October 31,		Years Ended May 31,
	2021	2020	2019	2018		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$50.53	$50.42	$50.20	$50.28		$50.28	$50.01
Net investment income(a)	0.32	0.84	1.38	0.55		0.87	0.70
Net realized and unrealized gain (loss) on investments	(0.14)	0.17	0.24	(0.06)		0.14	0.24
Total from investment operations	0.18	1.01	1.62	0.49		1.01	0.94
Distributions to shareholders from:
Net investment income	(0.33)	(0.88)	(1.39)	(0.57)		(1.01)	(0.67)
Net realized gains	-	(0.02)	(0.01)	-		-	-
Total distributions	(0.33)	(0.90)	(1.40)	(0.57)		(1.01)	(0.67)
Net asset value at end of period	$50.38	$50.53	$50.42	$50.20		$50.28	$50.28
Market price at end of period	$50.38 (b)	$50.54 (b)	$50.42 (b)	$50.22	(b)	$50.29 (b)	$50.29
Net Asset Value Total Return(c)	0.36%	2.01%	3.25%	0.98%		2.02%	1.90%
Market Price Total Return(c)	0.34%	2.04%	3.20%	1.00%		2.02%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,942,228	$3,011,607	$2,621,784	$1,611,555		$1,166,465	$1,076,092
Ratio to average net assets of:
Expenses, after Waivers	0.22%	0.22%	0.23%	0.25	%(d)	0.27%	0.27%
Expenses, prior to Waivers	0.22%	0.22%	0.23%	0.25	%(d)	0.28%	0.28%
Net investment income	0.63%	1.68%	2.77%	2.64	%(d)	1.74%	1.40%
Portfolio turnover rate(e)	57%	53%	30%	6%		56%	52%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Financial Highlights–(continued)

Invesco Variable Rate Investment Grade ETF (VRIG)

	Years Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$24.89	$24.94	$25.02	$25.20	$24.98
Net investment income(a)	0.19	0.40	0.75	0.65	0.50
Net realized and unrealized gain (loss) on investments	0.21	0.02	(0.03)	(0.15)	0.29
Total from investment operations	0.40	0.42	0.72	0.50	0.79
Distributions to shareholders from:
Net investment income	(0.20)	(0.44)	(0.80)	(0.68)	(0.56)
Return of capital	-	(0.03)	-	-	(0.01)
Total distributions	(0.20)	(0.47)	(0.80)	(0.68)	(0.57)
Net asset value at end of year	$25.09	$24.89	$24.94	$25.02	$25.20
Market price at end of year(b)	$25.10	$24.89	$24.95	$25.02	$25.22
Net Asset Value Total Return(c)	1.62%	1.75%	2.92%	2.01%	3.21%
Market Price Total Return(c)	1.66%	1.72%	2.96%	1.92%	3.04%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$471,652	$453,021	$391,527	$447,868	$133,548
Ratio to average net assets of:
Expenses, after Waivers	0.30%	0.29%	0.30%	0.30%	0.30%
Expenses, prior to Waivers	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income	0.77%	1.64%	3.00%	2.59%	1.98%
Portfolio turnover rate(d)	93%	99%	62%	26%	23%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Notes to Financial Statements

Invesco Actively Managed Exchange-Traded Fund Trust

October 31, 2021

NOTE 1–Organization

Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Active U.S. Real Estate ETF (PSR)	“Active U.S. Real Estate ETF”

Invesco Balanced Multi-Asset Allocation ETF (PSMB)	“Balanced Multi-Asset Allocation ETF”

Invesco Conservative Multi-Asset Allocation ETF (PSMC)	“Conservative Multi-Asset Allocation ETF”

Invesco Growth Multi-Asset Allocation ETF (PSMG)	“Growth Multi-Asset Allocation ETF”

Invesco High Yield Bond Factor ETF (IHYF)	“High Yield Bond Factor ETF”

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)	“Moderately Conservative Multi-Asset Allocation ETF”

Invesco S&P 500® Downside Hedged ETF (PHDG)	“S&P 500® Downside Hedged ETF”

Invesco Total Return Bond ETF (GTO)	“Total Return Bond ETF”

Invesco Ultra Short Duration ETF (GSY)	“Ultra Short Duration ETF”

Invesco Variable Rate Investment Grade ETF (VRIG)	“Variable Rate Investment Grade ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange
Active U.S. Real Estate ETF	NYSE Arca, Inc.

Balanced Multi-Asset Allocation ETF	Cboe BZX Exchange, Inc.

Conservative Multi-Asset Allocation ETF	Cboe BZX Exchange, Inc.

Growth Multi-Asset Allocation ETF	Cboe BZX Exchange, Inc.

High Yield Bond Factor ETF	The NASDAQ Stock Market

Moderately Conservative Multi-Asset Allocation ETF	Cboe BZX Exchange, Inc.

S&P 500® Downside Hedged ETF	NYSE Arca, Inc.

Total Return Bond ETF	NYSE Arca, Inc.

Ultra Short Duration ETF	NYSE Arca, Inc.

Variable Rate Investment Grade ETF	The NASDAQ Stock Market

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units for Active U.S. Real Estate ETF, Balanced Multi-Asset Allocation ETF, Conservative Multi-Asset Allocation ETF, Growth Multi-Asset Allocation ETF and Moderately Conservative Multi-Asset Allocation ETF are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units for High Yield Bond Factor ETF, Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF are issued and redeemed principally in exchange for the deposit or delivery of cash. Creation Units for S&P 500® Downside Hedged ETF are issued and redeemed partially in exchange for the deposit or delivery of cash and partially in exchange for Deposit Securities. Except when aggregated in Creation Units by authorized participants, the Shares are not individually redeemable securities of the Funds.

Balanced Multi-Asset Allocation ETF, Conservative Multi-Asset Allocation ETF, Growth Multi-Asset Allocation ETF and Moderately Conservative Multi-Asset Allocation ETF are each a “fund of funds,” in that each invests in other exchange-traded funds (“Underlying Funds”) advised by Invesco Capital Management LLC (the “Adviser”) or its affiliates, or other unaffiliated advisers. Each affiliated Underlying Fund’s accounting policies are outlined in that affiliated Underlying Fund’s financial statements and are publicly available at www.invesco.com/us.

The investment objective for Active U.S. Real Estate ETF is to seek to achieve high total return through growth of capital and current income. The investment objective for Balanced Multi-Asset Allocation ETF is to seek to provide current income and capital appreciation. The investment objective for Conservative Multi-Asset Allocation ETF is to seek total return consistent with a lower level of risk relative to the broad stock market. The investment objective for Growth Multi-Asset Allocation ETF is to seek to provide long-term capital appreciation. The investment objective for High Yield Bond Factor ETF is to seek total return. The

100

investment objective for Moderately Conservative Multi-Asset Allocation ETF is to seek to provide current income and some capital appreciation. The investment objective for S&P 500® Downside Hedged ETF is to seek to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed income market returns. The investment objective for Total Return Bond ETF is to seek maximum total return, comprised of income and capital appreciation. The investment objective of Ultra Short Duration ETF is to seek maximum current income, consistent with preservation of capital and daily liquidity. The investment objective for Variable Rate Investment Grade ETF is to seek to generate current income while maintaining low portfolio duration as a primary objective and capital appreciation as a secondary objective.

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

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Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except High Yield Bond Factor ETF, Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF) declares and pays dividends from net investment income, if any, to their shareholders quarterly and records such dividends on the ex-dividend date. High Yield Bond Factor ETF, Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such

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distributions on a tax basis are determined in conformity with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund (except Ultra Short Duration ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Affiliated Sub-Advisers (as defined below) for each Fund (except S&P 500® Downside Hedged ETF), and for each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Ultra Short Duration ETF is responsible for all of its expenses, including, but not limited to, the investment advisory fees, cost of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expense, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Commercial Mortgage-Backed Securities - Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in

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CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. Each Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statements of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation) of investment securities, respectively.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Funds may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value of the interests or securities at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.

K.

Repurchase Agreements - The Funds may enter into repurchase agreements. Collateral on repurchase agreements, including each Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by such Funds upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of non-government securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Funds might incur expenses in enforcing their rights, and could experience losses, including a decline in the value of the collateral and loss of income.

L.

Structured Securities - Certain Funds may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Statements of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Statements of Operations.

M.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available

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for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. BNY Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2021, there were no securities lending transactions with Invesco.

N.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

O.

Forward Foreign Currency Contracts - Certain Funds may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

A Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statements of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statements of Assets and Liabilities.

P.

Futures Contracts - Certain Funds may enter into futures contracts to simulate full investment in securities or manage exposure to equity and market price movements and/or currency risks and provide exposure to markets and indexes.

A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security or index for a specified price at a future date. Certain Funds will only enter into futures contracts that are traded on a U.S. exchange and that are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant broker. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as a receivable or payable on the Statements of Assets and Liabilities. When the contracts are closed or expire, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and

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the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statements of Operations.

The primary risks associated with futures contracts are market risk, leverage risk and the absence of a liquid secondary market. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and may be required to continue to maintain the margin deposits on the futures contracts until the position expired or matured. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. The contracts included in the VIX Index historically have traded in “contango” markets, resulting in a roll cost, which could adversely affect the value of Shares of the S&P 500® Downside Hedged ETF. Futures have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures contracts, guarantees the futures against default. Risks may exceed amounts recognized in the Statements of Assets and Liabilities.

Q.

Call Options Purchased and Written - Certain Funds may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statements of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

R.

Put Options Purchased and Written - Certain Funds may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying portfolio securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statements of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively.

A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

S.

Swap Agreements - Certain Funds may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain, among other conditions, events of default and termination events, and various covenants and representations such as provisions that

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require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the futures commission merchant (“FCM”)) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statements of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statements of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statements of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to over-the-counter (“OTC”) derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty.

T.	Other Risks

Active Trading Risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Agency Debt Risk. Certain Funds may invest in debt issued by government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Instruments issued by government agencies generally are backed only by the general creditworthiness and reputation of the government agency issuing the instrument and are not backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

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Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, certain Funds currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between each Fund and conventional ETFs.

Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”) Risk. Certain Funds may invest in CLOs and CDOs. CLOs bear many of the same risks as other forms of asset-backed securities (“ABS”), including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches’’ that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Each Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Commercial Paper Risk. Certain Funds may invest in commercial paper. The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.

Commodity Pool Risk. S&P 500® Downside Hedged ETF’s investments in futures contracts has caused it to be deemed a commodity pool, thereby subjecting it to regulation under the Commodity Exchange Act and Commodity Futures Trading Commission (“CFTC”) rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage the Fund in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA subjects the Adviser to additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. Registration as a commodity pool may have negative effects on the ability of the Fund to engage in its planned investment program. Additionally, the Fund’s positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

Credit Risk. The issuer of instruments in which certain Funds invest may be unable to meet interest and/or principal payments. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. Even in the case of collateralized debt obligations, there is no assurance that the sale of collateral would raise enough cash to satisfy an issuer’s payment obligations or that the collateral can or will be liquidated.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Derivatives Risk. Derivatives involve risks different from, or possibly greater than, risks associated with other types of investments. Derivatives may be harder to value and may also be less tax efficient. To the extent that a Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. A Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company as well as regulatory changes.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability,

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uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Foreign Fixed-Income Investment Risk. For certain Funds, investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

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High Yield Securities (Junk Bond) Risk. Compared to higher quality debt securities, high yield debt securities (commonly referred to as “junk bonds”) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. They are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. High yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payment of interest and principal. The values of junk bond often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price.

Industry Concentration Risk. Certain Funds are concentrated to a significant degree in securities of issuers operating in a single industry or industry group. By concentrating its investments in an industry or industry group, such Funds may face more risks than if they were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which some Funds invest, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. “Duration risk” is related to interest rate risk; it refers to the risks associated with the sensitivity of a bond’s price to a one percent change in interest rates. Bonds with longer durations (i.e., a greater length of time until they reach maturity) face greater duration risk, meaning that they tend to exhibit greater volatility and are more sensitive to changes in interest rates than bonds with shorter durations. The Fund seeks to limit its exposure to interest rate risk and duration risk by constructing a portfolio of instruments that have an average duration of less than one year.

Investment Companies Risk. Because certain Funds may invest in ETFs and other investment companies, a Fund’s investment performance may depend on the investment performance of the funds in which it invests. An investment in an investment company is subject to the risks associated with that investment company. Certain Funds will pay indirectly a proportional share of the fees and expenses of the investment companies in which such Funds invest (including costs and fees of the investment companies), while continuing to pay their own management fee to the Adviser. As a result, shareholders will absorb duplicate levels of fees with respect to a Fund’s investments in other investment companies.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

LIBOR Risk. Certain Funds may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on a Fund or the instruments in which a Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to a Fund.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Management Risk. The Funds are subject to management risk because they are actively managed portfolios. In managing a Fund’s portfolio securities, the Adviser or a sub-adviser (as applicable and as set forth below), applies investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

Market Risk. The Funds’ holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the holdings in a Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Mortgage-Backed and Asset-Backed Securities Risk. For certain Funds, investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value. In addition, TBA transactions involve the risk that the securities received may be less favorable

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than what was anticipated by the Fund when entering into the TBA transaction and counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

Non-Diversified Fund Risk. Because each Fund (except Active U.S. Real Estate ETF, High Yield Bond Factor ETF, S&P 500® Downside Hedged ETF, Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase each Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on each Fund’s performance.

Portfolio Size Risk. Under normal market conditions, certain Funds typically will hold a small number of positions (approximately 10-20 Underlying Funds). To the extent that a significant portion of a Fund’s total assets is invested in a limited number of holdings, the appreciation or depreciation of any one Underlying Fund may have a greater impact on such Fund’s NAV than it would if the Fund held a greater number of constituents.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their respective portfolio securities, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate may increase a fund’s transaction costs it may also generate a greater amount of taxable capital gain distributions to the fund’s shareholders. Funds that engage in TBA transactions are also subject to portfolio turnover risk.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Risk of Investing in Loans. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. A Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. A Fund is also subject to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of a Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. Thus, to the extent a Fund effects redemptions in cash, the Fund is subject to the risk of selling other investments or taking other actions necessary to raise cash to meet its redemption obligations.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Tax Risk. There is no guarantee that the income from certain Funds will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

To-Be-Announced (TBA) Transactions Risk. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose a Fund to potential loss and could affect the Fund’s returns.

U.S. Government Obligation Risk. Certain Funds may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith

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and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services, and for each Fund (except S&P 500® Downside Hedged ETF), oversight of Invesco Advisers, Inc., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”).

Pursuant to an Investment Advisory Agreement, each Fund (except Ultra Short Duration ETF) accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Affiliated Sub-Advisers for each Fund (except S&P 500® Downside Hedged ETF), and for each Fund the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
Active U.S. Real Estate ETF	0.35%

Balanced Multi-Asset Allocation ETF	0.05%

Conservative Multi-Asset Allocation ETF	0.05%

Growth Multi-Asset Allocation ETF	0.05%

High Yield Bond Factor ETF	0.39%

Moderately Conservative Multi-Asset Allocation ETF	0.05%

S&P 500® Downside Hedged ETF	0.39%

Total Return Bond ETF	0.50%

Variable Rate Investment Grade ETF	0.30%

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Pursuant to another Investment Advisory Agreement, Ultra Short Duration ETF accrues daily and pays monthly to the Adviser an annual management fee equal to 0.20% of the Fund’s average daily net assets. Ultra Short Duration ETF is responsible for all of its own expenses, including its management fee, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Independent Trustees, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

The Adviser has entered into an Investment Sub-Advisory Agreement with the Affiliated Sub-Advisers for each Fund (except S&P 500® Downside Hedged ETF). The sub-advisory fee for these Funds is paid by the Adviser to the Affiliated Sub-Advisers at 40% of the Adviser’s compensation of the sub-advised assets of each Fund.

The Adviser has contractually agreed to waive fees and/or pay Fund expenses for Ultra Short Duration ETF to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) from exceeding 0.27% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2023.

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2021, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Active U.S. Real Estate ETF	$34

Balanced Multi-Asset Allocation ETF	2

Conservative Multi-Asset Allocation ETF	2

Growth Multi-Asset Allocation ETF	1

High Yield Bond Factor ETF*	156

Moderately Conservative Multi-Asset Allocation ETF	1

S&P 500® Downside Hedged ETF	15,020

Total Return Bond ETF	-

Ultra Short Duration ETF	-

Variable Rate Investment Grade ETF	902

*	For the period November 30, 2020 (commencement of investment operations) through October 31, 2021.

The fees waived and/or expenses borne by the Adviser for Ultra Short Duration ETF pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

There are no amounts available for potential recapture by the Adviser as of October 31, 2021.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended October 31, 2021, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Active U.S. Real Estate ETF	$16,485
S&P 500® Downside Hedged ETF	52,230

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

113

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended October 31, 2021, the following Fund engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains*
Active U.S. Real Estate ETF	$-	$559,381	$12,033
S&P 500® Downside Hedged ETF	-	854	64

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021, for each Fund (except for Ultra Short Duration ETF). As of October 31, 2021, all of the securities in Ultra Short Duration ETF were valued based on Level 2 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Active U.S. Real Estate ETF

Investments in Securities

Common Stocks & Other Equity Interests	$130,072,917	$-	$-	$130,072,917

Money Market Funds	12,688	1,516,248	-	1,528,936

Total Investments	$130,085,605	$1,516,248	$-	$131,601,853

Balanced Multi-Asset Allocation ETF

Investments in Securities

Affiliated Issuers	$21,765,860	$-	$-	$21,765,860

Money Market Funds	125	1,870,473	-	1,870,598

Total Investments	$21,765,985	$1,870,473	$-	$23,636,458

Conservative Multi-Asset Allocation ETF

Investments in Securities

Affiliated Issuers	$13,908,364	$-	$-	$13,908,364

Money Market Funds	-	2,052,844	-	2,052,844

Total Investments	$13,908,364	$2,052,844	$-	$15,961,208

Growth Multi-Asset Allocation ETF

Investments in Securities

Affiliated Issuers	$19,394,846	$-	$-	$19,394,846

Money Market Funds	-	1,235,919	-	1,235,919

Total Investments	$19,394,846	$1,235,919	$-	$20,630,765

114

	Level 1	Level 2	Level 3	Total

High Yield Bond Factor ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$40,343,648	$-	$40,343,648

U.S. Treasury Securities	-	77,988	-	77,988

Money Market Funds	242,352	4,729,167	-	4,971,519

Total Investments in Securities	242,352	45,150,803	-	45,393,155

Other Investments - Assets*

Futures Contracts	17,441	-	-	17,441

Swap Agreements	-	853	-	853

	17,441	853	-	18,294

Other Investments - Liabilities*

Futures Contracts	(81,246)	-	-	(81,246)

Total Other Investments	(63,805)	853	-	(62,952)

Total Investments	$178,547	$45,151,656	$-	$45,330,203

Moderately Conservative Multi-Asset Allocation ETF

Investments in Securities

Affiliated Issuers	$18,236,327	$-	$-	$18,236,327

Money Market Funds	-	2,522,117	-	2,522,117

Total Investments	$18,236,327	$2,522,117	$-	$20,758,444

S&P 500® Downside Hedged ETF

Investments in Securities

Common Stocks & Other Equity Interests	$153,299,041	$-	$-	$153,299,041

Money Market Funds	78,548,777	156,070	-	78,704,847

Total Investments in Securities	231,847,818	156,070	-	232,003,888

Other Investments - Assets*

Futures Contracts	3,028,435	-	-	3,028,435

Other Investments - Liabilities*

Futures Contracts	(191,842)	-	-	(191,842)

Total Other Investments	2,836,593	-	-	2,836,593

Total Investments	$234,684,411	$156,070	$-	$234,840,481

115

	Level 1	Level 2	Level 3	Total

Total Return Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$530,949,279	$3,232,040	$534,181,319

Asset-Backed Securities	-	210,509,526	-	210,509,526

U.S. Government Sponsored Agency Mortgage-Backed Securities	-	96,304,003	-	96,304,003

U.S. Treasury Securities	-	30,617,716	-	30,617,716

Preferred Stocks	404,312	6,130,727	-	6,535,039

U.S. Government Sponsored Agency Securities	-	3,084,872	-	3,084,872

Municipal Obligations	-	2,993,755	-	2,993,755

Agency Credit Risk Transfer Notes	-	1,253,582	-	1,253,582

Non-U.S. Dollar Denominated Bonds & Notes	-	474,022	-	474,022

Options Purchased	1,132,725	478,292	-	1,611,017

Money Market Funds	-	71,465,661	-	71,465,661

Total Investments in Securities	1,537,037	954,261,435	3,232,040	959,030,512

Other Investments - Assets*

Forward Foreign Currency Contracts	-	14,707	-	14,707

Futures Contracts	1,757,102	-	-	1,757,102

Swap Agreements	-	71,657	-	71,657

	1,757,102	86,364	-	1,843,466

Other Investments - Liabilities*

Forward Foreign Currency Contracts	-	(3,107)	-	(3,107)

Futures Contracts	(474,568)	-	-	(474,568)

Options Written	(110,580)	(28,214)	-	(138,794)

	(585,148)	(31,321)	-	(616,469)

Total Other Investments	1,171,954	55,043	-	1,226,997

Total Investments	$2,708,991	$954,316,478	$3,232,040	$960,257,509

Variable Rate Investment Grade ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$251,546,097	$-	$251,546,097

Asset-Backed Securities	-	74,201,304	-	74,201,304

Agency Credit Risk Transfer Notes	-	71,748,169	-	71,748,169

U.S. Treasury Securities	-	49,503,497	-	49,503,497

U.S. Government Sponsored Agency Mortgage-Backed Securities	-	27,097,109	-	27,097,109

Money Market Funds	178,982	11,030,180	-	11,209,162

Total Investments	$178,982	$485,126,356	$-	$485,305,338

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 6–Derivative Investments

The Funds may enter into an ISDA Master Agreement under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Funds do not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statements of Assets and Liabilities.

116

Value of Derivative Investments at Period-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2021:

	Value
	High Yield Bond Factor ETF			S&P 500® Downside Hedged ETF	Total Return Bond ETF
Derivative Assets	Credit Risk	Interest Rate Risk	Total	Equity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on forward foreign currency contracts outstanding(a)	$-	$-	$-	$-	$-	$14,707	$-	$-	$14,707
Unrealized appreciation on futures contracts– Exchange-Traded(b)	-	17,441	17,441	3,028,435	-	-	-	1,757,102	$1,757,102
Unrealized appreciation on swap agreements– Centrally Cleared	853	-	853	-	71,657	-	-	-	$71,657
Purchased options, at value - Exchange-Traded	-	-	-	-	-	-	1,132,725	-	$1,132,725
Purchased options, at value – OTC	-	-	-	-	-	478,292	-	-	$478,292

Total Derivative Assets	853	17,441	18,294	3,028,435	71,657	492,999	1,132,725	1,757,102	3,454,483

Derivatives not subject to master netting agreements	(853)	(17,441)	(18,294)	(3,028,435)	(71,657)	-	(1,132,725)	(1,757,102)	(2,961,484)

Total Derivative Assets subject to master netting agreements	$-	$-	$-	$-	$-	$492,999	$-	$-	$492,999

117

	Value
	High Yield Bond Factor ETF			S&P 500® Downside Hedged ETF	Total Return Bond ETF
Derivative Liabilities	Credit Risk	Interest Rate Risk	Total	Equity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on forward foreign currency contracts outstanding(a)	$-	$-	$-	$-	$-	$(3,107)	$-	$-	$(3,107)
Unrealized depreciation on futures contracts– Exchange-Traded(b)	-	(81,246)	(81,246)	(191,842)	-	-	-	(474,568)	$(474,568)
Options written, at value - Exchange-Traded	-	-	-	-	-	-	(110,580)	-	$(110,580)
Options written, at value – OTC	-	-	-	-	-	(28,214)	-	-	$(28,214)

Total Derivative Liabilities	-	(81,246)	(81,246)	(191,842)	-	(31,321)	(110,580)	(474,568)	(616,469)

Derivatives not subject to master netting agreements	-	81,246	81,246	191,842	-	-	110,580	474,568	585,148

Total Derivative Liabilities subject to master netting agreements	$-	$-	$-	$-	$-	$(31,321)	$-	$-	$(31,321)

(a)

Values are disclosed on the Statements of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.

(b)

Except for Total Return Bond ETF, values are disclosed on the Statements of Assets and Liabilities under the caption Unrealized appreciation on futures contracts and Unrealized depreciation on futures contracts. For Total Return Bond ETF, values include cumulative appreciation (depreciation) on futures contracts. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Funds’ exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2021:

Total Return Bond ETF

	Financial Derivative Assets			Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Options Purchased	Total Assets	Forward foreign currency contracts	Options Written	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Goldman Sachs International	$–	$478,292	$478,292	$–	$(28,214)	$(28,214)	$450,078	$-	$-	$450,078
RBC Capital Markets LLC	14,707	–	14,707	–	–	–	14,707	-	-	14,707
Virtu Financial BD LLC	–	–	–	(3,107)	–	(3,107)	(3,107)	-	-	(3,107)

Total	$14,707	$478,292	$492,999	$(3,107)	$(28,214)	$(31,321)	$461,678	$-	$-	$461,678

118

Effect of Derivative Investments for the Fiscal Year Ended October 31, 2021

The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
	High Yield Bond Factor ETF			S&P 500® Downside Hedged ETF
	Credit	Interest		Equity
	Risk	Rate Risk	Total	Risk

Realized Gain (Loss):

Forward foreign currency contracts	$-	$-	$-	$-

Futures contracts	-	(17,142)	(17,142)	(7,900,023)

Options written	-	-	-	-

Swap agreements	24,080	-	24,080	-

Change in Net Unrealized Appreciation (Depreciation):

Forward foreign currency contracts	-	-	-	-

Futures contracts	-	(63,805)	(63,805)	2,836,593

Options written	-	-	-	-

Swap agreements	853	-	853	-

Total	$24,933	$(80,947)	$(56,014)	$(5,063,430)

	Location of Gain (Loss) on Statements of Operations
	Total Return Bond ETF
	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):

Forward foreign currency contracts	$-	$11,915	$-	$-	$11,915

Futures contracts	-	-	-	7,420,975	7,420,975

Options written	-	-	(12,215)	-	(12,215)

Swap agreements	620,143	-	-	-	620,143

Change in Net Unrealized Appreciation (Depreciation):

Forward foreign currency contracts	-	(8,111)	-	-	(8,111)

Futures contracts	-	-	-	15,783	15,783

Options written	-	11,324	8,713	-	20,037

Swap agreements	59,798	-	-	-	59,798

Total	$679,941	$15,128	$(3,502)	$7,436,758	$8,128,325

The table below summarizes the average notional value of derivatives held during the period.

	Average Notional Value
	High Yield Bond Factor ETF	S&P 500® Downside Hedged ETF	Total Return Bond ETF

Forward foreign currency contracts	$-	$-	$1,506,161

Futures contracts	6,233,829	61,481,559	261,013,358

Options purchased	-	-	17,159,115

Options written	-	-	15,088,192

Swap agreements	573,636	-	9,410,153

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020:

	2021	2020
	Ordinary	Ordinary	Long-Term	Return of
	Income*	Income*	Capital Gains	Capital

Active U.S. Real Estate ETF	$2,872,518	$3,410,344	$-	$-

Balanced Multi-Asset Allocation ETF	245,687	197,961	84,007	-

Conservative Multi-Asset Allocation ETF	237,183	242,889	3,507	-

Growth Multi-Asset Allocation ETF	221,953	275,551	17,757	-

High Yield Bond Factor ETF**	1,401,608	-	-	-

119

	2021	2020
	Ordinary	Ordinary	Long-Term	Return of
	Income*	Income*	Capital Gains	Capital

Moderately Conservative Multi-Asset Allocation ETF	$157,476	$281,238	$57,855	$-

S&P 500® Downside Hedged ETF	849,261	482,030	-	-

Total Return Bond ETF	23,394,492	7,483,301	-	-

Ultra Short Duration ETF	19,527,454	46,470,837	401,970	-

Variable Rate Investment Grade ETF	3,754,424	6,538,546	-	508,191

*	Includes short-term capital gain distributions, if any.
**	For the period November 30, 2020 (commencement of investment operations) through October 31, 2021.

Tax Components of Net Assets at Fiscal Year-End:

					Net	Net
				Net	Unrealized	Unrealized
				Unrealized	Appreciation	Appreciation
	Undistributed	Undistributed	Temporary	Appreciation	(Depreciation)-	(Depreciation)-		Shares of
	Ordinary	Long-Term	Book/Tax	(Depreciation)-	Other	Foreign	Capital Loss	Beneficial	Total
	Income	Capital Gains	Differences	Investments	Investments	Currencies	Carryforwards	Interest	Net Assets
Active U.S. Real Estate ETF	$-	$-	$-	$17,691,241	$-	$-	$(5,941,529)	$118,343,967	$130,093,679
Balanced Multi- Asset Allocation ETF	68,863	-	-	1,836,166	-	-	(91,252)	19,953,521	$21,767,298
Conservative Multi- Asset Allocation ETF	70,611	3,065	-	160,349	-	-	-	13,675,760	$13,909,785
Growth Multi- Asset Allocation ETF	43,988	-	-	2,165,177	-	-	(134,779)	17,322,231	$19,396,617
High Yield Bond Factor ETF	175,520	-	-	271,891	(62,952)	-	-	41,106,818	$41,491,277
Moderately Conservative Multi- Asset Allocation ETF	70,195	-	-	783,402	-	-	(39,425)	17,422,987	$18,237,159
S&P 500® Downside Hedged ETF	29,228	-	-	(2,836,593)	2,836,593	-	(52,067,711)	302,415,934	$250,377,451
Total Return Bond ETF	764,269	-	89,414	2,203,915	1,385,828	4,487	-	992,158,696	$996,606,609
Ultra Short Duration ETF	219,567	-	(32,564)	1,792,573	-	(76)	(490,425)	2,940,739,144	$2,942,228,219

120

					Net	Net
				Net	Unrealized	Unrealized
				Unrealized	Appreciation	Appreciation
	Undistributed	Undistributed	Temporary	Appreciation	(Depreciation)-	(Depreciation)-		Shares of
	Ordinary	Long-Term	Book/Tax	(Depreciation)-	Other	Foreign	Capital Loss	Beneficial	Total
	Income	Capital Gains	Differences	Investments	Investments	Currencies	Carryforwards	Interest	Net Assets
Variable Rate Investment Grade ETF	$-	$-	$-	$2,595,712	$-	$-	$(5,510,236)	$474,566,799	$471,652,275

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of October 31, 2021, as follows:

	No expiration
	Short-Term	Long-Term	Total*

Active U.S. Real Estate ETF	$4,234,034	$1,707,495	$5,941,529

Balanced Multi-Asset Allocation ETF	77,944	13,308	91,252

Conservative Multi-Asset Allocation ETF	-	-	-

Growth Multi-Asset Allocation ETF	109,222	25,557	134,779

High Yield Bond Factor ETF	-	-	-

Moderately Conservative Multi-Asset Allocation ETF	38,419	1,006	39,425

S&P 500® Downside Hedged ETF	361,387	51,706,324	52,067,711

Total Return Bond ETF	-	-	-

Ultra Short Duration ETF	490,425	-	490,425

Variable Rate Investment Grade ETF	1,315,184	4,195,052	5,510,236

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

For the fiscal year ended October 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Active U.S. Real Estate ETF	$94,178,979	$89,391,903

Balanced Multi-Asset Allocation ETF	4,033,442	3,919,191

Conservative Multi-Asset Allocation ETF	3,320,774	3,273,119

Growth Multi-Asset Allocation ETF	3,237,707	3,145,970

High Yield Bond Factor ETF*	46,163,020	17,429,962

Moderately Conservative Multi-Asset Allocation ETF	2,666,482	2,598,979

S&P 500® Downside Hedged ETF	665,285,357	600,260,451

Total Return Bond ETF	1,850,009,204	1,324,156,794

Ultra Short Duration ETF	1,058,955,906	1,065,683,272

Variable Rate Investment Grade ETF	183,792,896	136,623,048

*	For the period November 30, 2020 (commencement of investment operations) through October 31, 2021.

For the fiscal year ended October 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales

Active U.S. Real Estate ETF	$34,434,071	$21,839,893

Balanced Multi-Asset Allocation ETF	14,509,587	3,279,934

Conservative Multi-Asset Allocation ETF	26,932,716	21,460,554

Growth Multi-Asset Allocation ETF	12,080,850	952,614

High Yield Bond Factor ETF*	11,578,854	-

121

	In-kind	In-kind
	Purchases	Sales

Moderately Conservative Multi-Asset Allocation ETF	$14,471,910	$1,285,920

S&P 500® Downside Hedged ETF	122,235,613	58,966,875

Total Return Bond ETF	-	-

Ultra Short Duration ETF	-	-

Variable Rate Investment Grade ETF	-	-

*	For the period November 30, 2020 (commencement of investment operations) through October 31, 2021.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
	Appreciation	(Depreciation)	Appreciation	Cost

Active U.S. Real Estate ETF	$20,197,867	$(2,506,626)	$17,691,241	$113,910,612

Balanced Multi-Asset Allocation ETF	1,930,491	(94,325)	1,836,166	21,800,292

Conservative Multi-Asset Allocation ETF	209,399	(49,050)	160,349	15,800,859

Growth Multi-Asset Allocation ETF	2,238,420	(73,243)	2,165,177	18,465,588

High Yield Bond Factor ETF	693,039	(484,100)	208,939	45,121,264

Moderately Conservative Multi-Asset Allocation ETF	824,963	(41,561)	783,402	19,975,042

S&P 500® Downside Hedged ETF	10,617,709	(10,617,709)	-	234,840,481

Total Return Bond ETF	13,566,233	(9,976,490)	3,589,743	956,667,766

Ultra Short Duration ETF	4,747,195	(2,954,622)	1,792,573	2,946,364,907

Variable Rate Investment Grade ETF	2,788,305	(192,593)	2,595,712	482,709,626

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distributions, paydowns, excise taxes, defaulted bonds, foreign currency transactions, hybrid securities and swap agreements, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2021, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income (Loss)	Realized Gain (Loss)	Beneficial Interest

Active U.S. Real Estate ETF	$1,120,327	$(3,957,102)	$2,836,775

Balanced Multi-Asset Allocation ETF	9,624	(475,423)	465,799

Conservative Multi-Asset Allocation ETF	14,930	(524,988)	510,058

Growth Multi-Asset Allocation ETF	7,456	(301,715)	294,259

High Yield Bond Factor ETF	8,319	(4,859)	(3,460)

Moderately Conservative Multi-Asset Allocation ETF	6,297	(134,940)	128,643

S&P 500® Downside Hedged ETF	(9,215)	7,801	1,414

Total Return Bond ETF	81,569	(313,273)	231,704

Ultra Short Duration ETF	123,317	(123,317)	-

Variable Rate Investment Grade ETF	200,322	(6,343)	(193,979)

NOTE 10–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee (except for Ultra Short Duration ETF), pays for such compensation for each Fund. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

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NOTE 11–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. For Active U.S. Real Estate ETF, Balanced Multi-Asset Allocation ETF, Conservative Multi-Asset Allocation ETF, Growth Multi-Asset Allocation ETF and Moderately Conservative Multi-Asset Allocation ETF, such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of the Fund on the transaction date. For High Yield Bond Factor ETF, Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF, Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. For S&P 500® Downside Hedged ETF, Creation Units are issued and redeemed partially in exchange for the deposit or delivery of cash and partially in exchange for Deposit Securities. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

123

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust and Shareholders of each of the ten Funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (ten of the funds constituting Invesco Actively Managed Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund

Invesco Active U.S. Real Estate ETF(1)	–

Invesco Balanced Multi-Asset Allocation ETF (2)	–

Invesco Conservative Multi-Asset Allocation ETF(2)	–

Invesco Growth Multi-Asset Allocation ETF(2)	–

Invesco High Yield Bond Factor ETF(5)	–

Invesco Moderately Conservative Multi-Asset Allocation ETF(2)	–

Invesco S&P 500 Downside Hedged ETF(1)	–

Invesco Total Return Bond ETF(3)	Guggenheim Total Return Bond ETF

Invesco Ultra Short Duration ETF(4)	Guggenheim Ultra Short Duration ETF

Invesco Variable Rate Investment Grade ETF(1)	–

(1) Statement of operations for the year ended October 31, 2021, statement of changes in net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021

(2) Statement of operations for the year ended October 31, 2021, statement of changes in net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the four years in the period ended October 31, 2021 and for the period February 21, 2017 (commencement of investment operations) through October 31, 2017

(3) Statement of operations for the year ended October 31, 2021, statement of changes in net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the three years in the period ended October 31, 2021, for the period September 1, 2018 through October 31, 2018 and for the year ended August 31, 2018

(4) Statement of operations for the year ended October 31, 2021, statement of changes in net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the three years in the period ended October 31, 2021, for the period June 1, 2018 through October 31, 2018 and for the year ended May 31, 2018

(5) Statements of operations and changes in net assets and the financial highlights for the period November 30, 2020 (commencement of investment operations) through October 31, 2021

The financial statements and financial highlights of the Invesco Total Return Bond ETF (Predecessor Fund: Guggenheim Total Return Bond ETF) as of and for the year ended August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 30, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

The financial statements and financial highlights of the Invesco Ultra Short Duration ETF (Predecessor Fund: Guggenheim Ultra Short Duration ETF) as of and for the year ended May 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 31, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

124

Report of Independent Registered Public Accounting Firm–(continued)

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 22, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

125

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Actively Managed Exchange-Traded Fund Trust (excluding Invesco Ultra Short Duration ETF), you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). As a shareholder of the Invesco Ultra Short Duration ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

In addition to the fees and expenses which the Invesco Balanced Multi-Asset Allocation ETF, Invesco Conservative Multi-Asset Allocation ETF, Invesco Growth Multi-Asset Allocation ETF, Invesco Moderately Conservative Multi-Asset Allocation ETF and Invesco S&P 500® Downside Hedged ETF (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	May 1, 2021	October 31, 2021	Six-Month Period	Six-Month Period(1)
Invesco Active U.S. Real Estate ETF (PSR)
Actual	$1,000.00	$1,108.60	0.35%	$1.86

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

126

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	May 1, 2021	October 31, 2021	Six-Month Period	Six-Month Period(1)

Invesco Balanced Multi-Asset Allocation ETF (PSMB)

Actual	$1,000.00	$1,055.60	0.05%	$0.26

Hypothetical (5% return before expenses)	1,000.00	1,024.95	0.05	0.26

Invesco Conservative Multi-Asset Allocation ETF (PSMC)

Actual	1,000.00	1,033.20	0.05	0.26

Hypothetical (5% return before expenses)	1,000.00	1,024.95	0.05	0.26

Invesco Growth Multi-Asset Allocation ETF (PSMG)

Actual	1,000.00	1,067.00	0.05	0.26

Hypothetical (5% return before expenses)	1,000.00	1,024.95	0.05	0.26

Invesco High Yield Bond Factor ETF (IHYF)

Actual	1,000.00	1,019.10	0.41	2.09

Hypothetical (5% return before expenses)	1,000.00	1,023.14	0.41	2.09

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)

Actual	1,000.00	1,046.20	0.05	0.26

Hypothetical (5% return before expenses)	1,000.00	1,024.95	0.05	0.26

Invesco S&P 500® Downside Hedged ETF (PHDG)

Actual	1,000.00	1,046.90	0.39	2.01

Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99

Invesco Total Return Bond ETF (GTO)

Actual	1,000.00	1,013.60	0.50	2.54

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

Invesco Ultra Short Duration ETF (GSY)

Actual	1,000.00	1,000.40	0.22	1.11

Hypothetical (5% return before expenses)	1,000.00	1,024.10	0.22	1.12

Invesco Variable Rate Investment Grade ETF (VRIG)

Actual	1,000.00	1,003.70	0.30	1.52

Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

127

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Qualified Short Term Gains
Invesco Active U.S. Real Estate ETF	65%	0%	0%	0%	0%	0%	$-

Invesco Balanced Multi-Asset Allocation ETF	0%	5%	3%	0%	0%	0%	-

Invesco Conservative Multi-Asset Allocation ETF	1%	11%	1%	0%	0%	0%	-

Invesco Growth Multi-Asset Allocation ETF	0%	7%	5%	0%	0%	0%	-

Invesco High Yield Bond Factor ETF	0%	0%	0%	0%	88%	76%	3,769

Invesco Moderately Conservative Multi-Asset Allocation ETF	0%	3%	2%	0%	0%	0%	-

Invesco S&P 500® Downside Hedged ETF	0%	0%	0%	0%	0%	0%	-

Invesco Total Return Bond ETF	0%	3%	2%	9%	73%	76%	10,224,916

Invesco Ultra Short Duration ETF	0%	0%	0%	0%	95%	72%	-

Invesco Variable Rate Investment Grade ETF	0%	1%	1%	1%	99%	85%	-

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

128

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of October 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

129

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	234	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

130

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	234	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

131

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2008	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

132

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	234	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and
					Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

133

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	234	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2008	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

134

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

135

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

136

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

137

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

138

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-10	invesco.com/ETFs

Invesco Annual Report to Shareholders October 31, 2021 IVDG Invesco Focused Discovery Growth ETF IVRA Invesco Real Assets ESG ETF IVSG Invesco Select Growth ETF IVLC Invesco US Large Cap Core ESG ETF

2

The Market Environment

Domestic Equity

US equity markets posted gains in the fourth quarter of 2020, as positive news on coronavirus (“COVID-19”) vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter of 2020. However, stocks were buoyed by the US Federal Reserve’s (the Fed’s) pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.74%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that the US GDP grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September 2021,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. In October 2021, investor sentiment improved as many S&P 500 index companies met or exceeded earnings expectations and the index hit new record highs. For the fiscal year, the S&P 500 Index returned 42.91%.4

[1]	Source: US Department of the Treasury
[2]	Source: US Bureau of Economic Analysis
[3]	Source: US Bureau of Labor Statistics, July 13, 2021
[4]	Source: Lipper Inc.

3

IVDG	Management’s Discussion of Fund Performance
Invesco Focused Discovery Growth ETF (IVDG)

The Invesco Focused Discovery Growth ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks capital appreciation. The Fund operates pursuant to an exemptive order from the SEC (the “Order”) and is not required to publicly disclose its complete portfolio holdings each day that the Fund is open (a “Business Day”). Instead, the Fund publishes each Business Day on its website a “Substitute Basket,” which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio. The Substitute Basket often will include a significant percentage of the securities held in the Fund’s portfolio, but it will exclude (or modify the weightings of) certain securities held in the Fund’s portfolio, such as those securities that the Fund’s portfolio managers are actively looking to purchase or sell, or securities which, if disclosed, could increase the risk of front-running or free-riding. The Substitute Basket may also include cash.

The Fund seeks to achieve its investment objective by investing primarily in exchange-traded common stocks of U.S. companies that Invesco Advisers, Inc. (the “Sub-Adviser”) expects to have above average growth rates. The Fund seeks to invest in newer companies or in more established companies that are in the early growth phase of their business cycle, which is typically marked by above average growth rates. The Fund may invest in securities of issuers of all capitalization sizes; however, it will primarily hold securities of mid-capitalization issuers. The Fund defines mid-capitalization issuers as those issuers that are within the range of market capitalizations of the Russell Midcap® Growth Index. This range is subject to change at any time due to market activity or changes in the composition of that index. The Fund measures a company’s capitalization at the time the Fund buys a security and is not required to sell a security if the issuer’s capitalization moves outside of the Fund’s definition of mid-capitalization issuers. The Fund may invest up to 25% of its net assets in common stock of foreign issuers, including up to 10% of its net assets in emerging markets countries, i.e., those that are in the early stages of their industrial cycles. The Fund may make such investment in common stock of foreign issuers by either: (i) investing directly in common stock listed on a foreign exchange that trades on such exchange contemporaneously with the Fund’s Shares (currently limited to Canada and Mexico); or (ii) investing in exchange-traded American depositary receipts (“ADRs”) representing common stock trading on any foreign exchange that trades contemporaneously with the Shares.

During the fiscal period from the Fund’s inception (December 22, 2020) through October 31, 2021, on a market price basis, the Fund returned 16.61%. On a net asset value (“NAV”) basis, the Fund returned 16.53%. During the same time period, the Russell Midcap® Growth Index (the ”Benchmark Index”) returned 14.92%.

The Fund’s outperformance relative to the Benchmark Index is primarily due to the Fund’s active security selection, which was partially offset by fund fees and transaction costs. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the market for U.S. mid cap growth stocks.

For the fiscal period ended October 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the healthcare sector. The real estate sector detracted most significantly from the Fund’s return, followed by the consumer discretionary sector.

Positions that contributed most significantly to the Fund’s return included Generac Holdings Inc., an industrials company (portfolio average weight of 2.96%), and EPAM Systems, Inc., an information technology company (portfolio average weight of 2.89%). The position that detracted most significantly from the Fund’s return was Trade Desk, Inc., Class A, an information technology company (no longer held at period end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Information Technology	35.83
Health Care	20.85
Industrials	14.49
Consumer Discretionary	10.76
Financials	10.74
Sector Types Each Less Than 3%	5.90
Money Market Funds Plus Other Assets Less Liabilities	1.43

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Monolithic Power Systems, Inc.	3.78
Generac Holdings, Inc.	3.76
EPAM Systems, Inc.	3.67
Synopsys, Inc.	3.60
IDEXX Laboratories, Inc.	3.34
MSCI, Inc.	3.21
HubSpot, Inc.	3.20
Charles River Laboratories International, Inc.	3.07
West Pharmaceutical Services, Inc.	2.91
Globant S.A.	2.83
Total	33.37

*	Excluding money market fund holdings.

4

Invesco Focused Discovery Growth ETF (IVDG) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

Fund Inception
Index	Cumulative
Russell Midcap® Growth Index	14.92%
Fund
NAV Return	16.53
Market Price Return	16.61

Fund Inception: December 22, 2020

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, as supplemented to date, the Fund’s expense ratio of 0.59% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

5

IVRA	Management’s Discussion of Fund Performance
Invesco Real Assets ESG ETF (IVRA)

The Invesco Real Assets ESG ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks capital appreciation with a secondary objective of current income. The Fund operates pursuant to an exemptive order from the SEC (the “Order”) and is not required to publicly disclose its complete portfolio holdings each day that the Fund is open (a “Business Day”). Instead, the Fund publishes each Business Day on its website a “Tracking Basket,” which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio. The Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings (“Strategy Components”); (2) ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the Fund invests (“Representative ETFs”); and (3) cash and cash equivalents.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in exchange-traded equity securities of “real assets” companies (as identified below). The “real assets” companies in which the Fund invests are located in North America and must meet high environmental, social and governance (“ESG”) standards, as determined by the Fund’s sub-adviser, Invesco Adviser’s Inc. (the “Sub-Adviser”), through the process described below. Real assets are characterized by having physical attributes, including real estate, infrastructure, natural resources and timber. The Sub-Adviser considers “real assets” companies to be those that are either principally engaged in real estate, infrastructure, natural resources or timber industries, or support such businesses, and it anticipates focusing the Fund’s investments in such industries. In selecting equity securities for the Fund, the Sub-Adviser uses fundamental analysis to identify securities that adhere to ESG principles described herein and are viewed to have relatively favorable long-term prospects. Some of the factors that the Sub-Adviser considers include, but are not limited to: assessment of long-term fundamental growth, sustainable dividends, attractive physical and locational attributes and capital structure viability. As a result of that analysis, the portfolio managers generally favor companies with a balanced mix of the factors above. The Sub-Adviser will consider selling a security when it no longer meets the investment criteria, or a more attractive alternative is identified. The Fund may invest in companies of any market capitalization. The Fund may invest up to 25% of its net assets in common stock of foreign issuers, including up to 10% of its net assets in emerging markets countries, i.e., those that are in the early stages of their industrial cycles. The Fund may make such investment in common stock of foreign issuers by either: (i) investing directly in common stock listed on a foreign exchange that trades on such exchange contemporaneously with the Fund’s Shares (currently limited to Canada and Mexico); or (ii) investing in exchange-traded American depositary receipts (“ADRs”) representing common stock trading on any foreign exchange that trades contemporaneously with the Shares.

During the fiscal period from the Fund’s inception (December 22, 2020) through October 31, 2021, on a market price basis, the Fund returned 32.53%. On a net asset value (“NAV”) basis, the Fund returned 32.40%. During this same time period, the S&P U.S., Canada & Mexico Real Assets Equity Index returned 31.47% and the S&P 500® Index returned 26.40% (collectively, the “Benchmark Indexes”).

The Fund’s outperformance, relative to the S&P U.S., Canada & Mexico Real Assets Equity Index, is primarily due to the Fund’s active security selection, which was partially offset by fund fees and transaction costs. The S&P U.S., Canada & Mexico Real Assets Equity Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the global property, infrastructure, natural resources, and timber and forestry market in the U.S., Canada and Mexico.

The Fund’s outperformance, relative to the S&P 500® Index, is primarily due to the Fund’s active security selection, which was partially offset by fund fees and transaction costs. The S&P 500® Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

For the fiscal period ended October 31, 2021, the real estate sector contributed most significantly to the Fund’s return, followed by the energy sector. There were no detracting sectors during this time period.

Positions that contributed most significantly to the Fund’s return included Prologis, Inc., a real estate company (portfolio average weight of 5.89%), and Simon Property Group, Inc., a real estate company (portfolio average weight of 2.64%). The position that detracted most significantly from the Fund’s return was FMC Corp., a materials company (portfolio average weight of 2.35%), and Agnico Eagle Mines Ltd., a materials company (portfolio average weight of 1.44%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Real Estate	51.69
Energy	22.59
Materials	12.73
Utilities	10.58
Sector Types Each Less Than 3%	1.72
Money Market Funds Plus Other Assets Less Liabilities	0.69

6

Invesco Real Assets ESG ETF (IVRA) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Prologis, Inc.	6.80
Enbridge, Inc.	5.36
American Tower Corp.	4.10
American Water Works Co., Inc.	3.39
Consolidated Edison, Inc.	3.31
Pembina Pipeline Corp.	3.22
Cheniere Energy, Inc.	3.18
ONEOK, Inc.	3.17
UDR, Inc.	2.84
Simon Property Group, Inc.	2.78
Total	38.15

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

Fund Inception
Index	Cumulative
S&P U.S., Canada & Mexico Real Assets Equity Index	31.47%
S&P 500® Index	26.40
Fund
NAV Return	32.40
Market Price Return	32.53

7

Invesco Real Assets ESG ETF (IVRA) (continued)

Fund Inception: December 22, 2020

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, as supplemented to date, the Fund’s expense ratio of 0.59% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

8

IVSG	Management’s Discussion of Fund Performance
Invesco Select Growth ETF (IVSG)

The Invesco Select Growth ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks long-term capital appreciation. The Fund operates pursuant to an exemptive order from the SEC (the “Order”) and is not required to publicly disclose its complete portfolio holdings each day that the Fund is open (a “Business Day”). Instead, the Fund publishes each Business Day on its website a “Substitute Basket,” which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio. The Substitute Basket often will include a significant percentage of the securities held in the Fund’s portfolio, but it will exclude (or modify the weightings of) certain securities held in the Fund’s portfolio, such as those securities that the Fund’s portfolio managers are actively looking to purchase or sell, or securities which, if disclosed, could increase the risk of front-running or free-riding. The Substitute Basket may also include cash.

The Fund seeks to achieve its investment objective by investing primarily in exchange-traded common stocks of U.S. companies that Invesco Advisers, Inc. (the “Sub-Adviser”) believes have potential for earnings or revenue growth. The Fund deems an issuer to be a U.S. issuer if (i) its principal securities trading market (i.e., a U.S. stock exchange, NASDAQ or over-the-counter markets) is in the U.S.; (ii) it (alone or through its consolidated subsidiaries) derives 50% or more of its annual revenue from either goods produced, sales made or services performed in the U.S.; or (iii) it is organized under the laws of, or has a principal office in, the U.S. The Fund may invest in securities of issuers of all capitalization sizes; however, it will primarily hold securities of large- and mid-capitalization issuers. The Fund considers large- and mid-capitalization issuers to be those issuers that are within the ranges of market capitalizations of the Russell 1000 Growth Index and Russell Midcap® Growth Index, respectively. These ranges are subject to change at any time due to market activity or changes in the composition of those indices. The Fund measures a company’s capitalization at the time the Fund buys a security and is not required to sell a security if the issuer’s capitalization moves outside of the Fund’s definition of large- or mid-capitalization issuers. The Fund usually will hold a relatively small number of stocks (approximately 25-30) and may invest more than 25% of its assets in a given sector. The Fund may invest up to 25% of its net assets in common stock of foreign issuers, which include issuers in emerging markets countries, i.e., those that are in the early stages of their industrial cycles. The Fund may make such investment in common stock of foreign issuers by either: (i) investing directly in common stock listed on a foreign exchange that trades on such exchange contemporaneously with the Fund’s Shares (currently limited to Canada and Mexico); or (ii) investing in exchange-traded American depositary receipts (“ADRs”) representing common stock trading on any foreign exchange that trades contemporaneously with the Shares.

During the fiscal period from the Fund’s inception (December 22, 2020) through October 31, 2021, on a market price basis, the Fund returned 18.65%. On a net asset value (“NAV”) basis, the

Fund returned 18.93%. During the same time period, the Russell 1000® Growth Index (the “Benchmark Index”) returned 25.03%.

The Fund’s underperformance relative to the Benchmark Index is primarily due to the Fund’s active security selection, as well as fund fees and transaction costs. The Benchmark Index was selected for its recognition in the marketplace and its performance comparison is a useful measure for investors as a broad representation of domestic growth stocks.

For the fiscal period ended October 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the communication services sector. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the materials sector.

Positions that contributed most significantly to the Fund’s return included Microsoft Corp., an information technology company (portfolio average weight of 11.98%), and NVIDIA Corp., an information technology company (portfolio average weight of 3.77%). The position that detracted most significantly from the Fund’s return was StoneCo Ltd. Class A, an information technology company (no longer held at period end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Information Technology	45.97
Consumer Discretionary	18.63
Communication Services	14.72
Health Care	7.35
Financials	4.70
Energy	3.18
Sector Types Each Less Than 3%	5.04
Money Market Funds Plus Other Assets Less Liabilities	0.41

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Microsoft Corp.	13.92
Amazon.com, Inc.	7.09
Booking Holdings, Inc.	5.43
Palo Alto Networks, Inc.	5.39
NVIDIA Corp.	5.23
Alphabet, Inc., Class A	5.19
Meta Platforms, Inc., Class A	4.92
Apollo Global Management, Inc.	4.70
Applied Materials, Inc.	4.55
QUALCOMM, Inc.	4.53
Total	60.95

*	Excluding money market fund holdings.

9

Invesco Select Growth ETF (IVSG) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

Fund Inception
Index	Cumulative
Russell 1000® Growth Index	25.03%
Fund
NAV Return	18.93
Market Price Return	18.65

Fund Inception: December 22, 2020

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, as supplemented to date, the Fund’s expense ratio of 0.48% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

10

IVLC	Management’s Discussion of Fund Performance
Invesco US Large Cap Core ESG ETF (IVLC)

The Invesco US Large Cap Core ESG ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks capital appreciation. The Fund operates pursuant to an exemptive order from the SEC (the “Order”) and is not required to publicly disclose its complete portfolio holdings each day that the Fund is open (a “Business Day”). Instead, the Fund publishes each Business Day on its website a “Tracking Basket,” which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio. The Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings (“Strategy Components”); (2) ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the Fund invests (“Representative ETFs”); and (3) cash and cash equivalents.

The Fund invests, under normal market conditions, at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in exchange-traded equity securities of U.S. large capitalization issuers. Additionally, the Fund seeks to achieve its investment objective by investing mainly in common stock of U.S. companies that meet high environmental, social and governance (“ESG”) standards, as determined by the Fund’s sub-adviser, Invesco Adviser’s Inc. (the “Sub-Adviser”). The Fund may invest up to 20% of its net assets in common stock of foreign issuers, including up to 10% of its net assets in emerging markets countries, i.e., those that are in the early stages of their industrial cycles. The Fund may make such investment in common stock of foreign issuers by either: (i) investing directly in common stock listed on a foreign exchange that trades on such exchange contemporaneously with the Fund’s Shares (currently limited to Canada and Mexico); or (ii) investing in exchange-traded American depositary receipts (“ADRs”) representing common stock trading on any foreign exchange that trades contemporaneously with the Shares.

During the fiscal period from the Fund’s inception (December 22, 2020) through October 31, 2021, on a market price basis, the Fund returned 24.82%. On a net asset value (“NAV”) basis, the Fund returned 25.01%. During the same time period, the S&P 500® Index (the “Benchmark Index”) returned 26.40%.

The Fund’s underperformance relative to the Benchmark Index is primarily due to the Fund’s active security selection. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

For the fiscal period ended October 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the financials sector. There were no detracting sectors during this time period.

Positions that contributed most significantly to the Fund’s return included Microsoft Corp., an information technology company (portfolio average weight of 7.56%), and Alphabet Inc., Class A, an information technology company (portfolio average weight of 4.61%). The position that detracted most significantly from the Fund’s return was QUALCOMM, Inc., an information technology company (portfolio average weight of 2.12%), and Verizon Communications, Inc., a communication services company (portfolio average weight of 1.71%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Information Technology	28.22
Consumer Discretionary	13.09
Financials	12.30
Health Care	12.17
Communication Services	10.48
Industrials	10.00
Consumer Staples	5.30
Real Estate	3.40
Sector Types Each Less Than 3%	4.62
Money Market Funds Plus Other Assets Less Liabilities	0.42

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Microsoft Corp.	7.43
Amazon.com, Inc.	5.14
Alphabet, Inc., Class A	5.07
Apple, Inc.	4.70
JPMorgan Chase & Co.	3.73
UnitedHealth Group, Inc.	3.11
salesforce.com, inc.	2.25
United Parcel Service, Inc., Class B	2.20
Prologis, Inc.	2.09
HCA Healthcare, Inc.	2.02
Total	37.74

*	Excluding money market fund holdings.

11

Invesco US Large Cap Core ESG ETF (IVLC) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

Fund Inception
Index	Cumulative
S&P 500® Index	26.40%
Fund
NAV Return	25.01
Market Price Return	24.82

Fund Inception: December 22, 2020

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, as supplemented to date, the Fund’s expense ratio of 0.48% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

12

Invesco Focused Discovery Growth ETF (IVDG)

October 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-98.57%
Consumer Discretionary-10.76%
Aptiv PLC(b)	145	$25,069
Caesars Entertainment, Inc.(b)	73	7,991
Floor & Decor Holdings, Inc., Class A(b)	134	18,213
Garmin Ltd.	36	5,170
Hilton Worldwide Holdings, Inc.(b)	141	20,297
RH(b)	32	21,108
Tractor Supply Co.	114	24,757

		122,605

Energy-1.49%
Cheniere Energy, Inc.(b)	164	16,957

Financials-10.74%
First Republic Bank	123	26,609
KKR & Co., Inc., Class A	356	28,363
MSCI, Inc.	55	36,568
SVB Financial Group(b)	43	30,848

		122,388

Health Care-20.85%
Align Technology, Inc.(b)	27	16,858
Catalent, Inc.(b)	201	27,710
Charles River Laboratories International, Inc.(b)	78	34,997
IDEXX Laboratories, Inc.(b)	57	37,970
Masimo Corp.(b)	66	18,713
Mettler-Toledo International, Inc.(b)	12	17,770
Repligen Corp.(b)	86	24,983
Veeva Systems, Inc., Class A(b)	80	25,361
West Pharmaceutical Services, Inc.	77	33,101

		237,463

Industrials-14.49%
AMETEK, Inc.	137	18,139
Generac Holdings, Inc.(b)	86	42,876
IDEX Corp.	84	18,696
ITT, Inc.	143	13,452
Old Dominion Freight Line, Inc.	90	30,721
Trex Co., Inc.(b)	144	15,322
Waste Connections, Inc.	190	25,842

		165,048

	Shares	Value
Information Technology-35.83%
Avalara, Inc.(b)	141	$25,329
Crowdstrike Holdings, Inc., Class A(b)	82	23,108
Entegris, Inc.	205	28,860
EPAM Systems, Inc.(b)	62	41,741
Gartner, Inc.(b)	77	25,557
Globant S.A.(b)	101	32,238
HubSpot, Inc.(b)	45	36,460
MongoDB, Inc.(b)	55	28,671
Monolithic Power Systems, Inc.	82	43,088
Motorola Solutions, Inc.	113	28,091
Synopsys, Inc.(b)	123	40,981
Trimble, Inc.(b)	300	26,211
Zebra Technologies Corp., Class A(b)	52	27,765

		408,100

Materials-2.64%
Albemarle Corp.	27	6,763
Avery Dennison Corp.	107	23,296

		30,059

Real Estate-1.77%
Jones Lang LaSalle, Inc.(b)	78	20,142

Total Common Stocks & Other Equity Interests (Cost $883,280)		1,122,762

Money Market Funds-1.48%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $16,890)	16,890	16,890

TOTAL INVESTMENTS IN SECURITIES-100.05% (Cost $900,170)		1,139,652
OTHER ASSETS LESS LIABILITIES-(0.05)%		(529)

NET ASSETS-100.00%		$1,139,123

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$430,777	$(413,887)	$-	$-	$16,890	$3

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco Focused Discovery Growth ETF (IVDG)–(continued)

October 31, 2021

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$129,460	$(129,460)	$-	$-	$-	$-
Invesco Private Prime Fund	-	237,465	(237,465)	-	-	-	4	*

Total	$-	$797,702	$(780,812)	$-	$-	$16,890	$7

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco Real Assets ESG ETF (IVRA)

October 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.31%
Consumer Staples-1.46%
Archer-Daniels-Midland Co.	439	$28,201

Energy-22.59%
Cheniere Energy, Inc.(b)	595	61,523
Enbridge, Inc. (Canada)	2,480	103,718
Gibson Energy, Inc. (Canada)	1,276	25,673
Keyera Corp. (Canada)(c)	906	23,184
Kinder Morgan, Inc.	708	11,859
ONEOK, Inc.	965	61,393
Pembina Pipeline Corp. (Canada)	1,884	62,271
Targa Resources Corp.	606	33,130
TC Energy Corp. (Canada)	601	32,461
Williams Cos., Inc. (The)	775	21,770

		436,982

Industrials-0.26%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR (Mexico)(b)	102	4,936

Materials-12.73%
Agnico Eagle Mines Ltd. (Canada)	483	25,597
Canfor Corp. (Canada)(b)	926	19,154
First Quantum Minerals Ltd. (Zambia)	1,155	27,302
FMC Corp.	438	39,862
International Paper Co.	221	10,977
Lundin Mining Corp. (Chile)	5,517	47,935
Nutrien Ltd. (Canada)	473	33,008
Sylvamo Corp.(b)	20	563
West Fraser Timber Co. Ltd. (Canada)	359	28,699
WestRock Co.	274	13,179

		246,276

Real Estate-51.69%
Acadia Realty Trust	1,374	29,376
Agree Realty Corp.	164	11,654
Alexandria Real Estate Equities, Inc.	205	41,849
American Homes 4 Rent, Class A	580	23,548
American Tower Corp.	281	79,234
AvalonBay Communities, Inc.	111	26,271
Corporate Office Properties Trust	352	9,546
Cousins Properties, Inc.	277	10,972
Crown Castle International Corp.	153	27,586
DiamondRock Hospitality Co.(b)	2,945	26,623
Douglas Emmett, Inc.	740	24,183
Duke Realty Corp.	557	31,326
Equinix, Inc.	57	47,713
Equity Residential	445	38,448
Federal Realty Investment Trust	115	13,840
Healthpeak Properties, Inc.	1,447	51,383
Hudson Pacific Properties, Inc.	540	13,905

Investment Abbreviations:
ADR-American Depositary Receipt
REIT-Real Estate Investment Trust

	Shares	Value
Real Estate-(continued)
JBG SMITH Properties	1,175	$33,910
Kilroy Realty Corp.	363	24,459
Kimco Realty Corp.	814	18,396
PotlatchDeltic Corp.	311	16,256
Prologis, Inc.	908	131,624
Regency Centers Corp.	300	21,123
SBA Communications Corp., Class A	154	53,181
Simon Property Group, Inc.	367	53,795
Summit Hotel Properties, Inc.(b)	2,929	29,290
Sunstone Hotel Investors, Inc.(b)	1,614	19,917
UDR, Inc.	989	54,919
Washington REIT	579	14,678
Weyerhaeuser Co.	586	20,932

		999,937

Utilities-10.58%
American Water Works Co., Inc.	376	65,492
Atmos Energy Corp.	358	32,979
CenterPoint Energy, Inc.	1,616	42,080
Consolidated Edison, Inc.	850	64,090

		204,641

Total Common Stocks & Other Equity Interests (Cost $1,681,587)		1,920,973

Money Market Funds-0.63%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $12,077)	12,077	12,077

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $1,693,664)		1,933,050

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.27%
Invesco Private Government Fund, 0.02%(d)(e)(f)	1,639	1,639
Invesco Private Prime Fund, 0.11%(d)(e)(f)	3,664	3,665

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,304)		5,304

TOTAL INVESTMENTS IN SECURITIES-100.21% (Cost $1,698,968)		1,938,354
OTHER ASSETS LESS LIABILITIES-(0.21)%		(3,974)

NET ASSETS-100.00%		$1,934,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco Real Assets ESG ETF (IVRA)–(continued)

October 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$186,173	$(174,096)	$-	$-	$12,077	$2
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	92,068	(90,429)	-	-	1,639	1	*
Invesco Private Prime Fund	-	134,929	(131,264)	-	-	3,665	9	*

Total	$-	$413,170	$(395,789)	$-	$-	$17,381	$12

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

This Fund has holdings greater than 10% of net assets in the following country:

Canada	18.29%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco Select Growth ETF (IVSG)

October 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.59%
Communication Services-14.72%
Alphabet, Inc., Class A(b)	25	$74,023
Electronic Arts, Inc.	229	32,117
Meta Platforms, Inc., Class A(b)	217	70,215
Sea Ltd., ADR (Taiwan)(b)	98	33,670

		210,025

Consumer Discretionary-18.63%
Amazon.com, Inc.(b)	30	101,173
Booking Holdings, Inc.(b)	32	77,465
Farfetch Ltd., Class A (United Kingdom)(b)	992	38,896
Penn National Gaming, Inc.(b)	674	48,259

		265,793

Energy-3.18%
Occidental Petroleum Corp.	1,354	45,400

Financials-4.70%
Apollo Global Management, Inc.(c)	871	67,023

Health Care-7.35%
Intuitive Surgical, Inc.(b)	93	33,585
IQVIA Holdings, Inc.(b)	136	35,553
Kura Oncology, Inc.(b)	2,179	35,779

		104,917

Industrials-2.74%
United Rentals, Inc.(b)	103	39,048

Information Technology-45.97%
Apple, Inc.	414	62,017
Applied Materials, Inc.	475	64,909
DocuSign, Inc.(b)	108	30,055
Microsoft Corp.	599	198,640
NVIDIA Corp.	292	74,656
Palo Alto Networks, Inc.(b)	151	76,873
PayPal Holdings, Inc.(b)	156	36,284
QUALCOMM, Inc.	486	64,658

	Shares	Value
Information Technology-(continued)
Shopify, Inc., Class A (Canada)(b)	18	$26,401
Square, Inc., Class A(b)	84	21,378

		655,871

Materials-2.30%
Freeport-McMoRan, Inc.	870	32,816

Total Common Stocks & Other Equity Interests (Cost $1,168,239)		1,420,893

Money Market Funds-0.45%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $6,376)	6,376	6,376

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $1,174,615)		1,427,269

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.83%
Invesco Private Government Fund, 0.02%(d)(e)(f)	20,688	20,688
Invesco Private Prime Fund, 0.11%(d)(e)(f)	48,253	48,272

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $68,960)		68,960

TOTAL INVESTMENTS IN SECURITIES-104.87% (Cost $1,243,575)		1,496,229
OTHER ASSETS LESS LIABILITIES-(4.87)%		(69,452)

NET ASSETS-100.00%		$1,426,777

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$ 73,683	$ (67,307)	$-	$-	$ 6,376	$1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco Select Growth ETF (IVSG)–(continued)

October 31, 2021

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$122,994	$(102,306)	$-	$-	$20,688	$-
Invesco Private Prime Fund	-	283,305	(235,033)	-	-	48,272	6	*

Total	$-	$479,982	$(404,646)	$-	$-	$75,336	$7

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco US Large Cap Core ESG ETF (IVLC)

October 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.58%
Communication Services-10.48%
Alphabet, Inc., Class A(b)	119	$352,349
Comcast Corp., Class A	1,235	63,516
Electronic Arts, Inc.	446	62,552
Netflix, Inc.(b)	148	102,166
Snap, Inc., Class A(b)	939	49,373
Verizon Communications, Inc.	1,859	98,508

		728,464

Consumer Discretionary-13.09%
Amazon.com, Inc.(b)	106	357,478
D.R. Horton, Inc.	782	69,809
Dollar General Corp.	230	50,950
Expedia Group, Inc.(b)	452	74,313
Home Depot, Inc. (The)	370	137,544
O’Reilly Automotive, Inc.(b)	133	82,768
Ross Stores, Inc.	532	60,222
Target Corp.	295	76,588

		909,672

Consumer Staples-5.30%
Mondelez International, Inc., Class A	1,381	83,882
PepsiCo, Inc.	553	89,365
Procter & Gamble Co. (The)	743	106,241
Sysco Corp.	1,159	89,127

		368,615

Energy-1.51%
Baker Hughes Co., Class A	4,178	104,784

Financials-12.30%
Allstate Corp. (The)	516	63,814
American Express Co.	574	99,750
Equitable Holdings, Inc.	2,205	73,867
Intercontinental Exchange, Inc.	883	122,260
JPMorgan Chase & Co.	1,525	259,082
Marsh & McLennan Cos., Inc.	586	97,745
S&P Global, Inc.	193	91,513
SVB Financial Group(b)	65	46,631

		854,662

Health Care-12.17%
AstraZeneca PLC, ADR (United Kingdom)	1,669	104,112
Cooper Cos., Inc. (The)	215	89,638
Danaher Corp.	347	108,184
Eli Lilly and Co.	436	111,075
HCA Healthcare, Inc.	560	140,258
Seagen, Inc.(b)	432	76,175
UnitedHealth Group, Inc.	470	216,421

		845,863

Industrials-10.00%
Deere & Co.	205	70,173
Hubbell, Inc.	339	67,586
Otis Worldwide Corp.	867	69,629
Rockwell Automation, Inc.	222	70,907
Stanley Black & Decker, Inc.	259	46,550
Trane Technologies PLC	303	54,822
Union Pacific Corp.	400	96,560

	Shares	Value
Industrials-(continued)
United Parcel Service, Inc., Class B	715	$152,631
Waste Connections, Inc.	485	65,965

		694,823

Information Technology-28.22%
Accenture PLC, Class A	360	129,164
Advanced Micro Devices, Inc.(b)	679	81,636
Apple, Inc.	2,181	326,714
Applied Materials, Inc.	918	125,445
Fiserv, Inc.(b)	889	87,558
Microsoft Corp.	1,558	516,664
QUALCOMM, Inc.	883	117,474
salesforce.com, inc.(b)	521	156,138
TE Connectivity Ltd.	453	66,138
Texas Instruments, Inc.	579	108,551
Visa, Inc., Class A	608	128,756
VMware, Inc., Class A(b)	305	46,269
Workday, Inc., Class A(b)	245	71,045

		1,961,552

Materials-1.17%
Air Products and Chemicals, Inc.	271	81,249

Real Estate-3.40%
Alexandria Real Estate Equities, Inc.	185	37,766
American Tower Corp.	190	53,574
Prologis, Inc.	1,002	145,250

		236,590

Utilities-1.94%
Avangrid, Inc.(c)	746	39,314
NextEra Energy, Inc.	1,120	95,570

		134,884

Total Common Stocks & Other Equity Interests (Cost $6,341,974)		6,921,158

Money Market Funds-0.37%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $26,020)	26,020	26,020

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $6,367,994)		6,947,178

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.58%
Invesco Private Government Fund, 0.02%(d)(e)(f)	12,583	12,583

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco US Large Cap Core ESG ETF (IVLC)–(continued)

October 31, 2021

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(e)(f)	27,627	$27,638

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $40,221)		40,221

TOTAL INVESTMENTS IN SECURITIES-100.53% (Cost $6,408,215)		6,987,399
OTHER ASSETS LESS LIABILITIES-(0.53)%		(37,036)

NET ASSETS-100.00%		$6,950,363

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$189,145	$(163,125)	$-	$-	$26,020	$3
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	228,202	(215,619)	-	-	12,583	1	*
Invesco Private Prime Fund	-	286,155	(258,517)	-	-	27,638	18	*

Total	$-	$703,502	$(637,261)	$-	$-	$66,241	$22

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Statements of Assets and Liabilities

October 31, 2021

	Invesco Focused Discovery Growth ETF (IVDG)	Invesco Real Assets ESG ETF (IVRA)	Invesco Select Growth ETF (IVSG)	Invesco US Large Cap Core ESG ETF (IVLC)
Assets:
Unaffiliated investments in securities, at value(a)	$1,122,762	$1,920,973	$1,420,893	$6,921,158
Affiliated investments in securities, at value	16,890	17,381	75,336	66,241
Cash	-	-	-	326
Foreign currencies, at value	-	359	-	-
Receivable for:
Dividends	46	1,921	66	5,537
Securities lending	-	7	3	67

Total assets	1,139,698	1,940,641	1,496,298	6,993,329

Liabilities:
Payable for:
Collateral upon return of securities loaned	-	5,304	68,960	40,221
Accrued unitary management fees	575	957	561	2,745

Total liabilities	575	6,261	69,521	42,966

Net Assets	$1,139,123	$1,934,380	$1,426,777	$6,950,363

Net assets consist of:
Shares of beneficial interest	$984,067	$1,632,990	$1,199,730	$6,331,417
Distributable earnings	155,056	301,390	227,047	618,946

Net Assets	$1,139,123	$1,934,380	$1,426,777	$6,950,363

Shares outstanding (unlimited amount authorized, $0.01 par value)	80,001	130,001	100,001	470,001
Net asset value	$14.24	$14.88	$14.27	$14.79

Market price	$14.25	$14.96	$14.26	$14.78

Unaffiliated investments in securities, at cost	$883,280	$1,681,587	$1,168,239	$6,341,974

Affiliated investments in securities, at cost	$16,890	$17,381	$75,336	$66,241
Foreign currencies, at cost	$-	$359	$-	$-

(a) Includes securities on loan with an aggregate value of:	$-	$4,990	$66,331	$38,893

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Statements of Operations

For the period ended October 31, 2021(a)

	Invesco Focused Discovery Growth ETF (IVDG)	Invesco Real Assets ESG ETF (IVRA)	Invesco Select Growth ETF (IVSG)	Invesco US Large Cap Core ESG ETF (IVLC)

Investment income:
Unaffiliated dividend income	$2,462	$34,895	$4,803	$50,068
Affiliated dividend income	3	2	1	3
Securities lending income	7	56	9	134
Foreign withholding tax	-	(1,945)	-	(25)

Total investment income	2,472	33,008	4,813	50,180

Expenses:
Unitary management fees	6,535	7,914	5,404	18,301
Tax expenses	-	145	-	14

Total expenses	6,535	8,059	5,404	18,315

Net investment income (loss)	(4,063)	24,949	(591)	31,865

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(80,537)	78,320	(25,173)	36,884
In-kind redemptions	69,010	-	-	98,550
Foreign currencies	-	114	-	-

Net realized gain (loss)	(11,527)	78,434	(25,173)	135,434

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	239,482	239,386	252,654	579,184
Foreign currencies	-	(1)	-	-

Change in net unrealized appreciation	239,482	239,385	252,654	579,184

Net realized and unrealized gain	227,955	317,819	227,481	714,618

Net increase in net assets resulting from operations	$223,892	$342,768	$226,890	$746,483

(a) For the period December 17, 2020 (commencement of investment operations) through October 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Statements of Changes in Net Assets

For the period ended October 31, 2021(a)

	Invesco Focused Discovery Growth ETF (IVDG)	Invesco Real Assets ESG ETF (IVRA)	Invesco Select Growth ETF (IVSG)	Invesco US Large Cap Core ESG ETF (IVLC)
	2021	2021	2021	2021

Operations:
Net investment income (loss)	$(4,063)	$24,949	$(591)	$31,865
Net realized gain (loss)	(11,527)	78,434	(25,173)	135,434
Change in net unrealized appreciation	239,482	239,385	252,654	579,184

Net increase in net assets resulting from operations	223,892	342,768	226,890	746,483

Distributions to Shareholders from:
Distributable earnings	-	(41,522)	(125)	(29,001)

Shareholder Transactions:
Proceeds from shares sold	1,320,645	1,633,134	1,200,012	7,062,656
Value of shares repurchased	(405,414)	-	-	(829,775)

Net increase in net assets resulting from share transactions	915,231	1,633,134	1,200,012	6,232,881

Net increase in net assets	1,139,123	1,934,380	1,426,777	6,950,363

Net assets:
Beginning of period	-	-	-	-

End of period	$1,139,123	$1,934,380	$1,426,777	$6,950,363

Changes in Shares Outstanding:
Shares sold	110,001	130,001	100,001	530,001
Shares repurchased	(30,000)	-	-	(60,000)
Shares outstanding, beginning of period	-	-	-	-

Shares outstanding, end of period	80,001	130,001	100,001	470,001

(a) For the period December 17, 2020 (commencement of investment operations) through October 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Financial Highlights

Invesco Focused Discovery Growth ETF (IVDG)

	For the Period
	December 17, 2020(a)
	Through
	October 31,
	2021

Per Share Operating Performance:
Net asset value at beginning of period	$12.00

Net investment income (loss)(b)	(0.04)
Net realized and unrealized gain on investments	2.28

Total from investment operations	2.24

Net asset value at end of period	$14.24

Market price at end of period(c)	$14.25

Net Asset Value Total Return(d)	18.67	%(e)
Market Price Total Return(d)	18.75	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,139
Ratio to average net assets of:
Expenses	0.58	%(f)
Net investment income (loss)	(0.36	)%(f)
Portfolio turnover rate(g)	135%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 22, 2020, the first day of trading on the exchange) to October 31, 2021 was 16.53%. The market price total return from Fund Inception to October 31, 2021 was 16.61%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Financial Highlights–(continued)

Invesco Real Assets ESG ETF (IVRA)

	For the Period
	December 17, 2020(a)
	Through
	October 31,
	2021
Per Share Operating Performance:
Net asset value at beginning of period	$12.00

Net investment income(b)	0.22
Net realized and unrealized gain on investments	3.04

Total from investment operations	3.26

Distributions to shareholders from:
Net investment income	(0.38)

Net asset value at end of period	$14.88

Market price at end of period(c)	$14.96

Net Asset Value Total Return(d)	27.65	%(e)
Market Price Total Return(d)	28.33	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,934
Ratio to average net assets of:
Expenses	0.60	%(f)
Net investment income	1.86	%(f)
Portfolio turnover rate(g)	52%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 22, 2020, the first day of trading on the exchange) to October 31, 2021 was 32.40%. The market price total return from Fund Inception to October 31, 2021 was 32.53%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Financial Highlights–(continued)

Invesco Select Growth ETF (IVSG)

	For the Period
	December 17, 2020(a)
	Through
	October 31,
	2021
Per Share Operating Performance:
Net asset value at beginning of period	$12.00

Net investment income (loss)(b)	(0.01)
Net realized and unrealized gain on investments	2.28

Total from investment operations	2.27

Net asset value at end of period	$14.27

Market price at end of period(c)	$14.26

Net Asset Value Total Return(d)	18.93	%(e)
Market Price Total Return(d)	18.84	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,427
Ratio to average net assets of:
Expenses	0.47	%(f)
Net investment income (loss)	(0.05	)%(f)
Portfolio turnover rate(g)	33%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 22, 2020, the first day of trading on the exchange) to October 31, 2021 was 18.93%. The market price total return from Fund Inception to October 31, 2021 was 18.65%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Financial Highlights–(continued)

Invesco US Large Cap Core ESG ETF (IVLC)

	For the Period
	December 17, 2020(a)
	Through
	October 31,
	2021
Per Share Operating Performance:
Net asset value at beginning of period	$12.00

Net investment income(b)	0.10
Net realized and unrealized gain on investments	2.78

Total from investment operations	2.88

Distributions to shareholders from:
Net investment income	(0.09)

Net asset value at end of period	$14.79

Market price at end of period(c)	$14.78

Net Asset Value Total Return(d)	24.07	%(e)
Market Price Total Return(d)	23.98	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$6,950
Ratio to average net assets of:
Expenses	0.47	%(f)
Net investment income	0.82	%(f)
Portfolio turnover rate(g)	50%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 22, 2020, the first day of trading on the exchange) to October 31, 2021 was 25.01%. The market price total return from Fund Inception to October 31, 2021 was 24.82%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Notes to Financial Statements

Invesco Actively Managed Exchange-Traded Fund Trust

October 31, 2021

NOTE 1–Organization

Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Focused Discovery Growth ETF (IVDG)	“Focused Discovery Growth ETF”

Invesco Real Assets ESG ETF (IVRA)	“Real Assets ESG ETF”

Invesco Select Growth ETF (IVSG)	“Select Growth ETF”

Invesco US Large Cap Core ESG ETF (IVLC)	“US Large Cap Core ESG ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units for Focused Discovery Growth ETF and Select Growth ETF are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities which includes a significant percentage of securities held in each Fund’s portfolio, but excludes or modifies the weightings of certain securities (the “Substitute Basket”). The Substitute Basket may also include cash. Creation Units for Real Assets ESG ETF and US Large Cap Core ESG ETF are issued and redeemed principally in exchange for (1) select recently disclosed portfolio holdings (“Strategy Components”), (2) ETFs that convey information about the types of instruments in which each Fund invests (“Representative ETFs”) and (3) cash and cash equivalents (the “Tracking Basket”). Except when aggregated in Creation Units by authorized participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of Focused Discovery Growth ETF and US Large Cap Core ESG ETF is to seek capital appreciation. The investment objective of Real Assets ESG ETF is to seek capital appreciation with a secondary objective of current income. The investment objective of Select Growth ETF is to seek long-term capital appreciation.

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market

28

data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations

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and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to their shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Invesco Advisers, Inc. (the “Affiliated Sub-Adviser”) for each Fund, and for each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service

30

providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. BNY Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2021, there were no securities lending transactions with Invesco.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities listed on a foreign exchange that trade on such exchange synchronously with the shares of the Fund, and such investments may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

Active Trading Risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

ADR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the

31

performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading

Arbitrage Risk. Unlike ETFs that publicly disclose their complete portfolio holdings each Business Day, the Funds provide certain other information intended to allow market participants to estimate the value of positions in Fund shares. Although this information is designed to facilitate arbitrage opportunities in Shares to reduce bid/ask spread and minimize discounts or premiums between the market price and the NAV of the Shares, there is no guarantee the Funds’ arbitrage mechanism will operate as intended and that the Funds will not experience wide bid/ask spreads and/or large discounts or premiums to NAV. In addition, market participants may attempt to use the disclosed information to “reverse engineer” the Funds’ trading strategy, which, if successful, could increase opportunities for predatory trading practices that may have the potential to negatively impact the Funds’ performance.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

ESG Investing Strategy Risk. The stocks of companies with favorable environmental, social and governance (“ESG”) attributes may underperform the stock market as a whole. As a result, Real Assets ESG ETF and US Large Cap Core ESG ETF may underperform other funds that do not screen companies based on ESG attributes. The criteria used to select companies for investment may result in Real Assets ESG ETF and US Large Cap Core ESG ETF investing in securities, industries or sectors that underperform the market as a whole or underperform other funds screened for ESG standards.

Fluctuation of Net Asset Value and Share Price Risk. Shares may trade at a larger premium or discount to the NAV than shares of other ETFs, including ETFs that make their daily holdings public. The NAV of the Funds will generally fluctuate with changes in the market value of the Funds’ holdings. The Shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the Shares may result in the Shares trading significantly above (at a premium) or below (at a discount) NAV. In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Funds’ underlying portfolio holdings.

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Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Industry Concentration Risk. Certain Funds are concentrated to a significant degree in securities of issuers operating in a single industry or industry group. By concentrating its investments in an industry or industry group, such Funds may face more risks than if they were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which some Funds invest, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Management Risk. The Funds are subject to management risk because they are actively managed portfolios. In managing a Fund’s portfolio securities, the Adviser or a sub-adviser (as applicable and as set forth below), applies investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

Market Risk. The Funds’ holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the holdings in a Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Transparent Actively Managed Fund Risk. Focused Discovery Growth ETF and Select Growth ETF publish each Business Day on each Fund’s website a “Substitute Basket,” which is designed to closely track the daily performance of each Fund but is not each Fund’s actual portfolio. The Substitute Basket often will include a significant percentage of the securities held in each Fund’s portfolio, but it will exclude (or modify the weightings of) certain securities held in each Fund’s portfolio, such as those securities that each Fund’s portfolio managers are actively looking to purchase or sell. Disclosure of the Substitute Basket structure may affect the price at which Shares trade in the secondary market. Although the Substitute Basket is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of each Fund at or close to each Fund’s NAV per share, there is a risk that market prices will vary significantly from NAV. By trading on the basis of a published Substitute Basket, each Fund may trade at a wider bid/ask spread than ETFs that publish their full portfolios on a daily basis, and therefore, may cost investors more to trade. These risks may increase during periods of market disruption or volatility. In addition, although each Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Substitute Basket to identify the fund’s trading strategy. If successful, this could result in such market participants engaging in certain predatory trading practices that may have the potential to harm each Fund and its shareholders, such as front running each Fund’s trades of portfolio securities. Real Assets ESG ETF and US Large Cap Core ESG ETF publish each Business Day on each Fund’s website a “Tracking Basket,” which is designed to closely track the daily performance of each Fund but is not each Fund’s actual portfolio. The Tracking Basket is comprised of: (1) Strategy Components; (2) Representative ETFs; and (3) cash and cash equivalents. Each Fund also publishes each Business Day on its website the “Tracking Basket Weight Overlap,” which is the percentage weight overlap between the holdings of the prior Business Day’s Tracking Basket compared to the holdings of each Fund that formed the basis for each Fund’s calculation of NAV per share at the end of the prior Business Day. The Tracking Basket Weight Overlap is designed to provide investors with an understanding of how similar the Tracking Basket is to each Fund’s actual portfolio in percentage terms. Given the differences between each Fund and ETFs that disclose their complete holdings daily, there is a risk that market prices of each Fund may vary significantly from NAV, and that the Shares may trade at a wider bid/ask spread—and therefore cost investors more to trade—than shares of other ETFs. These risks are heightened during periods of market disruption or volatility. Similarly to mutual funds and other ETFs, each Fund discloses the complete schedule of its portfolio holdings on Form N-PORT after its first and third fiscal quarters and in shareholder reports after its second and fourth fiscal quarters.

Real Assets Companies Risk. Investments in real assets companies may involve a higher degree of risk, including significant financial, operating, and competitive risks, and may expose the Real Assets ESG ETF to adverse macroeconomic conditions,

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such as changes and volatility in commodity prices, a rise in interest rates or a downturn in the economy in which the asset is located, elevating the risk of loss. Real assets are characterized by having physical attributes, including real estate, infrastructure, natural resources and timber.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Trading Halt Risk. There may be circumstances where a security held in a Fund’s portfolio but not in the Substitute Basket or Tracking Basket does not have readily available market quotations. If the Adviser or the Affiliated Sub-Adviser determines that such circumstance may affect the reliability of the Substitute Basket or Tracking Basket as an arbitrage vehicle, that information, along with the identity and weighting of that security in the Fund’s portfolio, will be publicly disclosed on the Fund’s website and the Adviser or the Sub-Adviser will assess appropriate remedial measures. In these circumstances, market participants may use this information to engage in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. If securities representing 10% or more of the Fund’s portfolio do not have readily available market quotations, the Adviser would promptly request the Cboe BZX Exchange, Inc. (the “Exchange”) to halt trading on the Fund, meaning that investors would not be able to trade the Shares. Moreover, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services, and for each Fund, oversight of the Affiliated Sub-Adviser.

Pursuant to an Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Affiliated Sub-Adviser for each Fund, and for each Fund the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees
(as a % of average daily net assets)

Focused Discovery Growth ETF	0.59%

Real Assets ESG ETF	0.59%

Select Growth ETF	0.48%

US Large Cap Core ESG ETF	0.48%

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The Adviser has entered into an Investment Sub-Advisory Agreement with the Affiliated Sub-Adviser for each Fund. The sub-advisory fee for these Funds is paid by the Adviser to the Affiliated Sub-Adviser at 40% of the Adviser’s compensation of the sub-advised assets of each Fund.

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the period December 17, 2020 (commencement of investment operations) through October 31, 2021, the Adviser did not waive fees and/or pay Fund expenses for the Funds.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021, for each Fund (except for Focused Discovery Growth ETF). As of October 31, 2021, all of the securities in Focused Discovery Growth ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Real Assets ESG ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,920,973	$-	$-	$1,920,973
Money Market Funds	12,077	5,304	-	17,381

Total Investments	$1,933,050	$5,304	$-	$1,938,354

Select Growth ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,420,893	$-	$-	$1,420,893
Money Market Funds	6,376	68,960	-	75,336

Total Investments	$1,427,269	$68,960	$-	$1,496,229

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	Level 1	Level 2	Level 3	Total
US Large Cap Core ESG ETF
Investments in Securities
Common Stocks & Other Equity Interests	$6,921,158	$-	$-	$6,921,158
Money Market Funds	26,020	40,221	-	66,241

Total Investments	$6,947,178	$40,221	$-	$6,987,399

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period December 17, 2020 (Commencement of Investment Operations) through October 31, 2021:

2021
Ordinary
Income*
Focused Discovery Growth ETF	$-
Real Assets ESG ETF	41,522
Select Growth ETF	125
US Large Cap Core ESG ETF	29,001

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

				Net
			Net	Unrealized		Late-Year
	Undistributed	Undistributed	Unrealized	(Depreciation)-		Ordinary	Shares of
	Ordinary	Long-Term	Appreciation-	Foreign	Capital Loss	Loss	Beneficial	Total
	Income	Capital Gains	Investments	Currencies	Carryforwards	Deferral	Interest	Net Assets
Focused Discovery Growth ETF	$-	$-	$239,482	$-	$(80,499)	$(3,927)	$984,067	$1,139,123
Real Assets ESG ETF	57,474	4,537	239,380	(1)	-	-	1,632,990	1,934,380
Select Growth ETF	-	-	252,654	-	(25,173)	(434)	1,199,730	1,426,777
US Large Cap Core ESG ETF	40,621	-	578,325	-	-	-	6,331,417	6,950,363

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of October 31, 2021, as follows:

	No expiration
	Short-Term	Long-Term	Total
Focused Discovery Growth ETF	$80,499	$-	$80,499
Real Assets ESG ETF	-	-	-
Select Growth ETF	25,173	-	25,173
US Large Cap Core ESG ETF	-	-	-

NOTE 6–Investment Transactions

For the period December 17, 2020 (commencement of investment operations) through October 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Focused Discovery Growth ETF	$2,845,023	$1,701,638
Real Assets ESG ETF	2,079,737	795,733
Select Growth ETF	1,622,709	429,297
US Large Cap Core ESG ETF	3,244,384	2,032,582

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For the period December 17, 2020 (commencement of investment operations) through October 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales
Focused Discovery Growth ETF	$109,324	$357,902
Real Assets ESG ETF	327,708	-
Select Growth ETF	-	-
US Large Cap Core ESG ETF	5,722,798	728,036

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At October 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
	Appreciation	(Depreciation)	Appreciation	Cost
Focused Discovery Growth ETF	$245,403	$(5,921)	$239,482	$900,170
Real Assets ESG ETF	267,023	(27,643)	239,380	1,698,974
Select Growth ETF	286,862	(34,208)	252,654	1,243,575
US Large Cap Core ESG ETF	683,295	(104,970)	578,325	6,409,074

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatmnt of redemptions-in-kind and distributions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the period December 17, 2020 (commencement of investment operations) through October 31, 2021, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain (Loss)	Beneficial Interest
Focused Discovery Growth ETF	$136	$(68,972)	$68,836
Real Assets ESG ETF	16,573	(16,429)	(144)
Select Growth ETF	282	-	(282)
US Large Cap Core ESG ETF	14	(98,550)	98,536

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. For Focused Discovery Growth ETF and Select Growth ETF, such transactions are principally permitted in exchange for the securities and cash in each Fund’s Substitution Basket. For Real Assets ESG ETF and US Large Cap Core ESG ETF, such transactions are principally permitted in exchange for the Strategy Components included in each Fund’s Tracking Basket, together with an amount of cash corresponding to the value of the Representative ETFs and cash and cash equivalents that form the remainder of the Tracking Basket. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement,

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Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust and Shareholders of Invesco Focused Discovery Growth ETF, Invesco Real Assets ESG ETF, Invesco Select Growth ETF and Invesco US Large Cap Core ESG ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Focused Discovery Growth ETF, Invesco Real Assets ESG ETF, Invesco Select Growth ETF and Invesco US Large Cap Core ESG ETF (four of the funds constituting Invesco Actively Managed Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 17, 2020 (commencement of investment operations) through October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the period December 17, 2020 (commencement of investment operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

December 22, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Actively Managed Exchange-Traded Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	May 1, 2021	October 31, 2021	Six-Month Period	Six-Month Period(1)
Invesco Focused Discovery Growth ETF (IVDG)
Actual	$1,000.00	$1,136.50	0.59%	$3.18
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.59	3.01
Invesco Real Assets ESG ETF (IVRA)
Actual	1,000.00	1,088.70	0.61	3.21
Hypothetical (5% return before expenses)	1,000.00	1,022.13	0.61	3.11
Invesco Select Growth ETF (IVSG)
Actual	1,000.00	1,082.80	0.48	2.52
Hypothetical (5% return before expenses)	1,000.00	1,022.79	0.48	2.45
Invesco US Large Cap Core ESG ETF (IVLC)
Actual	1,000.00	1,106.90	0.48	2.55
Hypothetical (5% return before expenses)	1,000.00	1,022.79	0.48	2.45

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

			Corporate
	Qualified	Qualified	Dividends		Business
	Business	Dividend	Received	U.S. Treasury	Interest	Qualified Short
	Income*	Income*	Deduction*	Obligations*	Income*	Term Gains
Invesco Focused Discovery Growth ETF	0%	0%	0%	0%	0%	$-
Invesco Real Assets ESG ETF	12%	19%	8%	0%	0%	16,315
Invesco Select Growth ETF	0%	0%	0%	0%	0%	-
Invesco US Large Cap Core ESG ETF	0%	66%	63%	0%	0%	-

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

41

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of October 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

42

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	234	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

43

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	234	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment
					Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

44

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2008	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

45

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	234	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer
					Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC,
					Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

46

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	234	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2008	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

47

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2014	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

48

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

49

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

50

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

51

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-6	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2021.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a)   to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020

Audit Fees	$ 299,250	$ 206,800
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 188,426	$ 121,131
All Other Fees	$ 0	$ 0
Total Fees	$ 487,676	$ 327,931
(1)

Tax Fees for the fiscal years ended October 31, 2021 and 2020 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 760,000	$ 701,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 760,000	$ 701,000

(1) Audit-Related Fees for the fiscal years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to

Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the

Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:   June 26, 2009

Amended: June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $5,910,000 for the fiscal year ended October 31, 2021 and $6,227,000 for the fiscal year ended October 31, 2020 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $6,858,426 for the fiscal year ended October 31, 2021 and $7,049,131 for the fiscal year ended October 31, 2020.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $30 million and non-audit services of approximately $23 million for the fiscal year ended 2021. The Audit Committee considered this information in evaluating PwC’s independence.

Pursuant to PCAOB Rule 3526, PwC advised the Registrant’s Audit Committee of the following matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Partner and one PwC Associate each held financial interests in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or after the individuals ceased providing their audit services to the Invesco entity, as applicable. In addition, PwC considered that the PwC Partner did not provide services to the Funds or any of their affiliates and that the audit work performed by the PwC Associate was of a limited nature and/or was reviewed by more senior engagement team members. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Actively Managed Exchange-Traded Fund Trust

By: /s/ Anna Paglia

Name: Anna Paglia
Title: President

Date: January 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Anna Paglia

Name: Anna Paglia
Title: President

Date: January 6, 2022

By: /s/ Kelli Gallegos

Name: Kelli Gallegos
Title: Treasurer

Date: January 6, 2022